UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22043

Invesco Dynamic Credit Opportunities Fund

(Exact name of registrant as specified in charter)

1555 Peachtree Street, N.E., Suite 1800 Atlanta, Georgia 30309

(Address of principal executive offices) (Zip code)

Sheri Morris 1555 Peachtree Street, N.E., Suite 1800 Atlanta, Georgia 30309

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 02/28

Date of reporting period: 02/28/19

Item 1. Report to Stockholders.

Annual Report to Shareholders	February 28, 2019
Invesco Dynamic Credit Opportunities Fund
NYSE: VTA

Letters to Shareholders

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

Philip Taylor, whose messages to shareholders have appeared here for many years, transitioned to a senior advisory role on March 1, prior to his retirement from the firm at the end of the year, and I assumed his role as Head of the Americas and Senior Managing Director, Invesco Ltd. All of us at Invesco are indebted to Phil for his many years of dedicated service to the company and to its funds’ shareholders. I’m excited about this new opportunity, and I look forward to communicating with fund shareholders going forward.

The reporting period proved to be an increasingly volatile time for markets. Amid corporate tax cuts and improving global growth, several US equity indexes redefined highs during the first half of the reporting period. The ebullience, however, ended in October as global equities, in particular US stocks, sold off sharply and continued this downward spiral for the rest of 2018. The catalyst for the sell-off was a combination of ongoing trade conflicts between the US and China, fears of a global economic slowdown and rising US interest rates. Gains posted earlier in the year for global equities were erased, while US Treasury bonds, along with government and municipal bonds, rallied. The reporting period ended on a positive note, however, as global equities bounced back strongly at the outset of 2019, mitigating some of the losses from the sell-off in late 2018. Given the strong economy during the reporting period, the US Federal Reserve (the Fed) raised the federal funds rate four times. At its December 2018 meeting, however, the Fed delivered a more “dovish hike” by simultaneously raising rates while reducing guidance for 2019 rate increases. At its first meeting in 2019, the Fed left rates unchanged. As 2019 unfolds, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and over-seas equity and fixed income markets.

Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about your Fund’s performance and portfolio holdings. In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 341 2929.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg Head of the Americas,
Senior Managing Director, Invesco Ltd.

2	Invesco Dynamic Credit Opportunities Fund

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎ Assessing each portfolio management team’s investment performance within the context of the fund’s investment strategy.

∎ Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Sincerely,

Bruce L. Crockett Independent Chair
Invesco Funds Board of Trustees

3	Invesco Dynamic Credit Opportunities Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 28, 2019, Invesco Dynamic Credit Opportunities Fund (the Fund), at net asset value (NAV), outperformed its benchmark, the Credit Suisse Leveraged Loan Index. The Fund’s return can be calculated based on either the market price or the NAV of its shares. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities and preferred shares, by the total number of common shares outstanding. Market price reflects the supply and demand for Fund shares. As a result, the two returns can differ, as they did during the fiscal year.

Performance
Total returns, 2/28/18 to 2/28/19

Fund at NAV	4.52%
Fund at Market Value	3.52
Credit Suisse Leveraged Loan Index▼	3.78

Market Price Discount to NAV as of 2/28/19	-12.64
Source(s): ▼Bloomberg L.P.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Investment return, NAV and common share market price will fluctuate so that you may have a gain or loss when you sell shares. Please visit invesco.com/us for the most recent month-end performance. Performance figures reflect Fund expenses, the reinvestment of distributions (if any) and changes in NAV for performance based on NAV and changes in market price for performance based on market price.

Since the Fund is a closed-end management investment company, shares of the Fund may trade at a discount or premium from the NAV. This characteristic is separate and distinct from the risk that NAV could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares after a short time. The Fund cannot predict whether shares will trade at, above or below NAV. The Fund should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

How we invest

The Fund seeks to provide a high level of current income, with a secondary objective of capital appreciation. The Fund seeks to achieve its objectives by investing primarily in a portfolio of investments that create exposure to floating or variable senior loans to corporations, partnerships and other entities which operate in a variety of industries and geographic regions. The Fund borrows money for investment purposes, which may create the opportunity for enhanced return, but also should be considered a speculative technique and may increase the Fund’s volatility. We believe a highly diversified pool of senior loans from the broadest spectrum of issuers and consisting of the highest credit quality available in line with portfolio objectives may provide the best risk-reward potential.

Our credit analysts review all holdings and prospective holdings. Key consideration may be given to the following factors, as applicable:

∎	Management. Factors include management’s experience in operating the business, management depth and incentives and track record operating in a leveraged environment.
∎	Industry position and dynamics. Factors include the firm’s industry position, life cycle phase of the industry, barriers to entry and current industry capacity and utilization.
∎	Asset quality. Considerations may include valuations of hard and intangible assets, how easily those assets can be converted to cash and appropriateness to leverage those assets.
∎	Divisibility. This factor focuses on operating and corporate structures, ability of the firm to divide easily and efficiently, examination of non-core assets and valuation of multiple brand names.
∎	Sponsors. Considerations include the firm’s track record of quality transactions, access to additional capital and control or ownership of the sponsoring firm.
∎	Cash flow. We examine the firm’s sales and earnings breakdown by product, divisions and subsidiaries. We look at the predictability of corporate earnings and the cash requirements of the business and conduct an examination of business cycles, seasonality and international pressures.
∎	Recovery and loan-to-value. These factors focus on further examination of the probability of default and the rate of recovery associated with loans.

Portfolio Composition†
By credit quality, based on total investments

BBB	0.1%
BBB-	2.9
BB+	1.9
BB	9.0
BB-	8.7
B+	15.0
B	23.9
B-	11.7
CCC+	4.1
CCC	1.6
CCC-	0.2
CC	0.4
D	0.8
Not Rated	13.7
Equity	6.0

Top Five Debt Holdings
Based on total investments

1.	Nobina Europe AB	2.5%
2.	Altice France S.A.	2.4
3.	TransDigm, Inc.	1.8
4.	Fieldwood Energy LLC	1.7
5.	Vistra Operations Co. LLC	1.7

Total Net Assets
Applicable to Common Shares	$938 million

Total Number of Holdings*	656

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings.

†

Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard & Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage.

4	Invesco Dynamic Credit Opportunities Fund

We attempt to construct the Fund’s portfolio using a conservative bias to help manage credit risk, while focusing on optimization of return relative to appropriate benchmarks. We monitor the holdings in the portfolio and conduct daily, weekly and monthly meetings with analysts, as well as with borrowers and loan sponsors.

Utilizing our proprietary risk rating system, our analysts assign, monitor and update the probability of default and expected recovery ratings for every asset in the portfolio. Using the resulting risk-adjusted returns, analysts monitor positions relative to market levels to detect early sell signals in an attempt to minimize principal loss and maximize relative value.

Market conditions and your Fund

Senior loans’ senior position in the capital structure, secured status and short duration positioned the asset class defensively against some of the key risks that influenced capital market performance during the fiscal year. Namely, short duration served the senior loan asset class well as climbing short-term rates bolstered floating coupons and contributed to price stability relative to fixed rate assets. Meanwhile, senior loans’ defensive positioning at the top of the capital structure benefited the asset class and underpinned price stability during the bouts of risk aversion, which punctuated 2018.

For the fiscal year ended February 28, 2019, the senior loan market, as represented by the Credit Suisse Leveraged Loan Index, returned 3.78%. The market produced positive results in all but the final two months of 2018, during which the broader capital market “risk off” sentiment sparked a technical sell-off that impacted the asset class (specifically higher quality, high beta loans). Following a total return of -3.09% for November and December 2018, senior loans quickly rallied, returning 3.90% for January 2019 and February 2019, more than recouping the prior months’ losses.1

During the fiscal year, Libor increased from 2.07% to 2.61% enhancing the floating rate component of coupon income. (Libor is the London Interbank Offered Rate, which is the rate that international banks charge for short-term loans to one another). This increase in Libor, coupled with limited nominal spread compression (due to less refinancing activity), drove loan investors’ interest income higher during the fiscal year.

Overall, the fiscal year was characterized by positive credit conditions, including accelerating economic growth, improved corporate earnings growth and a continued

low default rate. These characteristics led to a strong demand for US credit, which resulted in robust collateralized loan obligation formation, as well as institutional demand for the asset class.

Credit fundamentals of the loan market remained solid during the fiscal year as economic growth remained healthy and corporate earnings improved. Trade tensions continued to represent a source of uncertainty; however, there continues to be relatively stable underlying economic momentum which has underpinned consistent earnings improvement in the US corporate sector.

Loan defaults remained below their long-term historical averages during the fiscal year. With issuer distress isolated largely to the energy and retail sectors, as well as other highly-levered and/or secularly-challenged companies, we viewed default rates as likely to remain below their historical averages and to be driven by a few individual issuers.

At the close of the fiscal year, it was our view that senior loans were well positioned for the economic and interest rate environment, providing investors with a relatively high level of current income, protection from rising rates due to their floating rate structure, all while sitting atop the capital structure. Central to this view was the supportive fundamental credit environment, which we believe could persist. We anticipate that both economic and corporate earnings growth may decelerate from 2018 levels as monetary tightening restrains borrowing, rising labor costs slow earnings expansion, and fiscal stimulus begins to fade late in 2019. At the close of the fiscal year, we believed loans were attractive on a relative basis as the differential between yields in high yield bonds and loans remained near historical lows. As such, we believed that senior loans offered investors the opportunity to own secured credit exposure providing a similar yield as unsecured credit exposure with less duration risk.

As of the close of the fiscal year, leverage accounted for 29% of the Fund’s NAV plus borrowings and variable rate term preferred shares. Unlike other fixed income asset classes, using leverage in conjunction with senior loans does not involve the same degree of risk from rising short-term interest rates since the income from senior loans generally adjusts to changes in interest rates, as do the rates which determine the Fund’s borrowing costs. However, as mentioned earlier, the use of leverage can increase the Fund’s volatility. For more information about the Fund’s use of leverage, see the Notes to Financial Statements later in this report.

At the end of the fiscal year, the Fund’s holdings in Vistra Operations, Merrill Communications and Altice Financing were the largest overweight allocations relative to the benchmark. Meanwhile,

Charter Communications Operating LLC, SS&C Technologies and TransDigm were the Fund’s largest underweight allocations relative to the benchmark. For the fiscal year, the Fund’s use of leverage contributed to Fund performance.

The senior loan asset class behaves differently from many traditional fixed income investments. The interest income generated by a portfolio of senior loans is usually determined by a fixed credit spread over Libor. Because senior loans generally have a very short duration and the coupons or interest rates are usually adjusted every 30 to 90 days as Libor changes, the yield on the portfolio adjusts. Interest rate risk refers to the tendency for traditional fixed income prices to decline when interest rates rise. For senior loans, however, interest rates and income are variable, and the prices of senior loans are therefore less sensitive to interest rate changes than traditional fixed income bonds. We are monitoring interest rates, the market and economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the US Federal Reserve and certain central banks. If interest rates rise faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments or the market price of the Fund’s shares.

As always, we appreciate your continued participation in Invesco Dynamic Credit Opportunities Fund.

1	Source: Credit Suisse Group

5	Invesco Dynamic Credit Opportunities Fund

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Scott Baskind Portfolio Manager, is manager of Invesco Dynamic Credit Opportunities Fund. He has been associated with Invesco or its investment advisory affiliates in an investment management capacity since 1999 and began managing the Fund in 2010. Mr. Baskind earned a BS in business administration, with majors in finance and management information systems, from the University at Albany, State University of New York.

Nuno Caetano Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Dynamic Credit Opportunities Fund. He has been associated with Invesco or its investment advisory affiliates since 2010 and began managing the Fund in 2013. Mr. Caetano was employed by Morgan Stanley in an investment management capacity from 2006 to 2010. He earned a BS in business administration and an MS in corporate finance from Universidade Catolica Portuguesa.

Philip Yarrow Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Dynamic Credit Opportunities Fund. He joined Invesco in 2010.

Mr. Yarrow was associated with the Fund’s previous investment adviser or its investment advisory affiliates in an investment management capacity from 2005 to 2010 and began managing the Fund in 2007. He earned a BS in mathematics and economics from the University of Nottingham and a master of management degree in finance from Northwestern University.

6	Invesco Dynamic Credit Opportunities Fund

Supplemental Information

Invesco Dynamic Credit Opportunities Fund’s investment objective is to seek a high level of current income, with a secondary objective of capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2019, and is based on total net assets applicable to common shares.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports, visit invesco.com/fundreports.

About indexes used in this report

∎	The Credit Suisse Leveraged Loan Index represents tradable, senior-secured, US dollar-denominated, non-investment grade loans.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

7	Invesco Dynamic Credit Opportunities Fund

Changes to Investment Policies

In order for the Fund to access additional opportunities to pursue its investment objective, the Board of Trustees of the Fund (the “Board”) approved a loan origination strategy for the Fund. Accordingly, the following changes and clarifications to the Fund’s investment policies were made to reflect the Fund’s loan origination strategy.

The Fund may originate senior secured floating and fixed rate loans (“Senior Loans”) directly or through investments in one or more wholly-owned subsidiaries (each, a “Subsidiary”). The Fund may originate loans in order to obtain exposure to middle market loan transactions which will generally be first and second lien Senior Loans. Such borrowers may have credit ratings that are determined by one or more nationally recognized statistical rating organizations (“NRSROs”) or the Adviser to be below investment grade. The loans the Fund originates may vary in maturity and/or duration. The Fund is not limited in the amount, size or type of loans it may originate, including with respect to a single borrower or with respect to borrowers that are determined to be below investment grade, other than pursuant to any applicable law. The Fund may engage in direct origination of Senior Loans in which such loans are jointly originated by multiple registered funds advised by the Adviser or its affiliates in accordance with written policies and procedures adopted by the Board.

Loan Origination Risks. In making a direct loan, the Fund is exposed to the risk that the borrower may default or become insolvent and, consequently, that the Fund will lose money on the loan. Furthermore, direct loans may subject the Fund to liquidity and interest rate risk and certain direct loans may be deemed illiquid. Direct loans are not publicly traded and may not have a secondary market. The lack of a secondary market for direct loans may have an adverse impact on the ability of the Fund to dispose of a direct loan and/or to value the direct loan. When engaging in direct lending, the Fund’s performance may depend, in part, on the ability of the Fund to originate loans on advantageous terms. In originating and purchasing loans, the Fund will compete with a broad spectrum of lenders. Increased competition for, or a decrease in the available supply of, qualifying loans could result in lower yields on such loans, which could adversely affect Fund performance.

Valuation Risk. Different types of assets may be used as collateral for the Fund’s loans and, accordingly, the valuation of and risks associated with such collateral will vary by loan. There is no assurance that the Fund will correctly evaluate the value of the assets collateralizing the Fund’s loans or the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a company that the Fund funds, the Fund may lose all or part of the amounts advanced to the borrower or may be required to accept collateral with a value less than the amount of the loan advanced by the Fund or its affiliates to the borrower. Furthermore, in the event of a default by a borrower, the Fund may have difficulty disposing of the assets used as collateral for a loan.

Regulatory Risk. Various state licensing requirements could apply to the Fund with respect investments in, or the origination and servicing of loans and similar assets. Failure to comply with such laws and regulations could lead to, among other penalties, a loss of the Fund’s (or its Subsidiary’s) or the Adviser’s license, which in turn could require the Fund to divest assets located in or secured by real property located in that state. To the extent the Fund (or its Subsidiary) obtains licenses or is required to comply with related regulatory requirements, the Fund could be subject to increased costs and regulatory oversight by governmental authorities, which may have an adverse effect on its results or operations.

Subsidiary Risk. By investing through one or more Subsidiaries, if any, the Fund is exposed to the risks associated with the Subsidiaries’ investments (which risks are generally the same as the investment risks described in this prospectus applicable to the Fund). Subsidiaries will not be registered as investment companies under the 1940 Act and will not be subject to all of the investor protections of the 1940 Act. However, the Fund will comply with the applicable requirements of the 1940 Act on a consolidated basis with its Subsidiaries (if any) and each such Subsidiary will be subject to the same investment restrictions and limitations, and will adhere to the same compliance policies and procedures, as the Fund. Changes in the laws of the United States and/or the jurisdiction in which a Subsidiary is organized, including any changes in the interpretations of, or treatment with respect to, applicable federal tax-related matters impacting the Fund and its status as a regulated investment company, could result in the inability of the Fund and/or the Subsidiary to operate as described herein and could adversely affect the Fund.

Investments in Middle-Market Companies. Investments in middle-market companies may entail greater risks than are customarily associated with investments in large companies. Middle-market companies may have more limited product lines, markets and financial resources, and may be dependent on a smaller management group. As a result, such companies may be more vulnerable to general economic trends and to specific changes in markets and technology. In addition, future growth may be dependent on additional financing, which may not be available on acceptable terms when required. Furthermore, there is ordinarily a more limited marketplace for the sale of interests in smaller, private companies, which may make realizations of gains more difficult, by requiring sales to other private investors. In addition, the relative illiquidity of investments held by closed-end funds generally, and the somewhat greater illiquidity of closed-end fund investments in middle-market companies, could make it difficult for the Fund to react quickly to negative economic or political developments.

Conflicts of Interest Created by Valuation Process for Certain Portfolio Holdings. The Fund’s portfolio investments may include loans that are not publicly traded and for which no market based price quotation is available. As a result, the fair value of these loans will be determined in good faith in accordance with the Fund’s valuation procedures. In connection with that determination, investment professionals from the Adviser may provide input regarding valuations based upon the most recent portfolio company financial statements available and projected financial results of each portfolio company. The participation of the Adviser’s investment professionals in the Fund’s valuation process could result in a conflict of interest as the Adviser’s management fee is based, in part, on the value of the Fund’s assets.

8	Invesco Dynamic Credit Opportunities Fund

Dividend Reinvestment Plan

The dividend reinvestment plan (the Plan) offers you a prompt and simple way to reinvest your dividends and capital gains distributions (Distributions) into additional shares of your Invesco closed-end Fund (the Fund). Under the Plan, the money you earn from Distributions will be reinvested automatically in more shares of the Fund, allowing you to potentially increase your investment over time. All shareholders in the Fund are automatically enrolled in the Plan when shares are purchased.

Plan benefits

∎	Add to your account:

You may increase your shares in your Fund easily and automatically with the Plan.

∎	Low transaction costs:

Shareholders who participate in the Plan may be able to buy shares at below-market prices when the Fund is trading at a premium to its net asset value (NAV). In addition, transaction costs are low because when new shares are issued by the Fund, there is no brokerage fee, and when shares are bought in blocks on the open market, the per share fee is shared among all participants.

∎	Convenience:

You will receive a detailed account statement from Computershare Trust Company, N.A. (the Agent), which administers the Plan. The statement shows your total Distributions, date of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account. You can also access your account at invesco.com/closed-end.

∎	Safekeeping:

The Agent will hold the shares it has acquired for you in safekeeping.

Who can participate in the Plan

If you own shares in your own name, your purchase will automatically enroll you in the Plan. If your shares are held in “street name” — in the name of your brokerage firm, bank, or other financial institution — you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the Plan.

How to enroll

If you haven’t participated in the Plan in the past or chose to opt out, you are still eligible to participate. Enroll by visiting invesco.com/closed-end, by calling toll-free 800 341 2929 or by notifying us in writing at Invesco Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 505000, Louisville, KY 40233-5000. If you are writing to us, please include the Fund name and account number and ensure that all shareholders listed on the account sign these written instructions. Your participation in the Plan will begin with the next Distribution payable after the Agent receives your authorization, as long as they receive it before the “record date,” which is generally 10 business days before the Distribution is paid. If your authorization arrives after such record date, your participation in the Plan will begin with the following Distribution.

How the Plan works

If you choose to participate in the Plan, your Distributions will be promptly reinvested for you, automatically increasing your shares. If the Fund is trading at a share price that is equal to its NAV, you’ll pay that amount for your reinvested shares. However, if the Fund is trading above or below NAV, the price is determined by one of two ways:

1.

Premium: If the Fund is trading at a premium — a market price that is higher than its NAV — you’ll pay either the NAV or 95 percent of the market price, whichever is greater. When the Fund trades at a premium, you may pay less for your reinvested shares than an investor purchasing shares on the stock exchange. Keep in mind, a portion of your price reduction may be taxable because you are receiving shares at less than market price.

2.	Discount: If the Fund is trading at a discount — a market price that is lower than its NAV — you’ll pay the market price for your reinvested shares.

Costs of the Plan

There is no direct charge to you for reinvesting Distributions because the Plan’s fees are paid by the Fund. If the Fund is trading at or above its NAV, your new shares are issued directly by the Fund and there are no brokerage charges or fees. However, if the Fund is trading at a discount, the shares are purchased on the open market, and you will pay your portion of any per share fees. These per share fees are typically less than the standard brokerage charges for individual transactions because shares are purchased for all participants in blocks, resulting in lower fees for each individual participant. Any service or per share fees are added to the purchase price. Per share fees include any applicable brokerage commissions the Agent is required to pay.

Tax implications

The automatic reinvestment of Distributions does not relieve you of any income tax that may be due on Distributions. You will receive tax information annually to help you prepare your federal income tax return.

Invesco does not offer tax advice. The tax information contained herein is general and is not exhaustive by nature. It was not intended or written to be used, and it cannot be used, by any taxpayer for avoiding penalties that may be imposed on the taxpayer under US federal tax laws. Federal and state tax laws are complex and constantly changing. Shareholders should always consult a legal or tax adviser for information concerning their individual situation.

How to withdraw from the Plan

You may withdraw from the Plan at any time by calling 800 341 2929, by visiting invesco.com/closed-end or by writing to Invesco Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 505000, Louisville, KY 40233-5000. Simply indicate that you would like to withdraw from the Plan, and be sure to include your Fund name and account number. Also, ensure that all shareholders listed on the account sign these written instructions. If you withdraw, you have three options with regard to the shares held in the Plan:

1.

If you opt to continue to hold your non-certificated whole shares (Investment Plan Book Shares), they will be held by the Agent electronically as Direct Registration Book-Shares (Book-Entry Shares) and fractional shares will be sold at the then-current market price. Proceeds will be sent via check to your address of record after deducting applicable fees, including per share fees such as any applicable brokerage commissions the Agent is required to pay.

2.

If you opt to sell your shares through the Agent, we will sell all full and fractional shares and send the proceeds via check to your address of record after deducting a $2.50 service fee and per share fees. Per share fees include any applicable brokerage commissions the Agent is required to pay.

3.

You may sell your shares through your financial adviser through the Direct Registration System (DRS). DRS is a service within the securities industry that allows Fund shares to be held in your name in electronic format. You retain full ownership of your shares, without having to hold a share certificate. You should contact your financial adviser to learn more about any restrictions or fees that may apply.

The Fund and Computershare Trust Company, N.A. may amend or terminate the Plan at any time. Participants will receive at least 30 days’ written notice before the effective date of any amendment. In the case of termination, Participants will receive at least 30 days’ written notice before the record date for the payment of any such Distributions by the Fund. In the case of amendment or termination necessary or appropriate to comply with applicable law or the rules and policies of the Securities and Exchange Commission or any other regulatory authority, such written notice will not be required.

To obtain a complete copy of the current Dividend Reinvestment Plan, please call our Client Services department at 800 341 2929 or visit invesco.com/closed-end.

9	Invesco Dynamic Credit Opportunities Fund

Schedule of Investments

February 28, 2019

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Variable Rate Senior Loan Interests–114.13%(b)(c)(d)
Aerospace & Defense–3.88%
Atlantic Aviation FBO, Inc., Term Loan (1 mo. USD LIBOR + 3.75%)	6.27%	12/06/2025		$182	$183,407
Consolidated Aerospace Manufacturing, LLC, Term Loan (1 mo. USD LIBOR + 3.75%) (Acquired 08/11/2015-02/28/2018; Cost $1,836,645)(e)	6.24%	08/11/2022		1,307	1,305,818
DAE Aviation Holdings, Inc., Term Loan (1 mo. USD LIBOR + 3.75%)	6.24%	07/07/2022		2,219	2,226,432
Greenrock Finance, Inc., Term Loan B (3 mo. USD LIBOR + 3.50%)	6.30%	06/28/2024		1,916	1,906,769
IAP Worldwide Services Revolver (Acquired 07/22/2014; Cost $1,299,963)(e)(f)	8.30%	07/18/2019		1,444	1,444,403
Second Lien Term Loan (3 mo. USD LIBOR + 6.50%)	9.31%	07/18/2019		1,630	1,620,162
Maxar Technologies Ltd. (Canada), Term Loan B (1 mo. USD LIBOR + 2.75%)	5.25%	10/04/2024		4,423	3,800,964
NAC Aviation 8 Ltd., Term Loan (1 mo. USD Fixed + 6.50%) (Acquired 03/24/2017; Cost $2,480,867)(e)	9.00%	12/31/2020		2,318	2,318,091
Peraton Corp., Term Loan (3 mo. USD LIBOR + 5.25%)(e)	8.06%	04/29/2024		1,375	1,344,551
Perspecta, Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	4.74%	05/31/2025		820	807,279
Space Exploration Technologies Corp., Term Loan (1 mo. USD LIBOR + 4.25%)(e)	6.73%	11/21/2025		2,126	2,125,624
TransDigm, Inc. Term Loan E (1 mo. USD LIBOR + 2.50%)	4.99%	05/30/2025		9,371	9,253,668
Term Loan F (1 mo. USD LIBOR + 2.50%)	4.99%	06/09/2023		3,139	3,107,119
Term Loan G (1 mo. USD LIBOR + 2.50%)	4.99%	08/22/2024		1,130	1,116,908
Vectra Co. First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.74%	03/08/2025		1,097	1,054,857
Second Lien Term Loan (1 mo. USD LIBOR + 7.25%)	9.75%	03/08/2026		550	530,407
Wesco Aircraft Hardware Corp., Term Loan B (1 mo. USD LIBOR + 2.50%)	5.00%	02/28/2021		1,397	1,377,548
Xebec Global Holdings, LLC, Term Loan (3 mo. USD LIBOR + 5.50%) (Acquired 02/06/2018-07/20/2018; Cost $859,643)(e)	8.28%	02/12/2024		863	854,199
					36,378,206

Air Transport–1.69%
American Airlines, Inc., Term Loan (1 mo. USD LIBOR + 1.75%)	4.23%	06/27/2025		35	34,906
Avolon TLB Borrower 1 (US) LLC, Term Loan B-3 (1 mo. USD LIBOR + 2.00%)	4.48%	01/15/2025		6,077	6,083,271
eTraveli Group Holding AB (Sweden), Term Loan B (g)	—	11/29/2024	EUR	3,414	3,889,202
Gol LuxCo S.A. (Luxembourg), Term Loan (3 mo. USD LIBOR + 6.50%) (Acquired 08/19/2015; Cost $3,468,961)	6.50%	08/31/2020		3,488	3,531,443

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value
Air Transport–(continued)
Mesa Airlines, Inc. Term Loan N913FJ (3 mo. USD LIBOR + 4.50%) (Acquired 12/29/2017; Cost $250,657)(e)	7.23%	12/01/2021	$221	$218,375
Term Loan N914FJ (3 mo. USD LIBOR + 4.50%) (Acquired 12/29/2017; Cost $290,528)(e)	7.23%	12/01/2021	256	253,111
Term Loan N915FJ (3 mo. USD LIBOR + 4.50%) (Acquired 12/29/2017; Cost $245,360)(e)	7.24%	12/01/2021	216	213,759
Term Loan N916FJ (3 mo. USD LIBOR + 4.50%) (Acquired 12/29/2017; Cost $305,845)(e)	7.24%	03/01/2022	272	269,443
Term Loan N917FJ (3 mo. USD LIBOR + 4.50%) (Acquired 12/29/2017; Cost $278,297)(e)	7.24%	03/01/2022	248	245,173
Term Loan N947LR (3 mo. USD LIBOR + 4.50%) (Acquired 12/29/2017; Cost $303,487)(e)	7.24%	09/01/2022	275	272,243
Term Loan N948LR (3 mo. USD LIBOR + 4.50%) (Acquired 12/29/2017; Cost $312,036)(e)	7.24%	09/01/2022	283	279,911
Term Loan N950LR (3 mo. USD LIBOR + 4.50%) (Acquired 12/29/2017; Cost $343,382)(e)	7.24%	09/01/2022	311	308,030
Term Loan N951LR (3 mo. USD LIBOR + 4.50%) (Acquired 12/29/2017; Cost $325,145)(e)	7.24%	09/01/2022	295	291,670
				15,890,537

Automotive–2.43%
Belron Finance US LLC, Term Loan B (3 mo. USD LIBOR + 2.50%)(e)	5.19%	11/13/2025	317	317,113
Dayco Products, LLC, Term Loan (3 mo. USD LIBOR + 4.25%)(e)	6.88%	05/19/2023	991	966,353
Garrett Borrowing LLC, Term Loan B (3 mo. USD LIBOR + 3.00%)	5.33%	09/27/2025	742	732,215
Mavis Tire Express Services Corp. First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.74%	03/20/2025	1,887	1,870,182
Delayed Draw Term Loan (f)	5.74%	03/20/2025	253	250,725
Midas Intermediate Holdco II, LLC, Term Loan (3 mo. USD LIBOR + 2.75%)	5.57%	08/18/2021	1,465	1,444,456
Navistar Financial Corp., Term Loan B (1 mo. USD LIBOR + 3.75%)	6.25%	07/31/2025	1,334	1,335,787
Navistar, Inc., Term Loan B (1 mo. USD LIBOR + 3.50%)	6.02%	11/06/2024	781	780,936
Superior Industries International, Inc., Term Loan (1 mo. USD LIBOR + 4.00%)(e)	6.49%	05/22/2024	2,197	2,153,072
Tenneco, Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	5.24%	10/01/2025	4,515	4,492,761
ThermaSys Corp. Term Loan (3 mo. USD LIBOR + 6.00%)(e)	8.80%	10/02/2023	168	152,909
Term Loan (3 mo. USD LIBOR + 6.00%)	8.80%	01/01/2024	919	836,295
TI Group Automotive Systems, L.L.C., Term Loan (1 mo. USD LIBOR + 2.50%)	4.99%	06/30/2025	394	389,647
Tower Automotive Holdings USA, LLC, Term Loan (1 mo. USD LIBOR + 2.75%)	5.31%	03/07/2024	569	551,671
Transtar Holding Co. Delayed Draw Term Loan (Acquired 04/11/2017-07/06/2017; Cost $157,710)(e)(f)	0.00%	04/10/2022	158	157,253
First Lien Term Loan (1 mo. USD LIBOR + 4.25%)(e)	6.75%	04/11/2022	1,707	1,655,555
PIK Term Loan, 7.75% PIK, 1.00% Cash Rate (Acquired 04/11/2017-04/11/2018; Cost $532,337)(e)(h)	7.75%	04/11/2022	580	557,268
Wand NewCo 3, Inc., Term Loan (g)	—	01/24/2026	2,941	2,952,952
Winter Park Intermediate, Inc., First Lien Term Loan (1 mo. USD LIBOR + 4.75%)(e)	7.24%	04/04/2025	1,187	1,163,540
				22,760,690

Beverage & Tobacco–0.67%
AI Aqua Merger Sub, Inc. (Australia) First Lien Incremental Term Loan (1 mo. USD LIBOR + 3.25%)	5.74%	12/13/2023	2,501	2,418,284
First Lien Term Loan B-1 (1 mo. USD LIBOR + 3.25%)	5.74%	12/13/2023	2,692	2,600,315
Arctic Glacier U.S.A., Inc., Term Loan (1 mo. USD LIBOR + 3.50%)	6.00%	03/20/2024	457	450,295
Arterra Wines Canada, Inc., First Lien Term Loan B-1 (3 mo. USD LIBOR + 2.75%)	5.54%	12/15/2023	821	821,217
				6,290,111

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Building & Development–1.71%
American Builders & Contractors Supply Co., Inc., Term Loan B-2 (1 mo. USD LIBOR + 2.00%)	4.49%	10/31/2023		$1,265	$1,258,492
Beacon Roofing Supply, Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	4.77%	01/02/2025		47	46,634
Capital Automotive L.P., Second Lien Term Loan B (1 mo. USD LIBOR + 6.00%)	8.49%	03/24/2025		2,023	2,028,145
DiversiTech Holdings, Inc. Second Lien Term Loan (3 mo. USD LIBOR + 7.50%) (Acquired 05/18/2017; Cost $288,158)	10.31%	06/02/2025		117	113,658
Term Loan B-1 (3 mo. USD LIBOR + 3.00%)	5.80%	06/03/2024		2,269	2,217,695
Financiere Persea (Proxiserve), Term Loan B (g)	—	02/26/2026	EUR	961	1,093,548
Forterra Finance, LLC, Second Lien Term Loan (1 mo. USD LIBOR + 3.00%)	5.49%	10/25/2023		1,469	1,370,545
HD Supply, Inc., Term Loan B-5 (1 mo. USD LIBOR + 1.25%)	4.24%	10/17/2023		739	737,311
Pisces Midco, Inc., Term Loan (3 mo. USD LIBOR + 3.75%)	6.55%	04/12/2025		976	951,564
Re/Max, LLC, Term Loan (1 mo. USD LIBOR + 2.75%) (Acquired 12/14/2016; Cost $1,439,810)	5.24%	12/15/2023		1,438	1,426,422
SRS Distribution, Inc., Term Loan (1 mo. USD LIBOR + 3.25%)	5.74%	05/23/2025		2,623	2,578,503
Werner FinCo L.P., Term Loan (3 mo. USD LIBOR + 4.00%)	6.80%	07/24/2024		2,270	2,198,953
					16,021,470

Business Equipment & Services–12.05%
Allied Universal Holdco LLC First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	6.24%	07/28/2022		2,846	2,804,149
Term Loan (1 mo. USD LIBOR + 4.25%)	6.74%	07/28/2022		1,960	1,940,606
Alorica, Inc., Term Loan B (1 mo. USD LIBOR + 3.75%)	6.24%	06/30/2022		1,527	1,507,245
Altran Technologies (France), Term Loan B (3 mo. USD LIBOR + 2.25%)	5.04%	03/20/2025		619	610,297
Asurion LLC Term Loan B-4 (1 mo. USD LIBOR + 3.00%)	5.49%	08/04/2022		13	13,231
Term Loan B-6 (1 mo. USD LIBOR + 3.00%)	5.49%	11/03/2023		6,108	6,115,768
Term Loan B-7 (1 mo. USD LIBOR + 3.00%)	5.49%	11/03/2024		289	288,949
Second Lien Term Loan B-2 (1 mo. USD LIBOR + 6.50%)	9.00%	08/04/2025		12,346	12,582,073
Blackhawk Network Holdings, Inc., Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	9.50%	06/15/2026		607	603,396
Blucora, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)(e)	5.49%	05/22/2024		204	203,506
Brand Energy & Infrastructure Services, Inc., Term Loan (3 mo. USD LIBOR + 4.25%)	6.96%	06/21/2024		2,781	2,723,946
Brightview Landscapes, LLC Revolver Loan (Acquired 10/14/2016; Cost $555,625)(e)(f)	0.00%	08/15/2023		580	536,453
Term Loan (1 mo. USD LIBOR + 2.50%)	5.00%	08/15/2025		442	442,372
Camelia Bidco Ltd. (United Kingdom), Term Loan B-1 (3 mo. GBP LIBOR + 4.75%)	5.66%	10/14/2024	GBP	3,188	4,201,262
Cast & Crew Payroll, LLC, First Lien Term Loan (g)	—	02/07/2026		1,157	1,163,627
Checkout Holding Corp. Term Loan (1 mo. USD LIBOR + 9.50%)(g)	—	06/14/2019		521	449,100
Term Loan (1 mo. USD LIBOR + 7.50%)	9.99%	02/15/2023		436	425,232
CRCI Longhorn Holdings, Inc. First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	6.02%	08/08/2025		162	159,051
Second Lien Term Loan (1 mo. USD LIBOR + 7.25%)(e)	9.77%	08/08/2026		86	85,919
Crossmark Holdings, Inc. Term Loan (1 mo. USD LIBOR + 7.50%)(e)	10.00%	12/20/2019		216	216,273
Second Lien Term Loan (3 mo. USD LIBOR + 7.50%)	10.31%	12/21/2020		678	8,892
First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	6.30%	12/20/2019		1,888	524,007
Dun & Bradstreet Corp. (The), Term Loan (g)	—	02/06/2026		4,189	4,199,663
First Data Corp. Term Loan (1 mo. USD LIBOR + 2.00%)	4.49%	07/08/2022		71	70,746
Term Loan A (1 mo. USD LIBOR + 1.50%)	3.99%	10/26/2023		158	157,416
Term Loan (1 mo. USD LIBOR + 2.00%)	4.49%	04/26/2024		15	14,886
Genesys Telecom Holdings, U.S., Inc., Term Loan B-3 (1 mo. USD LIBOR + 3.25%)	5.74%	12/01/2023		487	482,135

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Business Equipment & Services–(continued)
GI Revelation Acquisition LLC First Lien Term Loan (1 mo. USD LIBOR + 5.00%)	7.49%	04/16/2025		$1,683	$1,672,228
Second Lien Term Loan (1 mo. USD LIBOR + 9.00%) (Acquired 04/11/2018; Cost $567,235)	11.50%	04/16/2026		596	572,359
Global Payments, Inc., Term Loan B-4 (1 mo. USD LIBOR + 1.75%)	4.24%	10/17/2025		791	786,212
GlobalLogic Holdings, Inc. Delayed Draw Term Loan (f)	0.00%	08/01/2025		34	33,466
Term Loan (1 mo. USD LIBOR + 3.25%)	5.74%	08/01/2025		234	233,676
INDIGOCYAN Midco Ltd., Term Loan B (3 mo. GBP LIBOR + 4.75%)(e)	5.60%	06/23/2024	GBP	4,254	5,649,473
ION Trading Technologies S.a.r.l. (Ireland) Term Loan (3 mo. EURIBOR + 3.25%)	4.25%	11/21/2024	EUR	8,866	9,633,594
Term Loan (2 mo. USD LIBOR + 4.00%)	6.64%	11/21/2024		970	924,035
Iron Mountain, Inc., Term Loan B (1 mo. USD LIBOR + 1.75%)	4.24%	01/02/2026		1,496	1,470,120
Karman Buyer Corp. First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.74%	07/23/2021		2,954	2,602,057
First Lien Term Loan B-2 (1 mo. USD LIBOR + 3.25%)	5.74%	07/23/2021		2,899	2,547,068
KBR, Inc., Term Loan B (1 mo. USD LIBOR + 3.75%)	6.24%	04/25/2025		3,305	3,315,863
Kronos, Inc., First Lien Incremental Term Loan (3 mo. USD LIBOR + 3.00%)	5.74%	11/01/2023		2,446	2,440,054
Learning Care Group (US) No. 2, Inc., First Lien Term Loan (2 mo. USD LIBOR + 3.25%)	5.82%	03/13/2025		32	32,314
LegalZoom.com, Inc., Term Loan (1 mo. USD LIBOR + 4.50%)	6.99%	11/21/2024		1,178	1,187,147
Monitronics International, Inc., Term Loan B-2 (3 mo. USD LIBOR + 5.50%)	8.30%	09/30/2022		5,541	4,873,641
Prime Security Services Borrower, LLC, First Lien Term Loan B-1 (1 mo. USD LIBOR + 2.75%)	5.24%	05/02/2022		1,927	1,925,140
Prometric Holdings, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	5.50%	01/29/2025		2,835	2,822,173
Red Ventures, LLC (New Imagitas, Inc.), Term Loan B-1 (1 mo. USD LIBOR + 3.00%)	5.49%	11/08/2024		946	945,440
Refinitiv US Holdings, Inc., Term Loan B (1 mo. USD LIBOR + 3.75%)	6.24%	10/01/2025		12,470	12,299,161
Spin Holdco, Inc., First Lien Term Loan B-1 (3 mo. USD LIBOR + 3.25%)	6.03%	11/14/2022		5,693	5,648,970
TNS, Inc., First Lien Term Loan (1 mo. USD LIBOR + 4.00%)	6.50%	02/14/2020		1,440	1,418,905
Ventia Deco LLC, Term Loan B (3 mo. USD LIBOR + 4.00%)(e)	6.30%	05/21/2022		1,642	1,646,277
Wash MultiFamily Acquisition, Inc. First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.74%	05/16/2022		999	963,765
First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.74%	05/16/2022		104	99,916
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	9.50%	05/12/2023		134	129,160
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	9.50%	05/14/2023		23	22,622
West Corp. Term Loan B (1 mo. USD LIBOR + 4.00%)	6.63%	10/10/2024		3,310	3,145,495
Term Loan B-1 (1 mo. USD LIBOR + 3.50%)	6.13%	10/10/2024		1,531	1,441,162
					113,011,693

Cable & Satellite Television–3.83%
Altice Financing S.A. (Luxembourg) Term Loan (1 mo. USD LIBOR + 2.75%)	5.24%	07/15/2025		871	845,518
Term Loan (1 mo. USD LIBOR + 2.75%)	5.23%	01/31/2026		2,230	2,171,806
Altice France S.A. (France) Term Loan B-11 (3 mo. EURIBOR + 3.00%)	3.00%	06/22/2025	EUR	3,414	3,744,700
Term Loan B-12 (1 mo. USD LIBOR + 3.69%)	6.17%	01/31/2026		9,585	9,306,670
Term Loan B-13 (1 mo. USD LIBOR + 4.00%)	6.49%	08/14/2026		6,648	6,485,236
Atlantic Broadband Finance, LLC, Term Loan B (1 mo. USD LIBOR + 2.38%)	4.87%	01/03/2025		2,388	2,369,694
Charter Communications Operating, LLC, Term Loan B (1 mo. USD LIBOR + 2.00%)	4.50%	04/30/2025		46	46,108
CSC Holdings, LLC Term Loan (1 mo. USD LIBOR + 2.25%)	4.74%	07/17/2025		294	290,774
Term Loan (1 mo. USD LIBOR + 2.25%)	4.74%	01/15/2026		781	772,767
Term Loan (1 mo. USD LIBOR + 2.50%)	4.99%	01/25/2026		3,080	3,070,997

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Cable & Satellite Television–(continued)
Telenet Financing USD LLC, Term Loan AN (1 mo. USD LIBOR + 2.25%)	4.74%	08/15/2026		$3,340	$3,300,309
UPC Financing Partnership, Term Loan AR (1 mo. USD LIBOR + 2.50%)	4.99%	01/15/2026		883	883,182
Ziggo Secured Finance Partnership, Term Loan E (1 mo. USD LIBOR + 2.50%)	4.99%	04/15/2025		2,647	2,618,786
					35,906,547

Chemicals & Plastics–4.07%
Alpha US Bidco, Inc., Term Loan B-1 (3 mo. USD LIBOR + 3.00%)	5.80%	01/31/2024		586	578,060
BCPE Max Dutch Bidco BV, Term Loan B (3 mo. EURIBOR + 4.75%)	4.75%	10/01/2025	EUR	1,328	1,524,672
Cabot Microelectronics Corp., Term Loan (1 mo. USD LIBOR + 2.25%)	4.75%	11/14/2025		1,452	1,450,078
Charter NEX US, Inc., First Lien Term Loan (1 mo. USD LIBOR + 2.75%)	5.24%	05/16/2024		114	111,770
Cyanco Intermediate 2 Corp., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.99%	03/16/2025		1,714	1,701,641
Diamond (BC) B.V. (Netherlands), Term Loan B (2 mo. USD LIBOR + 3.00%)	5.75%	09/06/2024		1,287	1,245,000
Encapsys, LLC First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.74%	11/07/2024		343	339,985
Second Lien Term Loan (1 mo. USD LIBOR + 7.50%)(e)	10.00%	11/07/2025		177	169,665
H.B. Fuller Co., Term Loan (1 mo. USD LIBOR + 2.00%)	4.48%	10/20/2024		123	122,150
HII Holding Corp., Second Lien Term Loan (1 mo. USD LIBOR + 8.50%) (Acquired 10/05/2017; Cost $312,582)(e)	11.00%	12/21/2020		309	309,487
Ignition Midco B.V. (Netherlands), Term Loan B (6 mo. EURIBOR + 4.75%)	4.75%	07/02/2025	EUR	4,440	5,080,286
Invictus US NewCo LLC First Lien Term Loan (2 mo. USD LIBOR + 3.00%)	5.58%	03/28/2025		1,123	1,121,697
Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)(e)	9.24%	03/30/2026		598	596,879
KPEX Holdings, Inc., Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	9.49%	01/31/2026		230	221,653
Messer Industries USA, Inc., Term Loan B-1 (g)	—	10/01/2025		3,280	3,263,803
Natgasoline LLC, Term Loan (3 mo. USD LIBOR + 3.50%)(e)	6.25%	11/14/2025		674	676,064
Oxea Corp. (Germany) Term Loan B-1 (g)	—	10/11/2024	EUR	1,779	2,029,070
Term Loan B-2 (1 mo. USD LIBOR + 3.50%)	6.06%	10/14/2024		1,466	1,464,953
PQ Corp., Term Loan B-1 (3 mo. USD LIBOR + 2.50%)	5.25%	02/05/2025		755	751,746
Proampac PG Borrower LLC, First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	6.14%	11/18/2023		942	928,318
Starfruit US Holdco LLC (Netherlands) Term Loan (3 mo. EURIBOR + 3.75%)	3.75%	10/01/2025	EUR	1,016	1,159,272
Term Loan (1 mo. USD LIBOR + 3.25%)	5.77%	10/01/2025		7,821	7,791,314
Tata Chemicals North America, Inc., Term Loan (3 mo. USD LIBOR + 2.75%)	5.56%	08/07/2020		757	755,422
Trinseo Materials Finance, Inc., Term Loan (1 mo. USD LIBOR + 2.00%)	4.49%	09/06/2024		3	3,152
Tronox Finance LLC Term Loan (1 mo. USD LIBOR + 3.00%)	5.49%	09/23/2024		1,347	1,345,690
Term Loan (1 mo. USD LIBOR + 3.00%)	5.49%	09/23/2024		584	583,132
Univar, Inc. Term Loan (g)	—	07/01/2024	EUR	1,443	1,652,151
Term Loan (g)	—	07/01/2024		544	544,280
Venator Finance S.a.r.l., Term Loan (1 mo. USD LIBOR + 3.00%)	5.49%	08/08/2024		668	660,238
					38,181,628

Clothing & Textiles–1.15%
ABG Intermediate Holdings 2 LLC First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.99%	09/26/2024		4,826	4,771,614
Second Lien Term Loan (1 mo. USD LIBOR + 7.75%)	10.25%	09/29/2025		1,676	1,652,434
Ascena Retail Group, Inc., Term Loan B (1 mo. USD LIBOR + 4.50%)	7.00%	08/21/2022		1,706	1,571,769
International Textile Group, Inc., First Lien Term Loan (1 mo. USD LIBOR + 5.00%)	7.51%	05/01/2024		1,024	1,006,477
Oak Parent, Inc., Term Loan (1 mo. USD LIBOR + 4.50%)	6.99%	10/26/2023		1,642	1,555,518
Tumi, Inc., Term Loan B (1 mo. USD LIBOR + 1.75%)	4.24%	04/25/2025		227	221,705
					10,779,517

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Conglomerates–0.39%
CTC AcquiCo GmbH, Term Loan B-2 (3 mo. USD LIBOR + 3.00%)	5.63%	03/07/2025		$18	$17,529
Penn Engineering & Manufacturing Corp. Term Loan B (1 mo. USD LIBOR + 2.75%)	5.25%	06/27/2024		941	935,657
Term Loan C (3 mo. EURIBOR + 2.50%)	3.50%	06/27/2024	EUR	6	7,170
Safe Fleet Holdings LLC First Lien Term Loan (1 mo. USD LIBOR + 3.00%)	5.52%	02/01/2025		2,031	1,985,206
First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	6.27%	02/03/2025		440	433,734
Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)	9.27%	02/02/2026		287	274,013
					3,653,309

Containers & Glass Products–4.81%
Aenova Holding GmbH (Germany) Term Loan B (3 mo. EURIBOR + 4.00%)	5.00%	08/07/2020	EUR	2,613	2,962,753
Term Loan B (3 mo. EURIBOR + 4.00%)	5.00%	09/29/2020	EUR	77	86,860
Term Loan B (3 mo. EURIBOR + 4.00%)	5.00%	09/29/2020	EUR	32	36,458
Term Loan B (3 mo. EURIBOR + 4.00%)	5.00%	09/29/2020	EUR	12	13,517
Atlas Packaging GmbH (Germany), Term Loan B (6 mo. EURIBOR + 4.50%)	4.50%	07/31/2025	EUR	5,129	5,739,630
Berlin Packaging, LLC Term Loan (1 mo. USD LIBOR + 3.00%)	5.54%	11/07/2025		3,495	3,442,877
Term Loan B-1 (1 mo. USD LIBOR + 3.00%)	5.51%	11/07/2025		1,095	1,067,630
Berry Global, Inc. Term Loan (1 mo. USD LIBOR + 1.75%)	4.27%	01/06/2021		756	755,648
Term Loan S (1 mo. USD LIBOR + 1.75%)	4.27%	02/08/2020		273	272,657
BWAY Holding Co., Term Loan (3 mo. USD LIBOR + 3.25%)	6.03%	04/03/2024		1,314	1,291,010
Consolidated Container Company LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.24%	05/22/2024		826	822,073
Duran Group (Germany) Term Loan B-2 (3 mo. USD LIBOR + 4.00%) (Acquired 03/24/2017; Cost $3,576,343)(e)	6.78%	03/21/2024		3,615	3,542,810
Term Loan B-3 (3 mo. EURIBOR + 4.00%) (Acquired 12/13/2017; Cost $7,980,865)(e)	4.00%	03/21/2024	EUR	6,750	7,524,228
Flex Acquisition Co., Inc., Incremental Term Loan B (1 mo. USD LIBOR + 3.25%)	5.76%	06/29/2025		2,751	2,714,411
Fort Dearborn Holding Co., Inc. First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	6.79%	10/19/2023		1,215	1,179,734
Second Lien Term Loan (3 mo. USD LIBOR + 8.50%)	11.30%	10/19/2024		231	214,005
Hoffmaster Group, Inc., Term Loan B-1 (1 mo. USD LIBOR + 4.00%)	6.49%	11/21/2023		1,916	1,914,547
Klockner Pentaplast of America, Inc., Term Loan (3 mo. EURIBOR + 4.75%)	4.75%	06/30/2022	EUR	5,184	5,327,722
Ranpak Corp. Second Lien Term Loan (1 mo. USD LIBOR + 7.25%) (Acquired 09/22/2014; Cost $145,956)(e)	9.73%	10/03/2022		146	145,987
Term Loan B-1 (1 mo. USD LIBOR + 3.25%)	5.74%	10/01/2021		462	460,997
Refresco Group, N.V. (Netherlands), Term Loan B-3 (3 mo. USD LIBOR + 3.25%)(e)	5.94%	03/28/2025		1,393	1,385,758
Reynolds Group Holdings, Inc., Incremental Term Loan (1 mo. USD LIBOR + 2.75%)	5.24%	02/05/2023		2,106	2,099,910
TricorBraun, Inc., Term Loan (3 mo. USD LIBOR + 3.75%)	6.55%	11/30/2023		1,332	1,331,944
Trident TPI Holdings, Inc., Term Loan B-1 (1 mo. USD LIBOR + 3.25%)	5.74%	10/17/2024		850	831,337
					45,164,503

Cosmetics & Toiletries–1.21%
Alphabet Holding Co., Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.99%	09/26/2024		3,671	3,518,282
Anastasia Parent, LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	6.25%	08/11/2025		571	544,563
Coty, Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	4.76%	04/05/2025		5,299	5,186,633
Parfums Holding Co., Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.25%)	6.88%	06/30/2024		2,108	2,092,054
					11,341,532

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Drugs–2.42%
BPA Laboratories
First Lien Term Loan (3 mo. USD LIBOR + 5.75%) (Acquired 04/29/2014; Cost $1,542,407)(e)	8.55%	04/29/2020		$1,605	$1,548,420
Second Lien Term Loan (3 mo. USD LIBOR + 7.75%)(e)	10.56%	04/29/2020		1,395	1,297,520
Endo LLC, Term Loan (1 mo. USD LIBOR + 4.25%)	6.75%	04/29/2024		4,753	4,768,597
Phoenix Guarantor, Inc. Delayed Draw Term Loan (f)	0.00%	02/12/2026		208	206,859
Term Loan (g)	—	02/12/2026		2,292	2,275,450
Valeant Pharmaceuticals International, Inc. (Canada) Term Loan (1 mo. USD LIBOR + 3.00%)	5.51%	06/01/2025		7,396	7,409,998
Term Loan (1 mo. USD LIBOR + 2.75%)	5.26%	11/27/2025		5,160	5,150,988
					22,657,832

Ecological Services & Equipment–1.33%
Advanced Disposal Services, Inc., Term Loan (1 wk. USD LIBOR + 2.25%)	4.67%	11/10/2023		198	198,563
EnergySolutions, LLC, Term Loan (3 mo. USD LIBOR + 3.75%)	6.55%	05/11/2025		1,131	1,002,476
GFL Environmental, Inc. (Canada), Incremental Term Loan (1 mo. USD LIBOR + 3.00%)	5.49%	05/30/2025		8,677	8,551,152
Patriot Container Corp., Second Lien Term Loan (1 mo. USD LIBOR + 7.75%)(e)	10.25%	03/20/2026		476	458,936
Tunnel Hill Partners, L.P., Term Loan B	5.99%	02/08/2026		576	572,077
WCA Waste Systems, Inc., Term Loan (1 mo. USD LIBOR + 2.50%)	4.99%	08/12/2023		1,720	1,699,733
					12,482,937

Electronics & Electrical–13.11%
4L Technologies, Inc., Term Loan (1 mo. USD LIBOR + 4.50%)(g)	—	05/08/2020		3,463	3,419,691
Applied Systems, Inc. First Lien Term Loan (1 mo. USD LIBOR + 3.00%)	5.49%	09/19/2024		108	107,557
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	9.50%	09/19/2025		86	87,011
Blackboard, Inc., Term Loan B-4 (3 mo. USD LIBOR + 5.00%)	7.78%	06/30/2021		24	22,920
Boxer Parent Company, Inc., Term Loan (3 mo. EURIBOR + 4.75%)	4.75%	10/02/2025	EUR	2,077	2,377,696
Brave Parent Holdings, Inc., First Lien Term Loan (1 mo. USD LIBOR + 4.00%)	6.49%	04/18/2025		1,513	1,503,650
Canyon Valor Cos., Inc., First Lien Term Loan (3 mo. USD LIBOR + 2.75%)	5.55%	06/16/2023		2,381	2,355,830
CommScope, Inc., Term Loan (g)	—	04/01/2026		6,280	6,309,099
Compuware Corp., Term Loan (1 mo. USD LIBOR + 3.50%)	5.99%	08/25/2025		102	102,622
Diebold Nixdorf, Inc. Term Loan A-1 (1 mo. USD LIBOR + 9.25%)	11.75%	08/31/2022		3,187	3,393,938
Term Loan B	3.00%	11/06/2023	EUR	4,202	4,369,531
Term Loan B (3 mo. USD LIBOR + 2.75%)	5.31%	11/06/2023		1,522	1,432,451
DigiCert Holdings, Inc. First Lien Term Loan (1 mo. USD LIBOR + 4.00%)	6.49%	10/31/2024		1,206	1,202,337
Second Lien Term Loan (1 mo. USD LIBOR + 8.00%)	10.50%	10/31/2025		351	343,186
Dynatrace LLC, Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	9.50%	08/21/2026		119	118,787
Energizer Holdings, Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	4.74%	12/17/2025		950	950,142
Epicor Software Corp., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.75%	06/01/2022		13	12,472
Everest Bidco S.A.S. (France), First Lien Term Loan B (3 mo. EURIBOR + 4.00%)	4.00%	07/04/2025	EUR	5,091	5,793,016
Finastra USA, Inc., First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	6.30%	06/13/2024		5,780	5,732,281
Hyland Software, Inc. First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.99%	07/01/2024		729	731,354
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	9.50%	07/07/2025		334	334,653
I-Logic Technologies Bidco Ltd. Term Loan (3 mo. USD LIBOR + 3.25%) (Acquired 12/20/2017; Cost $1,056,221)	5.89%	12/20/2024		1,003	969,375
Term Loan (3 mo. EURIBOR + 3.25%)	4.25%	12/21/2024	EUR	1,567	1,779,823

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Electronics & Electrical–(continued)
Imperva, Inc. Second Lien Term Loan (g)	—	01/11/2027		$924	$909,286
Term Loan (1 mo. USD LIBOR + 4.00%)	6.52%	01/10/2026		2,043	2,040,938
Integrated Device Technology, Inc., Term Loan B-1 (1 mo. USD LIBOR + 2.50%) (Acquired 05/29/2018; Cost $991,134)(e)	4.99%	04/04/2024		982	981,253
Marcel Bidco LLC Term Loan B-1 (g)	—	09/27/2025		530	525,877
Term Loan B-2 (g)	—	09/27/2025	EUR	1,005	1,140,845
Mavenir Systems, Inc., Term Loan (1 mo. USD LIBOR + 6.00%) (Acquired 05/01/2018; Cost $2,213,185)	8.52%	05/08/2025		2,773	2,745,232
McAfee, LLC, Term Loan B (1 mo. USD LIBOR + 3.75%)	6.24%	09/30/2024		123	123,511
Mediaocean LLC, First Lien Term Loan (1 mo. USD LIBOR + 4.25%)	6.75%	08/15/2022		2,366	2,359,861
Microchip Technology, Inc., Term Loan (1 mo. USD LIBOR + 2.00%)	4.50%	05/29/2025		1,841	1,839,139
Mirion Technologies, Inc., Term Loan (g)	—	03/04/2026		1,434	1,261,144
MKS Instruments, Inc., Term Loan B-5 (g)	—	01/30/2026		1,105	1,105,453
MTS Systems, Term Loan B (1 mo. USD LIBOR + 3.25%)	5.74%	07/05/2023	EUR	1,295	1,275,391
Neustar, Inc. Term Loan B-4 (1 mo. USD LIBOR + 3.50%)	5.99%	08/08/2024		2,168	2,092,076
Term Loan B-5 (g)	—	08/08/2024		1,110	1,090,135
Oberthur Technologies of America Corp., Term Loan B (3 mo. EURIBOR + 3.75%)	3.75%	01/10/2024	EUR	7,975	8,946,317
OEConnection LLC First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	6.50%	11/22/2024		941	933,930
Second Lien Term Loan (1 mo. USD LIBOR + 8.00%) (Acquired 11/22/2017; Cost $222,163)(e)	10.50%	11/21/2025		224	222,593
Optiv, Inc. Second Lien Term Loan (1 mo. USD LIBOR + 7.25%)	9.75%	02/01/2025		632	601,215
Term Loan (1 mo. USD LIBOR + 3.25%)	5.74%	02/01/2024		3,007	2,890,163
Plantronics, Inc., Term Loan B (1 mo. USD LIBOR + 2.50%)	4.99%	07/02/2025		3,648	3,638,514
Project Accelerate Parent, LLC, First Lien Term Loan (1 mo. USD LIBOR + 4.25%) (Acquired 12/15/2017; Cost $1,036,460)(e)	6.77%	01/02/2025		1,036	1,038,651
Project Leopard Holdings, Inc. Term Loan (1 mo. USD LIBOR + 4.25%)	6.74%	07/07/2023		1,279	1,267,879
Term Loan (1 mo. USD LIBOR + 4.50%)	6.99%	07/07/2023		1,720	1,707,131
Quest Software US Holdings, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.25%)	7.00%	05/16/2025		6,388	6,374,582
Renaissance Holding Corp., Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	9.50%	05/29/2026		395	364,317
Resideo Funding, Inc, Term Loan B (2 mo. USD LIBOR + 2.00%)	4.63%	10/25/2025		521	521,333
Riverbed Technology, Inc., Term Loan (1 mo. USD LIBOR + 4.00%)	5.75%	04/24/2022		5,073	4,632,092
RP Crown Parent, LLC, Term Loan (1 mo. USD LIBOR + 2.75%)	5.24%	10/12/2023		738	733,116
Sandvine Corp. (Canada) First Lien Term Loan (1 mo. USD LIBOR + 4.50%)(e)	7.02%	10/31/2025		2,077	2,045,872
Second Lien Term Loan (1 mo. USD LIBOR + 8.00%)(e)	10.50%	11/02/2026		302	299,036
Science Applications International Corp., Term Loan B (1 mo. USD LIBOR + 1.75%)	4.24%	10/31/2025		1,614	1,602,175
SonicWall U.S. Holdings, Inc., Term Loan (3 mo. USD LIBOR + 3.50%)	6.18%	05/16/2025		279	272,687
SS&C Technologies, Inc. Term Loan B-3 (1 mo. USD LIBOR + 2.25%)	4.74%	04/16/2025		5,140	5,123,700
Term Loan B-4 (1 mo. USD LIBOR + 2.25%)	4.74%	04/16/2025		1,968	1,962,226
Term Loan B-5 (1 mo. USD LIBOR + 2.25%)	4.74%	04/16/2025		3,716	3,705,687
Sybil Software LLC, Term Loan (3 mo. USD LIBOR + 2.50%)	5.30%	09/29/2023		3,414	3,417,062
TIBCO Software, Inc., Term Loan B-1 (1 mo. USD LIBOR + 3.50%)	6.01%	12/04/2020		277	277,072
TTM Technologies, Inc., Term Loan B (1 mo. USD LIBOR + 2.50%)	5.01%	09/28/2024		3,017	2,983,594
Veritas US, Inc., Term Loan (1 mo. EURIBOR + 4.50%)	5.50%	01/27/2023	EUR	2,170	2,323,745
Xperi Corp., Term Loan B-1 (1 mo. USD LIBOR + 2.50%)	4.99%	12/01/2023		2,153	2,124,506
					122,948,758

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Equipment Leasing–0.02%
United Rentals (North America), Inc., Term Loan (1 mo. USD LIBOR + 1.75%)	4.24%	10/31/2025		$204	$204,122

Financial Intermediaries–2.08%
Advisor Group, Inc., Term Loan (1 mo. USD LIBOR + 3.75%)	6.24%	08/17/2025		944	946,581
Edelman Financial Center, LLC (The), First Lien Term Loan (3 mo. USD LIBOR + 3.25%)	6.04%	07/19/2025		630	630,264
Evergood 4 APS (Denmark) Second Lien Term Loan (3 mo. EURIBOR + 7.00%)(e)	8.00%	02/06/2027	EUR	4,631	5,254,359
Term Loan B-3 (g)	—	02/06/2025	EUR	380	433,626
GEO Group, Inc., Term Loan (1 mo. USD LIBOR + 2.00%)	4.50%	03/22/2024		111	109,256
MoneyGram International, Inc., Term Loan (1 mo. USD LIBOR + 3.25%)	5.74%	03/27/2020		4,217	3,910,958
SGG Holdings S.A. (Luxembourg), Term Loan B (6mo. EURIBOR + 3.75%)	3.75%	07/11/2025	EUR	4,794	5,423,190
Stiphout Finance LLC (Virgin Islands (British)) First Lien Term Loan (1 mo. USD LIBOR + 3.00%)	5.49%	10/26/2022		1,350	1,321,312
Second Lien Term Loan (1 mo. EURIBOR + 7.25%)	7.25%	10/26/2023	EUR	1,303	1,469,930
Second Lien Term Loan (1 mo. USD LIBOR + 7.25%) (Acquired 07/21/2015; Cost $25,435)(e)	9.75%	10/26/2023		26	23,740
					19,523,216

Food Products–3.93%
8th Avenue Food & Provisions, Inc. First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	6.27%	10/01/2025		5	4,511
Second Lien Term Loan (1 mo. USD LIBOR + 7.75%)	10.27%	10/01/2026		614	614,119
CHG PPC Parent LLC, Term Loan (1 mo. USD LIBOR + 2.75%)	5.24%	03/31/2025		1,312	1,304,118
CSM Bakery Supplies LLC, First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	6.80%	07/03/2020		2,539	2,403,633
Dole Food Co., Inc., Term Loan B (3 mo. USD LIBOR + 2.75%)	5.25%	04/06/2024		1,494	1,478,605
H-Food Holdings, LLC Term Loan (1 mo. USD LIBOR + 3.69%)	6.18%	05/23/2025		5,194	5,140,816
Term Loan B-2 (1 mo. USD LIBOR + 4.00%)	6.49%	05/23/2025		147	147,009
Hostess Brands, LLC, Term Loan B (1 mo. USD LIBOR + 2.25%)	4.89%	08/03/2022		732	723,700
Jacobs Douwe Egberts International B.V., Term Loan B (1 mo. USD LIBOR + 2.00%)	4.56%	11/01/2025		517	515,334
JBS USA Lux S.A., Term Loan (3 mo. USD LIBOR + 2.50%)	5.26%	10/30/2022		9,018	9,009,874
Mastronardi Produce-USA, Inc., Term Loan B (1 mo. USD LIBOR + 3.25%)	5.76%	05/01/2025		787	785,467
Nomad Foods US LLC (United Kingdom), Term Loan B-4 (1 mo. USD LIBOR + 2.25%)	4.74%	05/15/2024		1,528	1,504,704
Post Holdings, Inc., Series A Term Loan (1 mo. USD LIBOR + 2.00%)	4.49%	05/24/2024		825	823,380
Shearer’s Foods, LLC First Lien Term Loan (1 mo. USD LIBOR + 4.25%)	6.74%	06/30/2021		1,949	1,940,924
Second Lien Term Loan (1 mo. USD LIBOR + 6.75%) (Acquired 06/19/2014; Cost $240,317)	9.24%	06/30/2022		237	230,952
Sigma Bidco BV, Term Loan B-1 (3 mo. EURIBOR + 3.50%)	3.50%	07/02/2025	EUR	1,585	1,780,353
United Natural Foods, Inc., Term Loan B (1 mo. USD LIBOR + 4.25%)	6.74%	10/22/2025		9,493	8,448,793
					36,856,292

Food Service–1.13%
Carlisle FoodService Products, Inc. Delayed Draw Term Loan (f)	0.00%	03/20/2025		50	48,567
Term Loan	5.49%	03/20/2025		221	213,701
Houston Foods, Inc., Term Loan (1 mo. USD LIBOR + 3.75%)	6.24%	07/20/2025		1,615	1,596,227
IRB Holding Corp., Term Loan B (1 mo. USD LIBOR + 3.25%)	5.75%	02/05/2025		1,703	1,692,911
New Red Finance, Inc., Term Loan B-3 (1 mo. USD LIBOR + 2.25%)	4.74%	02/16/2024		1,312	1,304,491
NPC International, Inc. First Lien Term Loan (2 mo. USD LIBOR + 3.50%)	6.05%	04/19/2024		1,455	1,371,598
Second Lien Term Loan (2 mo. USD LIBOR + 7.50%)	10.14%	04/18/2025		344	316,406

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Food Service–(continued)
Restaurant Technologies, Inc. First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.74%	10/01/2025		$481	$482,118
Second Lien Term Loan (1 mo. USD LIBOR + 6.50%)(e)	8.99%	10/01/2026		665	666,806
Tacala Investment Corp., Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	9.50%	02/01/2026		478	474,037
US Foods, Inc., Term Loan (1 mo. USD LIBOR + 2.00%)	4.49%	06/27/2023		2,451	2,441,540
					10,608,402

Forest Products–0.11%
American Greetings Corp., Term Loan (1 mo. USD LIBOR + 4.50%) (Acquired 04/06/2018; Cost $1,375,932)	6.99%	04/06/2024		1,010	1,007,841

Health Care–7.91%
Acadia Healthcare Co., Inc. Term Loan B-3 (1 mo. USD LIBOR + 2.50%)	4.99%	02/11/2022		937	935,460
Term Loan B-4 (1 mo. USD LIBOR + 2.50%)	4.99%	02/16/2023		1,833	1,831,036
Argon Medical Devices Holdings, Inc., Second Lien Term Loan (1 mo. USD LIBOR + 8.00%) (Acquired 11/03/2017; Cost $117,129)(e)	10.50%	01/23/2026		118	117,113
athenahealth, Inc., Term Loan B (g)	—	02/11/2026		5,350	5,333,797
Biogroup-LCD, Term Loan B-4 (3 mo. EURIBOR + 4.00%)	4.00%	06/14/2024	EUR	2,414	2,766,735
BVI Medical, Inc., Term Loan (g)	—	02/18/2026	EUR	956	1,098,502
Dentalcorp Perfect Smile ULC (Canada) Second Lien Term Loan (1 mo. USD LIBOR + 7.50%)	10.00%	06/08/2026		1,004	988,996
Second Lien Term Loan (f)	10.11%	06/08/2026		251	247,249
Explorer Holdings, Inc., Term Loan (3 mo. USD LIBOR + 3.75%)	6.55%	05/02/2023		1,152	1,156,699
Global Healthcare Exchange, LLC, Term Loan (3 mo. USD LIBOR + 3.25%)	6.07%	06/28/2024		1,544	1,530,992
GoodRx, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	5.50%	10/10/2025		438	436,166
Greatbatch, Ltd., Term Loan B (1 mo. USD LIBOR + 3.00%)	5.51%	10/27/2022		218	217,941
HC Group Holdings III, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	6.24%	04/07/2022		830	823,532
Heartland Dental, LLC Delayed Draw Term Loan (f)	0.00%	04/30/2025		65	64,083
Term Loan	6.24%	04/30/2025		1,762	1,742,823
IWH UK Midco Ltd., Term Loan B (3 mo. EURIBOR + 4.00%)	4.00%	01/31/2025	EUR	7,483	8,431,237
Kinetic Concepts, Inc., Term Loan (3 mo. USD LIBOR + 3.25%)	6.05%	02/02/2024		2,332	2,330,955
MPH Acquisition Holdings LLC, Term Loan (3 mo. USD LIBOR + 2.75%)	5.55%	06/07/2023		3,263	3,236,862
Nemera (Financiere N BidCo), Term Loan B (3 mo. EURIBOR + 4.00%)	4.00%	01/17/2026	EUR	2,133	2,432,505
Nidda Healthcare Holding AG (Germany) Term Loan C (3 mo. GBP LIBOR + 4.50%)	5.37%	08/21/2024	GBP	1,185	1,571,399
Term Loan D (3 mo. EURIBOR+ 4.00%)	4.00%	08/21/2024	EUR	3,150	3,596,916
Ortho-Clinical Diagnostics, Inc., Term Loan (1 mo. USD LIBOR + 3.25%)	5.75%	06/30/2025		4,010	3,977,398
Prophylaxis B.V. (Netherlands), Term Loan B (3 mo. EURIBOR + 4.00%) (Acquired 05/23/2018; Cost $6,561,379)	4.00%	06/05/2025	EUR	5,633	6,071,118
Surgery Center Holdings, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.75%	09/02/2024		358	350,274
Team Health Holdings, Inc., Term Loan (1 mo. USD LIBOR + 2.75%)	5.24%	02/06/2024		1,845	1,675,829
Terveys-ja hoivapalvelut Suomi Oy (Finland) First Lien Term Loan B (3 mo. EURIBOR + 4.25%)	4.25%	08/11/2025	EUR	2,657	3,051,355
Second Lien Term Loan (3 mo. EURIBOR + 7.50%)	7.50%	07/19/2026	EUR	5,109	5,797,001
Unilabs Diagnostics AB (Sweden), Revolver Loan (e)(f)	0.00%	04/01/2021	EUR	6,439	7,197,526
Verscend Holding Corp., Term Loan B (1 mo. USD LIBOR + 4.50%)	6.99%	08/27/2025		4,772	4,786,437
WP CityMD Bidco LLC, Term Loan (3 mo. USD LIBOR + 3.50%)	6.30%	06/07/2024		376	369,919
					74,167,855

Home Furnishings–1.99%
Comfort Holding, LLC, First Lien Term Loan (1 mo. USD LIBOR + 4.75%)	7.24%	02/05/2024		1,310	1,242,654
Global Appliance, Inc., Term Loan B (1 mo. USD LIBOR + 4.00%)	6.50%	09/29/2024		1,532	1,530,198

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Home Furnishings–(continued)
Hayward Industries, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.99%	08/05/2024		$28	$27,799
Hilding Anders AB (Sweden) PIK Term Loan, 12.00% PIK Rate (Acquired 06/17/2014-11/23/2017; Cost $3,260,626)(e)(h)	12.00%	06/30/2020	EUR	4,847	0
Term Loan B (3 mo. EURIBOR + 4.50%)	4.50%	11/29/2024	EUR	8,866	8,226,587
Lifetime Brands, Inc., Term Loan B (1 mo. USD LIBOR + 3.50%)	5.99%	02/28/2025		707	699,228
PGT Innovations, Inc., Term Loan (2 mo. USD LIBOR + 3.50%) (Acquired 03/13/2018; Cost $258,175)	6.04%	02/16/2022		74	73,620
Serta Simmons Bedding, LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	6.01%	11/08/2023		3,173	2,657,274
SIWF Holdings, Inc., Term Loan (1 mo. USD LIBOR + 4.25%)	6.73%	06/15/2025		2,052	2,048,811
TGP Holdings III, LLC First Lien Term Loan (3 mo. USD LIBOR + 4.25%)(e)	7.05%	09/25/2024		1,800	1,718,532
Second Lien Term Loan (3 mo. USD LIBOR + 8.50%) (Acquired 09/25/2017-03/22/2018; Cost $475,461)(e)	11.31%	09/25/2025		478	463,549
					18,688,252

Industrial Equipment–2.21%
Accudyne Industries LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.00%)	5.49%	08/18/2024		361	361,599
ACTA B.V. (Kiwa), Term Loan B (2 mo. EURIBOR + 4.00%)	4.00%	12/05/2025	EUR	3,077	3,513,213
Airxcel, Inc., First Lien Term Loan (1 mo. USD LIBOR + 4.50%)	6.99%	04/28/2025		386	368,196
Altra Industrial Motion Corp., Term Loan B (1 mo. USD LIBOR + 2.00%)	4.49%	10/01/2025		1,218	1,206,833
ASP Unifrax Holdings, Inc., First Lien Term Loan (3 mo. EURIBOR + 3.75%)	3.75%	12/12/2025	EUR	610	654,336
Clark Equipment Co., Term Loan B (3 mo. USD LIBOR + 2.00%)	4.80%	05/18/2024		1,178	1,166,618
Delachaux S.A., Term Loan B-3 (3 mo. GBP LIBOR + 4.25%)	5.25%	10/28/2021	GBP	2,357	3,136,598
DXP Enterprises, Inc., Term Loan (1 mo. USD LIBOR + 4.75%)(e)	7.25%	08/29/2023		748	748,218
Engineered Machinery Holdings, Inc. First Lien Term Loan (3 mo. USD LIBOR + 3.25%)	6.05%	07/19/2024		930	903,808
First Lien Incremental Term Loan (1 wk. USD LIBOR + 4.25%)	7.07%	07/19/2024		712	708,856
Second Lien Term Loan (3 mo. USD LIBOR + 7.25%)	10.06%	07/18/2025		1,317	1,300,780
Gardner Denver, Inc., Term Loan B-1 (1 mo. USD LIBOR + 2.75%)	5.24%	07/30/2024		1,302	1,303,188
Milacron LLC, Term Loan B (1 mo. USD LIBOR + 3.00%)	4.99%	09/28/2023		842	832,613
MX Holdings US, Inc., Term Loan B-1-C (1 mo. USD LIBOR + 3.00%)	5.49%	07/31/2025		860	861,831
New VAC US LLC, Term Loan B (3 mo. USD LIBOR + 4.00%) (Acquired 02/26/2018; Cost $672,584)(e)	6.80%	03/08/2025		671	666,614
North American Lifting Holdings, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.25%)	7.31%	11/27/2020		2,215	2,029,711
Robertshaw US Holding Corp. First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	6.00%	02/28/2025		436	410,642
Second Lien Term Loan (1 mo. USD LIBOR + 8.00%)(e)	10.50%	02/28/2026		613	545,594
					20,719,248

Insurance–1.60%
Alliant Holdings Intermediate, LLC, Term Loan (1 mo. USD LIBOR + 2.75%)	5.23%	05/09/2025		4,168	4,129,167
AmWINS Group, LLC, First Lien Term Loan (1 mo. USD LIBOR + 2.75%)	5.25%	01/25/2024		2,367	2,359,007
FrontDoor, Inc., Term Loan (1 mo. USD LIBOR + 2.50%)	5.00%	08/16/2025		378	377,449
Hub International Ltd., Term Loan (3 mo. USD LIBOR + 2.75%)	5.52%	04/25/2025		4,456	4,421,257
Sedgwick Claims Management Services, Inc., Term Loan (1 mo. USD LIBOR + 3.25%)	5.74%	12/31/2025		3,777	3,765,255
					15,052,135

Leisure Goods, Activities & Movies–4.60%
Alpha Topco Ltd. (United Kingdom), Term Loan B (1 mo. USD LIBOR + 2.50%)	4.99%	02/01/2024		10,210	10,031,078
AMC Entertainment, Inc. Term Loan (1 mo. USD LIBOR + 2.25%)	4.74%	12/15/2022		10	9,649
Term Loan (g)	—	12/15/2023		611	608,129
Ancestry.com Operations, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.75%	10/19/2023		820	818,268

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Leisure Goods, Activities & Movies–(continued)
Callaway Golf Co., Term Loan (3 mo. USD LIBOR + 4.50%)	6.99%	01/07/2026		$660	$666,009
Crown Finance US, Inc., Term Loan (1 mo. USD LIBOR + 2.50%)	4.99%	02/28/2025		2,363	2,352,060
CWGS Group, LLC, Term Loan (1 mo. USD LIBOR + 2.75%)	5.27%	11/08/2023		1,834	1,739,320
Dorna Sports, S.L., Term Loan B-2 (6mo. USD LIBOR + 3.00%)	5.88%	04/12/2024		1,323	1,293,134
Equinox Holdings, Inc. Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	9.49%	09/06/2024		190	191,065
Term Loan B-1 (1 mo. USD LIBOR + 3.00%)	5.49%	03/08/2024		1,566	1,559,297
Financiere Abra SAS (France) Term Loan B-1 (3 mo. EURIBOR + 4.25%)	4.25%	10/23/2025	EUR	713	803,731
Term Loan B-2 (3 mo. EURIBOR + 4.25%)	4.25%	10/23/2025	EUR	1,005	1,133,015
Fitness International, LLC, Term Loan B (1 mo. USD LIBOR + 3.25%)	5.74%	04/18/2025		1,979	1,971,470
International Park Holdings B.V., Term Loan B (6mo. EURIBOR + 3.50%)	3.50%	06/13/2024	EUR	1,777	1,995,051
Invictus Media S.L.U. (Spain) Term Loan B-1 (6mo. EURIBOR + 4.50%)	4.50%	06/26/2025	EUR	1,546	1,764,948
Term Loan B-2 (6mo. EURIBOR + 4.50%)	4.50%	06/26/2025	EUR	927	1,058,010
Lakeland Tours, LLC, Term Loan (3 mo. USD LIBOR + 4.00%)	6.79%	12/15/2024		1,103	1,095,368
Orbiter International S.a.r.l. (Luxembourg), Term Loan B-2 (3 mo. CHF LIBOR + 4.25%) (Acquired 07/07/2017; Cost $3,282,490)	4.25%	07/11/2024	CHF	3,177	3,159,750
Shutterfly, Inc. Term Loan (1 mo. USD LIBOR + 2.75%)	5.25%	08/17/2024		1,288	1,277,177
Term Loan B (1 mo. USD LIBOR + 2.50%)	4.99%	08/17/2024		793	780,284
SSH Group Holdings, Inc. First Lien Term Loan (2 mo. USD LIBOR + 4.25%)	6.90%	07/30/2025		748	740,808
Second Lien Term Loan (2 mo. USD LIBOR + 8.25%)(e)	10.90%	07/30/2026		265	265,808
UFC Holdings, LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.75%	08/18/2023		7,824	7,841,769
					43,155,198

Lodging & Casinos–3.03%
AMCP Clean Acquisition Co., LLC Term Loan (3 mo. USD LIBOR + 4.25%)	7.06%	06/16/2025		662	651,756
Delayed Draw Term Loan (f)	7.15%	06/16/2025		160	157,208
Aristocrat Technologies, Inc., Term Loan B-3 (3 mo. USD LIBOR + 1.75%)	4.53%	10/19/2024		457	454,641
Belmond Interfin Ltd. (Bermuda), Term Loan (1 mo. USD LIBOR + 2.75%)	5.24%	07/03/2024		631	631,249
Caesars Resort Collection, LLC, Term Loan B (1 mo. USD LIBOR + 2.75%)	5.24%	12/22/2024		11,803	11,784,321
CityCenter Holdings, LLC, Term Loan B (1 mo. USD LIBOR + 2.25%)	4.74%	04/18/2024		434	431,612
Four Seasons Hotels Ltd., First Lien Term Loan (1 mo. USD LIBOR + 2.00%)	4.49%	11/30/2023		172	171,840
MGM Growth Properties Operating Partnership L.P., Term Loan B (1 mo. USD LIBOR + 2.00%)	4.49%	03/21/2025		221	220,790
Penn National Gaming, Inc., Incremental Term Loan B-1 (3 mo. USD LIBOR + 2.25%)	4.84%	10/15/2025		902	900,021
Scientific Games International, Inc., Term Loan B-5 (1 mo. USD LIBOR + 2.75%)	5.31%	08/14/2024		5,468	5,428,688
Stars Group (US) Co-Borrower, LLC, Term Loan (3 mo. USD LIBOR + 3.50%)	6.31%	07/10/2025		3,640	3,646,898
Tackle Group S.a.r.l., Revolver Loan (e)(f)	0.00%	06/08/2022	EUR	741	813,159
Twin River Management Group, Inc., Term Loan (3 mo. USD LIBOR + 3.50%)	6.31%	07/10/2020		1,652	1,655,302
VICI Properties 1 LLC, Term Loan B (1 mo. USD LIBOR + 2.00%)	4.48%	12/20/2024		446	443,793
Wyndham Hotels & Resorts, Inc., Term Loan B (1 mo. USD LIBOR + 1.75%)(g)	—	05/30/2025		81	80,400
Wynn Resorts, Ltd., Term Loan (1 mo. USD LIBOR + 2.25%)	4.75%	10/30/2024		928	918,195
					28,389,873

Nonferrous Metals & Minerals–0.86%
American Rock Salt Co. LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	6.24%	03/21/2025		1,125	1,123,972
Covia Holdings Corp., Term Loan (3 mo. USD LIBOR + 3.75%)	6.55%	06/01/2025		3,239	2,827,410

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value

Nonferrous Metals & Minerals–(continued)
Form Technologies LLC First Lien Term Loan B-2 (3 mo. USD LIBOR + 3.25%)	5.77%	01/28/2022	$1,603	$1,582,001
Second Lien Term Loan (3 mo. USD LIBOR + 8.50%) (Acquired 01/29/2015; Cost $540,996)(e)	11.31%	01/30/2023	547	530,987
U.S. Silica Co., Term Loan (1 mo. USD LIBOR + 4.00%)	6.50%	05/01/2025	1,150	1,095,607
US Salt, LLC, Term Loan (e)(g)	—	01/16/2026	923	925,079
				8,085,056

Oil & Gas–7.62%
BCP Raptor, LLC, Term Loan (3 mo. USD LIBOR + 4.25%)	6.88%	06/24/2024	2,043	1,958,696
Brazos Delaware II, LLC, Term Loan (1 mo. USD LIBOR + 4.00%)	6.48%	05/21/2025	1,965	1,889,718
Bronco Midstream Funding, LLC, Term Loan (1 mo. USD LIBOR + 3.50%)	5.99%	08/14/2023	32	31,505
California Resources Corp. Term Loan (1 mo. USD LIBOR + 10.38%)	12.87%	12/31/2021	2,017	2,123,167
Term Loan (1 mo. USD LIBOR + 4.75%)	7.24%	12/31/2022	2,802	2,767,868
Centurion Pipeline Co., LLC, Term Loan (3 mo. USD LIBOR + 3.25%)	6.05%	09/29/2025	466	466,948
Crestwood Holdings LLC, Term Loan (1 mo. USD LIBOR + 7.50%)	10.01%	03/06/2023	3,091	3,058,294
Delek US Holdings, Inc., Term Loan (1 mo. USD LIBOR + 2.25%)	4.75%	03/31/2025	1,362	1,347,882
Encino Acquisition Partners Holdings, LLC, Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)(e)	9.24%	10/29/2025	921	898,205
Fieldwood Energy LLC Second Lien Term Loan (1 mo. USD LIBOR + 7.25%)	9.75%	04/11/2023	4,845	3,964,982
First Lien Term Loan (1 mo. USD LIBOR + 5.25%)	7.74%	04/11/2022	2,337	2,138,268
Revolver Loan (e)(f)	0.00%	04/11/2021	15,296	15,142,586
Glass Mountain Pipeline Holdings, LLC, Term Loan (1 mo. USD LIBOR + 4.50%)	7.00%	12/23/2024	1,564	1,526,550
Gulf Finance, LLC, Term Loan B (3 mo. USD LIBOR + 5.25%)	7.87%	08/25/2023	4,638	3,745,461
HGIM Corp., Term Loan (3 mo. USD LIBOR + 6.00%)	8.75%	07/02/2023	1,504	1,490,961
Lucid Energy Group II Borrower, LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.00%)	5.49%	02/17/2025	1,440	1,349,697
McDermott Technology (Americas), Inc., Term Loan B (1 mo. USD LIBOR + 5.00%)	7.49%	05/12/2025	4,435	4,278,482
Moda Ingleside Energy Center LLC, Term Loan (1 mo. USD LIBOR + 3.25%)	5.74%	09/29/2025	433	434,111
Navitas Midstream Midland Basin, LLC, Term Loan (1 mo. USD LIBOR + 4.50%)	6.99%	12/13/2024	1,817	1,732,361
Osum Production Corp. (Canada), Term Loan (3 mo. USD LIBOR + 5.50%)(e)	8.30%	07/31/2020	2,479	2,243,604
Paragon Offshore Finance Co. (Cayman Islands), Term Loan (Acquired 07/11/2014; Cost $9,290)(e)(i)(j)	0.00%	07/16/2021	9	0
Petroleum GEO-Services ASA, Term Loan (3 mo. USD LIBOR + 2.50%)	5.31%	03/19/2021	4,444	4,296,681
Seadrill Operating L.P., Term Loan (3 mo. USD LIBOR + 6.00%)	8.80%	02/21/2021	12,075	10,131,093
Southcross Energy Partners, L.P., Term Loan (3 mo. USD LIBOR + 4.25%)	7.05%	08/04/2021	1,017	919,516
Traverse Midstream Partners LLC, Term Loan (3 mo. USD LIBOR + 4.00%)	6.60%	09/27/2024	683	685,082
Tribune Resources, Inc., Term Loan (1 mo. USD LIBOR + 6.50%)	9.02%	03/30/2023	524	525,020
Weatherford International Ltd. (Bermuda), Term Loan (1 mo. USD LIBOR + 1.43%)	3.93%	07/13/2020	2,421	2,378,934
				71,525,672

Publishing–0.87%
Adtalem Global Education, Inc., Term Loan B (1 mo. USD LIBOR + 3.00%)	5.49%	04/11/2025	902	899,524
Ascend Learning, LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	5.49%	07/12/2024	1,508	1,497,244
Cengage Learning, Inc., Term Loan B (1 mo. USD LIBOR + 4.25%)	6.74%	06/07/2023	4,513	4,184,008
Merrill Communications LLC, Term Loan (3 mo. USD LIBOR + 5.25%)	8.00%	06/01/2022	496	498,649
ProQuest LLC, Term Loan (1 mo. USD LIBOR + 3.25%)	5.75%	10/24/2021	830	830,216
Tribune Media Co., Term Loan C (1 mo. USD LIBOR + 3.00%)	5.49%	01/27/2024	224	223,861
				8,133,502

Radio & Television–0.97%
Gray Television, Inc., Term Loan C (1 mo. USD LIBOR + 2.50%)(g)	—	01/02/2026	2,744	2,740,449

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Radio & Television–(continued)
iHeartCommunications, Inc. Term Loan D (i)(j)	0.00%	01/30/2020		$4,432	$3,126,633
Term Loan E (i)(j)	0.00%	07/30/2019		2,201	1,551,403
Mission Broadcasting, Inc., Term Loan B-3 (1 mo. USD LIBOR + 2.25%)	4.76%	01/17/2024		161	159,033
NEP/NCP HoldCo, Inc., Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	9.50%	10/19/2026		653	641,446
Nexstar Broadcasting, Inc., Term Loan B-3 (1 mo. USD LIBOR + 2.25%)	4.74%	01/17/2024		887	878,049
					9,097,013

Retailers (except Food & Drug)–2.69%
Bass Pro Group, LLC, Term Loan (1 mo. USD LIBOR + 5.00%)	7.49%	09/25/2024		4,071	4,068,438
Claire’s Stores, Inc. Revolver Loan (3 mo. USD LIBOR + 3.50%)(e)	6.31%	10/12/2022		20	19,907
Term Loan (6mo. USD LIBOR + 7.25%)	9.94%	09/15/2038		66	101,751
Fossil Group, Inc., Term Loan (1 wk. USD LIBOR + 8.00%)	10.42%	12/31/2020		349	349,414
Fullbeauty Brands Holdings Corp. Term Loan (3 mo. USD LIBOR + 10.00%)	12.74%	02/07/2022		255	256,725
First Lien Term Loan (1 mo. USD LIBOR + 4.75%)(j)	11.74%	10/14/2022		1,816	608,476
National Vision, Inc., Revolver Loan (e)(f)	0.00%	03/13/2019		1,744	1,604,461
Payless, Inc. Term Loan A-1 (i)	10.78%	02/10/2022		834	412,909
Term Loan A-2 (i)	11.78%	08/10/2022		1,566	461,905
Petco Animal Supplies, Inc., Term Loan (3 mo. USD LIBOR + 3.25%)	5.99%	01/26/2023		5,902	4,640,882
Savers, Inc., Term Loan (3 mo. USD LIBOR + 3.75%)	6.52%	07/09/2019		4,158	3,962,653
Staples, Inc., Term Loan (1 mo. USD LIBOR + 4.00%)	6.51%	09/12/2024		564	561,524
Vivarte (France), PIK Term Loan, 7.00% PIK Rate, 4.00% Cash Rate (h)	7.00%	10/29/2019	EUR	5,961	4,667,229
Watson BidCo B.V., Term Loan B (6mo. EURIBOR + 3.50%)	3.50%	05/20/2024	EUR	3,671	3,505,367
					25,221,641

Surface Transport–2.44%
Agro Merchants North American Holdings, Inc., First Lien Term Loan (3 mo. USD LIBOR + 3.75%)	6.55%	12/06/2024		559	553,486
Commercial Barge Line Co., First Lien Term Loan (1 mo. USD LIBOR + 8.75%)	11.25%	11/12/2020		2,219	1,541,400
Kenan Advantage Group, Inc. Term Loan (1 mo. USD LIBOR + 3.00%)	5.49%	07/29/2022		112	109,852
Term Loan (1 mo. USD LIBOR + 3.00%)	5.49%	07/29/2022		1,151	1,133,763
Odyssey Logistics & Technology Corp., First Lien Term Loan (1 mo. USD LIBOR + 4.00%)	6.49%	10/12/2024		597	594,177
PODS LLC, Term Loan B-4 (1 mo. USD LIBOR + 2.75%)	5.27%	12/06/2024		4,121	4,107,244
U.S. Shipping Corp., Term Loan B-2 (1 mo. USD LIBOR + 4.25%)	6.75%	06/26/2021		1,892	1,827,138
Zeus Bidco Ltd., Term Loan (3 mo. GBP LIBOR + 7.25%) (Acquired 03/24/2017; Cost $12,733,691)(e)	8.16%	03/29/2024	GBP	10,325	13,010,148
					22,877,208

Telecommunications–9.00%
CenturyLink, Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	5.24%	01/31/2025		10,948	10,796,242
Colorado Buyer, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	5.52%	05/01/2024		1,863	1,843,430
Communications Sales & Leasing, Inc., Term Loan B (1 mo. USD LIBOR + 3.00%)	5.49%	10/24/2022		3,611	3,344,569
Consolidated Communications, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	5.50%	10/04/2023		7,443	7,270,695
Frontier Communications Corp. Term Loan (1 mo. USD LIBOR + 2.75%)	5.25%	03/31/2021		2,078	2,057,213
Term Loan (1 mo. USD LIBOR + 4.88%)	7.38%	10/12/2021		1,826	1,817,240
Term Loan B-1 (1 mo. USD LIBOR + 3.75%)	6.25%	06/15/2024		422	407,678
Hargray Communications Group, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	5.49%	05/16/2024		96	94,896

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Telecommunications–(continued)
Intelsat Jackson Holdings S.A. (Luxembourg) Term Loan B-3 (1 mo. USD LIBOR + 3.75%)	6.23%	11/27/2023		$1,556	$1,558,093
Term Loan B-5	6.63%	01/02/2024		2,705	2,744,966
Lumentum Holdings, Inc., Term Loan (1 mo. USD LIBOR + 2.50%)(e)	4.99%	12/10/2025		791	789,285
MLN US Holdco LLC, Term Loan B (1 mo. USD LIBOR + 4.50%)	6.99%	11/30/2025		1,557	1,550,631
MTN Infrastructure TopCo, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	5.49%	11/15/2024		2,391	2,382,780
Odyssey Investissement S.A.S., Term Loan B (3 mo. EURIBOR + 3.75%)	3.75%	04/25/2025	EUR	5,396	6,152,837
Radiate Holdco, LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	5.49%	02/01/2024		3,426	3,412,953
SBA Senior Finance II LLC, Term Loan (1 mo. USD LIBOR + 2.00%)	4.50%	04/11/2025		1,373	1,362,606
Sprint Communications, Inc. Term Loan (1 mo. USD LIBOR + 2.50%)	5.00%	02/02/2024		6,974	6,901,228
Term Loan (1 mo. USD LIBOR + 3.00%)	5.50%	02/02/2024		7,538	7,470,202
Syniverse Holdings, Inc., Term Loan C (1 mo. USD LIBOR + 5.00%)	7.49%	03/09/2023		3,554	3,368,892
Telesat LLC, Term Loan B-4 (3 mo. USD LIBOR + 2.50%)	5.31%	11/17/2023		9,027	9,023,235
U.S. TelePacific Corp., Term Loan (3 mo. USD LIBOR + 5.00%)	7.81%	05/02/2023		1,801	1,773,104
Windstream Services, LLC Term Loan B-6 (1 mo. USD LIBOR + 4.00%)	8.49%	03/29/2021		6,445	6,265,599
Term Loan B-7 (1 mo. USD LIBOR + 3.25%)	5.74%	02/17/2024		2,131	2,043,070
					84,431,444

Utilities–6.32%
AI Alpine AT BidCo GmbH, Term Loan B (3 mo. USD LIBOR + 3.25%)(e)	5.99%	10/25/2025		145	142,887
Aria Energy Operating LLC, Term Loan (1 mo. USD LIBOR + 4.50%)	7.00%	05/27/2022		770	770,233
Brookfield WEC Holdings, Inc. First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	6.24%	08/01/2025		4,532	4,546,724
Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)	9.25%	08/03/2026		753	756,004
Calpine Construction Finance Co., L.P., Term Loan (1 mo. USD LIBOR + 2.50%)	4.99%	01/15/2025		122	121,499
Calpine Corp. Term Loan (1 mo. USD LIBOR + 1.75%)	4.25%	12/31/2019		92	92,440
Term Loan (3 mo. USD LIBOR + 2.50%)	5.31%	01/15/2023		1,911	1,905,299
Term Loan (3 mo. USD LIBOR + 2.50%)	5.31%	05/31/2023		5,077	5,057,125
Term Loan (3 mo. USD LIBOR + 2.50%)	5.31%	01/15/2024		3,225	3,211,458
Eastern Power, LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	6.24%	10/02/2023		3,944	3,928,267
Granite Acquisition, Inc. First Lien Term Loan B (3 mo. USD LIBOR + 3.50%)	6.30%	12/17/2021		4,400	4,406,396
First Lien Term Loan C (3 mo. USD LIBOR + 3.50%)	6.30%	12/17/2021		508	508,944
Lightstone Holdco LLC Term Loan B (1 mo. USD LIBOR + 3.75%)	6.24%	01/30/2024		5,590	5,488,181
Term Loan C (1 mo. USD LIBOR + 3.75%)	6.24%	01/30/2024		308	302,567
Nautilus Power, LLC, Term Loan (1 mo. USD LIBOR + 4.50%)	6.74%	05/16/2024		2,905	2,906,549
NRG Energy, Inc., Term Loan (1 mo. USD LIBOR + 1.75%)	4.24%	06/30/2023		3,110	3,102,037
Pacific Gas and Electric Co. Delayed Draw Term Loan (f)	0.00%	01/29/2020		1,122	1,121,222
Term Loan (f)	0.00%	12/31/2020		3,366	3,363,667
Pike Corp., Term Loan (1 mo. USD LIBOR + 3.50%)	6.00%	03/23/2025		20	19,823
PowerTeam Services, LLC, First Lien Term Loan (3 mo. USD LIBOR + 3.25%)	6.07%	03/06/2025		894	860,779
Revere Power, LLC Term Loan B (g)	—	02/01/2026		1,331	1,320,794
Term Loan C (g)	—	02/01/2026		209	207,765
Southeast PowerGen LLC, Term Loan B (1 mo. USD LIBOR + 3.50%)	6.00%	12/02/2021		334	319,629
USIC Holding, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.74%	12/08/2023		3,358	3,325,689

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Utilities–(continued)
Vistra Operations Co. LLC
Term Loan (1 mo. USD LIBOR + 2.00%)	4.49%	08/04/2023		$3,043	$3,037,858
Term Loan (1 mo. USD LIBOR + 2.00%)	4.49%	12/31/2025		8,497	8,471,253
					59,295,089
Total Variable Rate Senior Loan Interests (Cost $1,107,289,203)					1,070,508,329

Non-U.S. Dollar Denominated Bonds & Notes–14.17% Automotive–1.62%
Federal-Mogul Holdings Corp.	5.00%	07/15/2024	EUR	4,323	5,166,545
Federal-Mogul Holdings Corp. (3 mo. EURIBOR + 4.88%)(k)	4.88%	04/15/2024	EUR	8,703	10,012,667
					15,179,212

Building & Development–1.12%
Haya Finance 2017 S.A. (Spain)	5.25%	11/15/2022	EUR	1,291	1,357,572
Haya Finance 2017 S.A. (Spain) (3 mo. EURIBOR + 5.13%)(k)	5.13%	11/15/2022	EUR	4,086	4,314,477
LSF10 Wolverine Investment SCA (Denmark) (3 mo. EURIBOR + 4.63%)(k)	4.63%	03/15/2024	EUR	1,997	2,277,733
LSF10 Wolverine Investment SCA (Denmark)	5.00%	03/15/2024	EUR	2,197	2,511,186
					10,460,968

Business Equipment & Services–0.57%
Dream Secured Bondco AB (Sweden)	3.50%	12/01/2023	EUR	3,531	4,085,202
Refinitiv US Holdings, Inc. REGS, Sr. Unsec. Bonds(l)	4.50%	05/15/2026	EUR	505	572,356
Refinitiv US Holdings, Inc. REGS, Sr. Unsec. Bonds(l)	6.88%	11/15/2026	EUR	636	695,150
					5,352,708

Cable & Satellite Television–2.06%
Altice Financing S.A. (Luxembourg)	4.75%	01/15/2028	EUR	6,272	6,073,744
Altice France S.A. (France)	5.87%	02/01/2027	EUR	11,232	13,095,840
Virgin Media Bristol LLC (United Kingdom)	5.13%	02/15/2022	GBP	100	133,298
					19,302,882

Conglomerates–0.93%
CTC AcquiCo GmbH (Germany)	5.25%	12/15/2025	EUR	7,795	8,705,342

Containers & Glass Products–1.35%
Ardagh Glass Finance PLC (Luxembourg)	6.63%	09/15/2023	EUR	10,964	12,661,178

Financial Intermediaries–3.64%
AnaCap Financial Europe S.A. SICAV-RAIF (Luxembourg) (3 mo. EURIBOR + 5.00%)(k)	5.00%	08/01/2024	EUR	4,277	3,832,302
Arrow Global Finance REGS, Sr. Sec. Bonds (United Kingdom) (3 mo. EURIBOR + 3.75%)(k)(l)	3.75%	03/01/2026	EUR	130	143,876
Cabot Financial S.A. (United Kingdom) (3 mo. EURIBOR + 5.88%)(k)	5.88%	11/15/2021	EUR	2,913	3,303,616
Garfunkelux Holdco 3 S.A. (Luxembourg) (3 mo. EURIBOR + 4.50%)(k)	4.50%	09/01/2023	EUR	8,999	8,477,071
Garfunkelux Holdco 3 S.A. REGS, Sr. Sec. Gtd. First Lien Euro Notes (Luxembourg)(g)(l)	—	11/01/2022	GBP	4,161	4,854,957
Nemean Bondco PLC (Jersey) (3 mo. GBP LIBOR + 6.50%)(k)	7.41%	02/01/2023	GBP	836	1,033,568
Nemean Bondco PLC (Jersey)	7.37%	02/01/2024	GBP	9,994	12,538,003
					34,183,393

Health Care–1.18%
IDH Finance PLC (United Kingdom)	6.25%	08/15/2022	GBP	2,307	2,562,657
IDH Finance PLC (United Kingdom) (3 mo. GBP LIBOR + 6.00%)(k)	6.87%	08/15/2022	GBP	3,875	4,304,419
Nidda Healthcare Holding AG (Germany)	5.00%	09/30/2025	EUR	3,938	4,223,742
					11,090,818

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Home Furnishings–0.91%
International Design Group S.p.A. REGS, Sr. Sec. Bonds (Italy) (3 mo. EURIBOR + 6.00%)(k)(l)	6.00%	11/15/2025	EUR	1,252	$1,388,484
International Design Group S.p.A. REGS, Sr. Sec. Bonds (Italy) (3 mo. EURIBOR + 6.50%)(k)(l)	6.50%	11/15/2025	EUR	1,002	1,127,462
Shop Direct Funding PLC (United Kingdom)	7.75%	11/15/2022	GBP	5,057	6,027,748
					8,543,694

Lodging & Casinos–0.79%
Travelodge Hotels Ltd. (United Kingdom) (3 mo. GBP LIBOR + 4.88%)(k)	5.74%	05/15/2023	GBP	5,640	7,431,913
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $140,960,023)					132,912,108
			Shares

Common Stocks & Other Equity Interests–8.86%(m) Aerospace & Defense–0.39%
IAP Worldwide Services (Acquired 07/18/2014-08/18/2014; Cost $239,759)(e)(n)				220	3,620,075

Automotive–0.05%
ThermaSys Corp.(e)				980,474	294,142
Transtar Holding Co., Class A (Acquired 04/11/2017; Cost $147,948)(e)(n)				2,348,384	176,129
					470,271

Building & Development–0.03%
Five Point Holdings LLC, Class A(n)				37,531	293,868
Lake at Las Vegas Joint Venture, LLC, Class A (Acquired 07/15/2010; Cost $24,140,508)(e)(n)				2,338	0
Lake at Las Vegas Joint Venture, LLC, Class B (Acquired 07/15/2010; Cost $285,788)(e)(n)				28	0
					293,868

Business Equipment & Services–0.02%
Checkout Holding Corp.(e)				8,573	192,892

Chemicals & Plastics–0.00%
Lyondell Chemical Co., Class A				344	29,419

Conglomerates–0.02%
Euramax International, Inc. (Acquired 07/09/2009; Cost $1,962,106)(e)(n)				1,870	158,933

Drugs–0.00%
BPA Laboratories, Class A, Wts. expiring 04/29/2024 (Acquired 04/29/2014; Cost $0)(e)(n)				4,658	0
BPA Laboratories, Class B, Wts. expiring 04/29/2024 (Acquired 04/29/2014; Cost $0)(e)(n)				7,468	0
					0

Financial Intermediaries–0.00%
RJO Holdings Corp. (Acquired 12/10/2010; Cost $0)(e)(n)				2,144	2,144
RJO Holdings Corp., Class A (Acquired 12/10/2010; Cost $0)(e)(n)				1,142	1,257
RJO Holdings Corp., Class B (Acquired 12/10/2010; Cost $0)(e)(n)				3,334	33
					3,434

Health Care–0.00%
New Millennium Holdco(n)				148,019	14,506

Leisure Goods, Activities & Movies–0.42%
Metro-Goldwyn-Mayer, Inc.(n)				50,602	3,901,414

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26                         Invesco Dynamic Credit Opportunities Fund

	Shares	Value
Lodging & Casinos–0.60%
Caesars Entertainment Operating Co., LLC(n)	33,147	$285,727
Twin River Management Group, Inc.(n)	41,966	5,371,648
		5,657,375

Oil & Gas–1.03%
AF Global, Inc.(e)(l)(n)	409	22,904
CJ Holding Co.(n)	28,759	496,668
Fieldwood Energy LLC(n)	45,648	1,544,432
HGIM Corp.(e)(n)	3,536	129,064
HGIM Corp., Wts. expiring 07/02/2043(e)(n)	15,803	576,810
Pacific Drilling S.A.(n)	11,290	172,737
Paragon Offshore Finance Co., Class A (Cayman Islands)(i)(n)	2,560	2,641
Paragon Offshore Finance Co., Class B (Cayman Islands)(i)(n)	1,280	47,040
Samson Investment Co.(n)	163,748	3,704,798
Transocean Ltd.(n)	232,965	1,903,324
Tribune Resources, Inc., First Lien Wts. expiring 04/03/2023 (Acquired 04/03/2018; Cost $8,064)(e)(n)	97,410	2,922
Tribune Resources, Inc.(n)	376,237	1,078,483
		9,681,823

Publishing–1.36%
Affiliated Media, Inc., Class B (Acquired 10/11/2007; Cost $5,595,972)(n)	87,369	1,572,638
Merrill Communications LLC, Class A (Acquired 03/08/2013; Cost $1,384,908)(n)	602,134	11,139,479
Tribune Publishing Co.(n)	6,064	73,132
		12,785,249

Retailers (except Food & Drug)–0.06%
Claire’s Stores, Inc.	420	331,100
Payless, Inc.(n)	79,627	258,788
		589,888

Surface Transport–3.68%
Nobina Europe AB(l)(o)	4,969,706	34,517,826

Telecommunications–0.00%
Goodman Networks, Inc. (Acquired 05/31/2017; Cost $1,011)(e)(n)	101,108	0

Utilities–1.20%
Bicent Power, LLC, Series A, Wts. expiring 08/21/2022 (Acquired 08/21/2012; Cost $0)(e)(n)	2,024	0
Bicent Power, LLC, Series B, Wts. expiring 08/21/2022 (Acquired 08/21/2012; Cost $0)(e)(n)	3,283	0
Vistra Operations Co. LLC	412,446	10,740,094
Vistra Operations Co. LLC, Rts. expiring 12/31/2046(n)	412,446	308,922
Vistra Operations Co. LLC (Acquired 10/03/2016; Cost $317,415)(e)(n)	675,351	168,838
		11,217,854
Total Common Stocks & Other Equity Interests (Cost $64,589,390)		83,134,827

	Interest Rate	Maturity Date	Principal Amount (000)
U.S. Dollar Denominated Bonds & Notes–6.26%
Aerospace & Defense–1.22%
TransDigm, Inc. Sr. Sec. Notes(l)	6.25%	03/15/2026	$11,135	11,441,212
Air Transport–0.28%
Mesa Airlines, Inc. Class B	5.75%	07/15/2025	2,628	2,610,758

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Automotive–0.04%
Schaeffler AG (Germany)(l)	4.13%	09/15/2021	$376	$374,120
Business Equipment & Services–0.09%
Dun & Bradstreet Corp. (The)(l)	6.87%	08/15/2026	846	850,513
Cable & Satellite Television–1.47%
Altice Financing S.A. Sr. Sec. Gtd. First Lien Bonds (Luxembourg)(l)	7.50%	05/15/2026	3,064	2,972,080
Altice Financing S.A. Sr. Sec. Gtd. First Lien Notes (Luxembourg)(l)	6.62%	02/15/2023	536	552,075
CSC Holdings, LLC Sr. Unsec. Deb.(l)	5.50%	05/15/2026	7,531	7,662,792
CSC Holdings, LLC Unsec. Gtd. Notes(l)	6.50%	02/01/2029	324	339,596
Virgin Media Bristol LLC Sr. Sec. Gtd. First Lien Notes (United Kingdom)(l)	5.50%	08/15/2026	2,252	2,246,370
				13,772,913
Chemicals & Plastics–0.23%
Alpha US Bidco, Inc. (Germany)(l)	8.75%	06/01/2023	854	821,975
Avantor, Inc.(l)	6.00%	10/01/2024	1,290	1,319,025
				2,141,000
Containers & Glass Products–0.14%
Reynolds Group Holdings, Inc. (3 mo. USD LIBOR + 3.50%)(k)(l)	6.29%	07/15/2021	1,310	1,321,462
Electronics & Electrical–0.90%
Blackboard, Inc.(l)	9.75%	10/15/2021	2,320	1,705,200
CommScope, Inc. Sr. Sec. Notes(l)	6.00%	03/01/2026	4,411	4,526,789
CommScope, Inc. Unsec. Notes(l)	8.25%	03/01/2027	1,348	1,401,987
Riverbed Technology, Inc.(l)	8.87%	03/01/2023	1,146	804,905
				8,438,881
Health Care–0.66%
Community Health Systems, Inc. Sr. Sec. Notes	8.00%	03/15/2026	6,259	6,176,569
Industrial Equipment–0.02%
Altra Industrial Motion Corp. Sr. Unsec. Gtd. Notes(l)	6.13%	10/01/2026	157	160,925
Lodging & Casinos–0.10%
ESH Hospitality, Inc.(l)	5.25%	05/01/2025	834	831,915
VICI Properties 1 LLC(g)	—	10/15/2023	81	88,974
				920,889
Nonferrous Metals & Minerals–0.50%
TiZir Ltd. (United Kingdom)(l)	9.50%	07/19/2022	4,565	4,744,779
Oil & Gas–0.01%
Pacific Drilling S.A. Sr. Sec. Bonds(l)	8.37%	10/01/2023	79	79,593
Publishing–0.05%
Clear Channel Worldwide Holdings, Inc. Unsec. Sub. Gtd. Notes(l)	9.25%	02/15/2024	452	475,165
Radio & Television–0.34%
Clear Channel International B.V.(l)	8.75%	12/15/2020	3,093	3,181,924
Retailers (except Food & Drug)–0.00%
Claire’s Stores, Inc.	6.13%	03/15/2020	734	0
Telecommunications–0.17%
Communications Sales & Leasing, Inc.(l)	6.00%	04/15/2023	842	783,060
Goodman Networks, Inc.	8.00%	05/11/2022	1,607	827,689
Windstream Services, LLC(l)	9.00%	06/30/2025	14	8,470
				1,619,219

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)		Value
Utilities–0.04%
Calpine Corp.(l)	5.25%	06/01/2026		$374	$367,455
Total U.S. Dollar Denominated Bonds & Notes (Cost $60,352,851)					58,677,377

Structured Products–2.78%
Adagio V CLO DAC, Series V-X, Class E (3 mo. EURIBOR + 5.15%)(k)(l)	5.15%	10/15/2031	EUR	263	276,754
Avoca CLO XVII, Series 17X, Class E (3 mo. EURIBOR + 5.95%)(k)(l)	5.95%	01/15/2030	EUR	3,750	4,252,997
Cadogan Square CLO XIII DAC (Ireland),
Series 13X, Class E (3 mo. EURIBOR + 5.75%) (k)	5.75%	01/15/2032	EUR	515	560,015
Series 13X, Class D (3 mo. EURIBOR + 3.75%)(k)	3.75%	01/15/2032	EUR	173	196,736
Clontarf Park CLO, Series 2017-1A, Class D (3 mo. EURIBOR + 5.10%)(k)(l)	5.10%	08/05/2030	EUR	4,988	5,245,644
Elm Park CLO, Ltd., Series 1X, Class D (3 mo. EURIBOR + 5.25%)(k)(l)	5.25%	04/16/2029	EUR	3,000	3,339,273
NewStar Berkeley Fund CLO LLC, Series 2016-1A, Class D (3 mo. USD LIBOR + 5.10%)(k)(l)	7.87%	10/25/2028		$1,694	1,669,082
OCP Euro CLO (Ireland),
Series 2017-1, Class E (3 mo. EURIBOR + 5.35%)(k)(l)	5.35%	06/18/2030	EUR	2,850	3,100,259
Series 2017-2, Class E (3 mo. EURIBOR + 5.00%)(k)(l)	5.00%	01/15/2032	EUR	1,405	1,514,215
Octagon Investment Partners XIX Ltd., Series 2014-1A, Class E (3 mo. USD LIBOR + 4.85%)(k)(l)	7.64%	04/15/2026		$1,639	1,589,891
Palmerston Park CLO, Series 2017, Class D (3 mo. EURIBOR + 5.37%)(k)(l)	5.37%	04/18/2030	EUR	4,000	4,299,528
Total Structured Products (Cost $26,875,602)					26,044,394

			Shares

Preferred Stocks–0.03%(m)
Automotive–0.02%
ThermaSys Corp., Series A(e)				208,860	168,132

Financial Intermediaries–0.00%
RJO Holdings Corp., Series A-2 (Acquired 12/10/2010; Cost $0)(e)				649	6,489

Retailers (except Food & Drug)–0.00%
Claire’s Stores, Inc.				111	18,038
Vivarte (France) (Acquired 01/12/2018; Cost $0)(e)				39,369	0
Vivarte (France), Class A Preference Shares (Acquired 01/12/2018; Cost $0)(e)				1,313	0
Vivarte (France), Class B Preference Shares (Acquired 01/12/2018; Cost $0)(e)				1,313	0
					18,038

Telecommunications–0.01%
Goodman Networks, Inc., Series A-1(e)				120,295	90,221
Total Preferred Stocks (Cost $286,115)					282,880

Money Market Funds–2.00%
Invesco Government & Agency Portfolio–Institutional Class, 2.30%(p)				11,257,049	11,257,049
Invesco Treasury Portfolio–Institutional Class, 2.29%(p)				7,504,699	7,504,699
Total Money Market Funds (Cost $18,761,748)					18,761,748
TOTAL INVESTMENTS IN SECURITIES–148.23% (Cost $1,419,114,932)					1,390,321,663
BORROWINGS–(34.86)%					(327,000,000)
VARIABLE RATE DEMAND PREFERRED SHARES–(13.28)%					(124,573,975)
OTHER ASSETS LESS LIABILITIES–(0.09)%					(775,045)
NET ASSETS APPLICABLE TO COMMON SHARES–100.00%					$937,972,643

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29                         Invesco Dynamic Credit Opportunities Fund

Investment Abbreviations:

CHF	– Swiss Franc
CLO	– Collateralized Loan Obligation
DAC	– Designated Activity Co.
Deb.	– Debentures
EUR	– Euro
EURIBOR	– Euro Interbank Offered Rate
GBP	– British Pound Sterling
Gtd.	– Guaranteed
LIBOR	– London Interbank Offered Rate
PIK	– Pay-in-Kind
REGS	– Regulation S
Rts.	– Rights
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured
USD	– U.S. Dollar
Wts.	– Warrants

Notes to Schedule of Investment

(a)	Principal amounts are denominated in U.S. dollars unless otherwise noted.
(b)

Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(c)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”), and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(d)	Calculated as a percentage of net assets. Amounts in excess of 100% are due to the Fund’s use of leverage.
(e)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(f)

All or a portion of this holding is subject to unfunded loan commitments. The state interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded. See Note 8.

(g)	This variable rate interest will settle after February 28, 2019, at which time the interest rate will be determined.
(h)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(i)	The borrower has filed for protection in federal bankruptcy court.
(j)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at February 28, 2019 was $5,286,512, which represented less than 1% of the Fund’s Net Assets.

(k)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2019.
(l)

Security purchased or received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2019 was $117,584,045, which represented 12.54% of the Fund’s Net Assets.

(m)	Securities acquired through the restructuring of senior loans.
(n)	Non-income producing security.
(o)

Affiliated company during the period. The Investment Company Act of 1940 defines an “affiliated person” as an issuance in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The value of this security as of February 28, 2019 represented 3.68% of the Fund’s Net Assets. See Note 5.

(p)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of February 28, 2019.

Open Forward Foreign Currency Contracts
Settlement		Contract to				Unrealized Appreciation (Depreciation)
Date	Counterparty		Deliver		Receive
Currency Risk
03/15/2019	Bank of America, N.A.	USD	82,037,147	EUR	72,515,819	$521,780
03/15/2019	Barclays Bank PLC	EUR	76,028,475	USD	87,643,042	1,084,972
03/15/2019	Barclays Bank PLC	SEK	6,888,012	USD	758,515	12,087
03/15/2019	Barclays Bank PLC	USD	32,904,263	GBP	25,558,575	1,014,421
03/15/2019	Citibank N.A.	EUR	76,028,475	USD	87,656,270	1,098,201
03/15/2019	Citibank N.A.	SEK	157,769,773	USD	17,761,869	664,956
03/15/2019	Goldman Sachs International	EUR	76,028,475	USD	87,649,884	1,091,815
03/15/2019	Goldman Sachs International	USD	82,083,919	EUR	72,515,819	475,007

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30                         Invesco Dynamic Credit Opportunities Fund

Open Forward Foreign Currency Contracts–(continued)
Settlement		Contract to				Unrealized Appreciation (Depreciation)
Date	Counterparty		Deliver		Receive
03/15/2019	JP Morgan Chase Bank, N.A.	CHF	3,171,158	USD	3,240,058	$59,422
03/15/2019	JP Morgan Chase Bank, N.A.	EUR	76,056,932	USD	87,671,436	1,080,968
03/15/2019	JP Morgan Chase Bank, N.A.	SEK	149,976,787	USD	16,893,208	640,791
03/15/2019	JP Morgan Chase Bank, N.A.	USD	3,155,475	CHF	3,171,158	25,161
03/15/2019	JP Morgan Chase Bank, N.A.	USD	82,057,422	EUR	72,509,771	494,618
03/15/2019	JP Morgan Chase Bank, N.A.	USD	32,646,342	GBP	25,360,381	1,009,319
03/15/2019	JP Morgan Chase Bank, N.A.	USD	34,260,023	SEK	316,356,575	22,341
03/15/2019	Royal Bank of Canada	SEK	9,348,017	USD	1,044,148	31,139
03/15/2019	Royal Bank of Canada	USD	82,091,533	EUR	72,515,819	467,393
03/15/2019	Royal Bank of Canada	USD	12,757,368	GBP	9,828,299	285,729
03/15/2019	State Street Bank & Trust Co.	USD	2,693,430	EUR	2,374,824	10,296
04/15/2019	JP Morgan Chase Bank, N.A.	USD	7,680,142	EUR	6,746,222	20,485
04/15/2019	Royal Bank of Canada	USD	2,236,526	SEK	20,664,039	8,222
Subtotal—Appreciation						10,119,123

Currency Risk
03/15/2019	Barclays Bank PLC	GBP	20,039,891	USD	25,730,249	(864,612)
03/15/2019	Canadian Imperial Bank of Commerce	USD	13,418,605	EUR	11,710,306	(86,476)
03/15/2019	Citibank N.A.	GBP	20,056,787	USD	25,740,524	(876,759)
03/15/2019	Citibank N.A.	USD	1,019,657	SEK	9,102,016	(33,306)
03/15/2019	Goldman Sachs & Co.	USD	816,281	SEK	7,380,013	(16,538)
03/15/2019	JP Morgan Chase Bank, N.A.	GBP	20,039,891	USD	25,728,094	(866,766)
03/15/2019	Royal Bank of Canada	GBP	610,685	USD	787,341	(23,097)
03/15/2019	Royal Bank of Canada	SEK	8,856,016	USD	958,530	(1,163)
04/15/2019	Bank of America, N.A.	EUR	72,480,949	USD	82,222,026	(512,988)
04/15/2019	Barclays Bank PLC	GBP	25,525,654	USD	32,916,556	(1,012,200)
04/15/2019	Citibank N.A.	SEK	5,412,010	USD	579,625	(8,285)
04/15/2019	Goldman Sachs & Co.	EUR	72,577,063	USD	82,377,343	(467,382)
04/15/2019	JP Morgan Chase Bank, N.A.	CHF	3,169,595	USD	3,163,707	(24,680)
04/15/2019	JP Morgan Chase Bank, N.A.	EUR	72,474,903	USD	82,243,071	(485,043)
04/15/2019	JP Morgan Chase Bank, N.A.	GBP	25,465,030	USD	32,835,603	(1,012,571)
04/15/2019	JP Morgan Chase Bank, N.A.	SEK	318,078,578	USD	34,534,551	(18,527)
04/15/2019	Royal Bank of Canada	EUR	72,480,949	USD	82,277,184	(457,830)
04/15/2019	Royal Bank of Canada	SEK	9,840,018	USD	1,059,817	(9,110)
Subtotal—Depreciation						(6,777,333)
Total Forward Foreign Currency Contracts						$3,341,790

Currency Abbreviations:

CHF	– Swiss Franc
EUR	– Euro
GBP	– British Pound Sterling
SEK	– Sweden Krona
USD	– U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31                         Invesco Dynamic Credit Opportunities Fund

Statement of Assets and Liabilities

February 28, 2019

Assets:
Investments in securities, at value (Cost $1,400,353,184)	$1,337,042,089
Investments in affiliates, at value (Cost $18,761,748)	53,279,574
Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	10,119,123
Cash	13,345,058
Foreign currencies, at value (Cost $16,620,977)	16,699,530
Receivable for:
Investments sold	85,748,335
Dividends	27,432
Interest and fees	8,059,214
Investments matured, at value (Cost $31,831,225)	1,808,318
Investment for trustee deferred compensation and retirement plans	18,062
Other assets	404,501
Total assets	1,526,551,236

Liabilities:
Variable rate demand preferred shares, at liquidation preference ($0.01 par value, 1,250 shares issued with liquidation preference of $100,000 per share)	124,573,975
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	6,777,333
Payable for:
Borrowings	327,000,000
Investments purchased	95,815,717
Dividends	593,650
Accrued fees to affiliates	11,392
Accrued interest expense	1,466,304
Accrued trustees’ and officers’ fees and benefits	4,929
Accrued other operating expenses	321,078
Trustee deferred compensation and retirement plans	18,062
Unfunded loan commitments	31,996,153
Total liabilities	588,578,593
Net assets applicable to common shares	$937,972,643

Net assets applicable to common shares consist of:
Shares of beneficial interest — common shares	$1,036,786,880
Distributable earnings	(98,814,237)
$937,972,643

Common shares outstanding, no par value, with an unlimited number of common shares authorized:
Common shares outstanding	74,094,284
Net asset value per common share	$12.66
Market value per common share	$11.06

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32                         Invesco Dynamic Credit Opportunities Fund

Statement of Operations

For the year ended February 28, 2019

Investment income:
Interest	$76,960,342
Dividends	19,078
Dividends from affiliates (net of foreign withholding taxes of $282,725)	1,788,026
Other income	166,829
Total investment income	78,934,275

Expenses:
Advisory fees	17,525,022
Administrative services fees	212,371
Custodian fees	370,060
Interest, facilities and maintenance fees	14,746,449
Transfer agent fees	73,083
Trustees’ and officers’ fees and benefits	32,870
Registration and filing fees	73,400
Reports to shareholders	105,267
Professional services fees	366,291
Other	117,066
Total expenses	33,621,879
Less: Fees waived	(11,487)
Net expenses	33,610,392
Net investment income	45,323,883

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(19,050,176)
Foreign currencies	(1,051,473)
Forward foreign currency contracts	35,803,273
15,701,624
Change in net unrealized appreciation (depreciation) of:
Investment securities	(39,010,014)
Foreign currencies	1,444,724
Forward foreign currency contracts	7,345,081
(30,220,209)
Net realized and unrealized gain (loss)	(14,518,585)
Net increase in net assets resulting from operations applicable to common shares	$30,805,298

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33                         Invesco Dynamic Credit Opportunities Fund

Statement of Changes in Net Assets

For the years ended February 28, 2019 and 2018

	2019	2018
Operations:
Net investment income	$45,323,883	$52,819,585
Net realized gain (loss)	15,701,624	(29,275,269)
Change in net unrealized appreciation (depreciation)	(30,220,209)	30,418,430
Net increase in net assets resulting from operations applicable to common shares	30,805,298	53,962,746
Distributions to common shareholders from distributable earnings(1)	(67,425,799)	(45,857,779)
Return of capital applicable to common shares	—	(15,270,005)
Total distributions	(67,425,799)	(61,127,784)
Net increase (decrease) in net assets applicable to common shares	(36,620,501)	(7,165,038)

Net assets applicable to common shares:
Beginning of year	974,593,144	981,758,182
End of year	$937,972,643	$974,593,144

(1)

The Securities and Exchange Commission eliminated the requirement to disclose distribution components separately, except for tax return of capital. For the year ended February 28, 2018, distributions to shareholders from distributable earnings consisted of distributions from net investment income.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34                         Invesco Dynamic Credit Opportunities Fund

Statement of Cash Flows

For the year ended February 28, 2019

Cash provided by operating activities:
Net increase in net assets resulting from operations applicable to common shares	$30,805,298

Adjustments to reconcile the change in net assets applicable to common shares from operations to net cash provided by operating activities:
Purchases of investments	(1,167,603,065)
Proceeds from sales of investments	1,210,242,597
Purchases of short-term investments, net	(6,596,504)
Amortization of premium on investment securities	1,169,815
Accretion of discount on investment securities	(4,660,667)
Decrease in receivables and other assets	2,454,240
Decrease in accrued expenses and other payables	(127,897)
Net realized loss from investment securities	19,050,176
Net change in unrealized depreciation on investment securities	39,010,014
Net change in unrealized appreciation of forward foreign currency contracts	(7,345,081)
Net cash provided by operating activities	116,398,926

Cash provided by (used in) financing activities:
Dividends paid to common shareholders from distributable earnings	(67,132,342)
Decrease in VRTP Shares, at liquidation value	(75,000,000)
Decrease in payable for amount due custodian	(532,056)
Increase in VRDP Shares, at liquidation value	125,000,000
Proceeds from borrowings	50,000,000
Repayment of borrowings	(108,000,000)
Net cash provided by (used in) financing activities	(75,664,398)
Net increase in cash and cash equivalents	40,734,528
Cash and cash equivalents at beginning of period	8,071,808
Cash and cash equivalents at end of period	$48,806,336

Supplemental disclosure of cash flow information:
Cash paid during the period for interest, facilities and maintenance fees	$14,519,403

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35                         Invesco Dynamic Credit Opportunities Fund

Notes to Financial Statements

February 28, 2019

NOTE 1—Significant Accounting Policies

Invesco Dynamic Credit Opportunities Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company.

The Fund’s investment objective is to seek a high level of current income, with a secondary objective of capital appreciation. The Fund seeks to achieve its objectives by investing primarily in a portfolio of interests in floating or variable senior loans to corporations, partnerships, and other entities which operate in a variety of industries and geographic regions. The Fund borrows money for investment purposes which may create the opportunity for enhanced return, but also should be considered a speculative technique and may increase the Fund’s volatility.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.

Security Valuations – Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible securities) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

36	Invesco Dynamic Credit Opportunities Fund

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Facility fees received may be amortized over the life of the loan. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are received in return for changes in the terms of the loan or note.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income are declared and paid monthly to common shareholders. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees, rating and bank agent fees and other expenses associated with lines of credit and Variable Rate Term Preferred Shares (“VRTP Shares”), and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Cash and Cash Equivalents – For the purposes of the Statement of Cash Flows, the Fund defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.

J.

Securities Purchased on a When-Issued and Delayed Delivery Basis — The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund

37	Invesco Dynamic Credit Opportunities Fund

actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.
K.

Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

L.

Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

M.

Industry Focus — To the extent that the Fund invests a greater amount of its assets in securities of issuers in the banking and financial services industries, the Fund’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.

N.

Bank Loan Risk — Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund seeks to manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

O.

Foreign Risk – The Fund may invest in senior loans to borrowers that are organized or located in countries other than the United States. Investment in non-U.S. issuers involves special risks, including that non-U.S. issuers may be subject to less rigorous accounting and reporting requirements than U.S. issuers, less rigorous regulatory requirements, different legal systems and laws relating to creditors’ rights, the potential inability to enforce legal judgments and the potential for political, social and economic adversity. Investments by the Fund in non-U.S. dollar denominated investments will be subject to currency risk. The Fund also may hold non-U.S. dollar denominated senior loans or other securities received as part of a reorganization or restructuring. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

P.

Other Risks – The Fund may invest all or substantially all of its assets in senior secured floating rate loans and senior secured debt securities that are determined to be rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

The Fund invests in corporate loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Fund in a corporate loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the corporate loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.

Q.	Leverage Risk — The Fund may utilize leverage to seek to enhance the yield of the Fund by borrowing or issuing preferred shares. There are

38	Invesco Dynamic Credit Opportunities Fund

risks associated with borrowing or issuing preferred shares in an effort to increase the yield and distributions on the common shares, including that the costs of the financial leverage may exceed the income from investments made with such leverage, the higher volatility of the net asset value of the common shares, and that fluctuations in the interest rates on the borrowing or dividend rates on preferred shares may affect the yield and distributions to the common shareholders. There can be no assurance that the Fund’s leverage strategy will be successful.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Fund has entered into an investment advisory agreement with Invesco Advisers, Inc. (“the Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser monthly based on the annual rate of 1.25% of the Fund’s average daily managed assets. Managed assets for this purpose means the Funds’s net assets, plus assets attributable to outstanding preferred shares and the amount of any borrowings incurred for the purpose of leverage (whether or not such borrowed amounts are reflected in the Fund’s financial statements for purposes of GAAP.)

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended February 28, 2019, the Adviser waived advisory fees of $11,487.

The Fund has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2019, expenses incurred under this agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.

Certain officers and trustees of the Fund are officers and directors of Invesco.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the year ended February 28, 2019, there were transfers from Level 3 to Level 2 of $14,630,117, due to third-party vendor quotations utilizing more than one market quote and from Level 2 to Level 3 of $22,652,551, due to third party vendor quotations utilizing single market quotes.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Variable Rate Senior Loan Interests	$—	$967,271,638	$103,236,691	$1,070,508,329
Non-U.S. Dollar Denominated Bonds & Notes	—	132,912,108	—	132,912,108
Common Stocks & Other Equity Interests	48,512,795	29,275,889	5,346,143	83,134,827
U.S. Dollar Denominated Bonds & Notes	—	58,677,377	—	58,677,377
Structured Products	—	26,044,394	—	26,044,394
Preferred Stocks	—	18,038	264,842	282,880
Money Market Funds	18,761,748	—	—	18,761,748
Investments Matured	—	1,388,076	420,242	1,808,318
Total Investments in Securities	67,274,543	1,215,587,520	109,267,918	1,392,129,981

39	Invesco Dynamic Credit Opportunities Fund

	Level 1	Level 2		Level 3	Total

Other Investments — Assets*
Forward Foreign Currency Contracts	—	10,119,123		—	10,119,123

Other Investments - Liabilities*
Forward Foreign Currency Contracts	$—		$(6,777,333)	$—	$(6,777,333)
Total Other Investments	—	3,341,790		—	3,341,790
Total Investments	$67,274,543	$1,218,929,310		$109,267,918	$1,395,471,771

*	Unrealized appreciation (depreciation).

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the year ended February 28, 2019:

	Value 02/28/18	Purchases at Cost	Proceeds from Sales	Accrued Discounts/ Premiums	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Value 02/28/19
Variable Rate Senior Loan Interests	$126,876,606	$39,725,620	$(68,190,876)	$1,359,176	$(6,189,443)	$242,372	$22,470,714	$(13,057,478)	$103,236,691
Common Stocks & Other Equity Interests	5,891,083	5,266,536	—	—	—	(4,420,674)	181,837	(1,572,639)	5,346,143
Preferred Stocks	186,932	218,662	—	—	—	(140,752)	—	—	264,842
Investments Matured	337,812	83,311	—	7,115	—	(7,996)	—	—	420,242
Total	$133,292,433	$45,294,129	$(68,190,876)	$1,366,291	$(6,189,443)	$(4,327,050)	$22,652,551	$(14,630,117)	$109,267,918

Securities determined to be Level 3 at the end of the reporting period were valued primarily by utilizing quotes from a third-party vendor pricing service. A significant change in third-party pricing information could result in a significantly lower or higher value in Level 3 investments.

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of February 28, 2019:

Value
Derivative Assets	Currency Risk
Unrealized appreciation on forward foreign currency contracts outstanding	$10,119,123
Derivatives not subject to master netting agreements	—
Total Derivative Assets subject to master netting agreements	$10,119,123

Value
Derivative Liabilities	Currency Risk
Unrealized depreciation on forward foreign currency contracts outstanding	$(6,777,333)
Derivatives not subject to master netting agreements	—
Total Derivative Liabilities subject to master netting agreements	$(6,777,333)

40	Invesco Dynamic Credit Opportunities Fund

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of February 28, 2019.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Bank of America, N.A.	$521,780	$(512,988)	$8,792	$—	$—	$8,792
Barclays Bank PLC	2,111,480	(1,876,812)	234,668	—	—	234,668
Canadian Imperial Bank of Commerce	—	(86,476)	(86,476)	—	—	(86,476)
Citibank N.A.	1,763,157	(918,350)	844,807	—	—	844,807
Goldman Sachs International	1,566,822	(483,920)	1,082,902	—	—	1,082,902
JP Morgan Chase Bank, N.A.	3,353,105	(2,407,587)	945,518	—	—	945,518
Royal Bank of Canada	792,483	(491,200)	301,283	—	—	301,283
State Street Bank & Trust Co.	10,296	—	10,296	—	—	10,296
Total	$10,119,123	$(6,777,333)	$3,341,790	$—	$—	$3,341,790

Effect of Derivative Investments for the year ended February 28, 2019

The table below summarizes the gains on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on Statement of Operations
Currency Risk
Realized Gain:
Forward foreign currency contracts	$35,803,273
Change in Net Unrealized Appreciation:
Forward foreign currency contracts	7,345,081
Total	$43,148,354

The table below summarizes the average notional value of derivatives held during the period.

Forward Foreign Currency Contracts
Average notional value	$1,428,873,212

NOTE 5—Investments in Other Affiliates

The 1940 Act defines an “affiliated person” as an issuance in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The following is a summary of the investments in other affiliates (excluding affiliated money market funds) for the year ended February 28, 2019.

	Value 02/28/18	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value 02/28/19	Dividend Income
Nobina Europe AB	$33,102,189	$–	$–	$1,415,637	$–	$34,517,826	$1,602,106

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” includes amounts accrued by the Fund to fund such deferred compensation amounts.

NOTE 7—Cash Balances and Borrowings

The Fund has entered into a $400 million revolving credit and security agreement which will expire on December 5, 2019. The revolving credit and security agreement is secured by the assets of the Fund.

During the year ended February 28, 2019, the average daily balance of borrowing under the revolving credit and security agreement was $329,276,712 with a weighted interest rate of 3.25%. The carrying amount of the Fund’s payable for borrowings as reported on the Statement of Assets and Liabilities approximates its fair value. Expenses under the credit and security agreement are shown in the Statement of Operations as Interest, facilities and maintenance fees.

41	Invesco Dynamic Credit Opportunities Fund

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Unfunded Loan Commitments

As of February 28, 2019, the Fund had unfunded loan commitments, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower	Type	Principal Amount(a)	Value
AMCP Clean Acquisition Co., LLC	Delayed Draw Term Loan	$ 97,131	$95,674
Brightview Landscapes, LLC	Revolver Loan	579,949	536,453
Carlisle Foodservice Products, Inc.	Delayed Draw Term Loan	50,091	48,567
Dentalcorp Perfect Smile ULC	Second Lien Term Loan	64,762	63,790
Fieldwood Energy LLC	Revolver Loan	15,295,542	15,142,586
GlobalLogic Holdings, Inc.	Delayed Draw Term Loan	33,508	33,466
Heartland Dental, LLC	Delayed Draw Term Loan	64,771	64,083
IAP Worldwide Services	Revolver Loan	1,299,963	1,299,963
Mavis Tire Express Services Corp.	Delayed Draw Term Loan	249,608	247,424
National Vision, Inc.	Revolver Loan	1,743,979	1,604,461
Pacific Gas and Electric Co.	Delayed Draw Term Loan	1,122,064	1,121,222
Pacific Gas and Electric Co.	Term Loan	3,366,192	3,363,667
Phoenix Guarantor, Inc.	Delayed Draw Term Loan	208,334	206,859
Tackle Group S.a.r.l.	Revolver Loan	EUR 740,826	813,159
Transtar Holding Co.	Delayed Draw Term Loan	157,647	157,253
Unilabs Diagnostics AB	Revolver Loan	EUR 6,438,814	7,197,526
			$31,996,153

(a) Principal amounts are denominated in U.S. Dollars unless otherwise noted.

Currency Abbreviations:

EUR – Euro

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2019 and 2018

	2019	2018
Ordinary income	$67,425,799	$45,857,779
Ordinary income — taxable Preferred Shares	2,932,499	2,293,754
Return of capital	—	15,270,005
Total distributions	$70,358,298	$63,421,538

Tax Components of Net Assets at Period-End:

2019
Undistributed ordinary income	$10,120,505
Net unrealized appreciation (depreciation) — investments	(60,627,665)
Net unrealized appreciation—foreign currencies	303,039
Temporary book/tax differences	(14,923)
Capital loss carryforward	(48,595,193)
Shares of beneficial interest	1,036,786,880
Total net assets	$937,972,643

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to foreign currency contracts and book to tax amortization differences.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be

42	Invesco Dynamic Credit Opportunities Fund

used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 28, 2019, as follows:

	Capital Loss Carryforward*
Expiration		Short-Term	Long-Term	Total
Not subject to expiration		$3,122,116	$45,473,077	$48,595,193

*  Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 10—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2019 was $980,030,889 and $1,082,849,668, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$78,151,826
Aggregate unrealized (depreciation) of investments	(138,779,491)
Net unrealized appreciation (depreciation) of investments	$ (60,627,665)

Cost of investments for tax purposes is $1,456,099,436.

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and expired capital loss carryforward, on February 28, 2019, undistributed net investment income was increased by $33,555,931, undistributed net realized gain (loss) was decreased by $30,943,227 and shares of beneficial interest was decreased by $2,612,704. This reclassification had no effect on the net assets of the Fund.

NOTE 12—Common Shares of Beneficial Interest

Transactions in common shares of beneficial interest were as follows:

	Years ended February 28,
	2019	2018
Beginning shares	74,094,284	74,094,284
Shares issued through dividend reinvestment	—	—
Ending shares	74,094,284	74,094,284

The Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

NOTE 13—Senior Loan Participation Commitments

The Fund invests in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.

At the year ended February 28, 2019, the following sets forth the selling participants with respect to interest in Senior Loans purchased by the Fund on a participation basis.

Selling Participant	Principal Amount	Value
Goldman Sachs Lending Partners LLC	$1,743,979	$1,604,461

NOTE 14—Variable Rate Term Preferred Shares

On June 19, 2018, the Fund redeemed all of its outstanding Variable Rate Term Preferred Shares (“VRTP Shares”) at their liquidation preference. The redemptions were funded with proceeds received from the issuance of the Variable Rate Demand Preferred Shares (“VRDP Shares”).

Dividends paid on the VRTP Shares (which are treated as interest expense for financial reporting purposes) were declared daily and paid quarterly. As of June 18, 2018, the dividend rate was equal to the three month USD LIBOR interest rate plus a spread of 1.55%, which was based on the long-term credit rating assigned to the VRTP Shares by Moody’s Investors Service, Inc. The average aggregate liquidation preference outstanding and the average annualized dividend rate of the VRTP Shares during the period ended, March 1, 2018 through June 18, 2018, were $75,000,000 and 3.68%, respectively.

43	Invesco Dynamic Credit Opportunities Fund

The Fund was subject to certain restrictions relating to the VRTP Shares, such as maintaining certain asset coverage and leverage ratio requirements. Failure to comply with these restrictions would have precluded the Fund from declaring any distributions to common shareholders or purchasing common shares and/or would have triggered an increased rate which, if not cured, would have caused the mandatory redemption of VRTP Shares at the liquidation preference plus any accumulated but unpaid dividends.

Dividends paid on VRTP Shares are recognized as a component of Interest, facilities and maintenance fees on the Statement of Operations.

NOTE 15—Variable Rate Demand Preferred Shares

On June 19, 2018, the Fund issued 1,250 Series W-7 VRDP Shares with a liquidation preference of $100,000 per share to Barclays Bank PLC, pursuant to an offering exempt from registration under the 1933 Act. Proceeds from the issuance of the VRDP Shares were used to redeem all of the Fund’s outstanding VRTP Shares. VRDP Shares are a floating-rate form of preferred shares with a mandatory redemption date and are considered debt for financial reporting purposes. The Fund is required to redeem all outstanding VRDP Shares on June 1, 2028, unless earlier redeemed or repurchased. VRDP Shares are subject to an optional and mandatory redemption in certain circumstances. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. On or prior to the redemption date, the Fund will be required to segregate assets having a value equal to 110% of the redemption amount.

The Fund incurred costs in connection with the transfer of the VRDP Shares that are recorded as a deferred charge and are being amortized over a period of ten years to June 1, 2028. Amortization of these costs is included in Interest, facilities and maintenance fees on the Statement of Operations, and the unamortized balance is included in the value of Variable rate demand preferred shares on the Statement of Assets and Liabilities.

Dividends paid on the VRDP Shares (which are treated as interest expense for financial reporting purposes) are declared daily and paid monthly. As of February 28, 2019, the dividend rate is equal to the USD LIBOR interest rate plus a spread of 0.15%, which is based on the short-term credit rating assigned to the VRDP Shares by Moody’s Investors Service, Inc. The average aggregate liquidation preference outstanding and the average annualized dividend rate of the VRDP Shares during the period, June 19, 2018 through February 28, 2019, were $125,000,000 and 2.31%, respectively.

The Fund is subject to certain restrictions relating to the VRDP Shares, such as maintaining certain asset coverage and leverage ratio requirements. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or purchasing common shares and/or could trigger an increased rate which, if not cured, could cause the mandatory redemption of VRDP Shares at the maximum liquidation preference plus any accumulated but unpaid dividends.

The liquidation preference of VRDP Shares, which approximates fair value, is recorded as a liability under the caption Variable rate demand preferred shares on the Statement of Assets and Liabilities. The fair value of VRDP Shares is expected to be approximately their liquidation preference so long as the credit rating on the VRDP Shares, and therefore the “spread” on the VRDP Shares (determined in accordance with the VRDP shares’ governing document) remains unchanged. At period-end, the Fund’s Adviser has determined that fair value of VRDP Shares is approximately their liquidation preference. Fair value could vary if market conditions change materially and/or the credit rating assigned to the VRDP Shares is downgraded. Unpaid dividends on VRDP Shares are recognized as Accrued interest expense on the Statement of Assets and Liabilities. Dividends paid on VRDP Shares are recognized as a component of Interest, facilities and maintenance fees on the Statement of Operations.

NOTE 16—Dividends

The Fund declared the following dividends to common shareholders from net investment income subsequent to February 28, 2019:

Declaration Date	Amount per Share	Record Date	Payable Date
March 1, 2019	$0.625	March 13, 2019	March 29, 2019
April 1, 2019	$0.625	April 12, 2019	April 30, 2019

NOTE 17—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

				Year Ended	Year Ended
	Years ended February 28,			February 29,	February 28,
	2019	2018	2017	2016	2015
Net asset value per common share, beginning of period	$13.15	$13.25	$11.51	$13.28	$13.82
Net investment income(a)	0.61	0.71	0.89	0.97	0.92
Net gains (losses) on securities (both realized and unrealized)	(0.19)	0.02	1.73	(1.84)	(0.56)
Total from investment operations	0.42	0.73	2.62	(0.87)	0.36
Less:
Dividends paid to common shareholders from net investment income	(0.91)	(0.62)	(0.57)	(0.56)	(0.90)
Return of capital	—	(0.21)	(0.31)	(0.34)	—
Total distributions	(0.91)	(0.83)	(0.88)	(0.90)	(0.90)
Net asset value per common share, end of period	$12.66	$13.15	$13.25	$11.51	$13.28
Market value per common share, end of period	$11.06	$11.59	$12.40	$9.97	$12.07
Total return at net asset value(b)	4.44%	6.33%	24.21%	(6.03)%	3.29%
Total return at market value(c)	3.52%	0.14%	34.20%	(10.44)%	0.57%
Net assets applicable to common shares, end of period (000’s omitted)	$937,973	$974,593	$981,758	$853,086	$983,798
Portfolio turnover rate(d)	69%	89%	87%	88%	103%

44	Invesco Dynamic Credit Opportunities Fund

							Year Ended		Year Ended
	Years ended February 28,						February 29,		February 28,
	2019		2018		2017		2016		2015
Ratios/supplemental data based on average net assets applicable to common shares outstanding:
Ratio of expenses:
With fee waivers and/or expense reimbursements	3.50	%(e)(f)	3.07	%(f)	2.78	%(f)	2.68	%(f)	2.52	%(f)
With fee waivers and/or expense reimbursements excluding interest, facilities and maintenance fees	1.97	%(e)	1.96%		1.94%		2.01%		1.96%
Without fee waivers and/or expense reimbursements	3.50	%(e)	3.07%		2.78%		2.68%		2.52%
Ratio of net investment income to average net assets	4.72	%(e)	5.45%		6.98%		7.61%		6.72%
Senior securities:
Total amount of preferred shares outstanding (000’s omitted)	$125,000		$75,000		$125,000		$125,000		$125,000
Asset coverage per $1,000 unit of senior indebtedness(g)	$4,249		$3,725		$4,513		$4,691		$4,071
Total borrowings (000’s omitted)	$327,000		$385,000		$315,000		$265,000		$361,000
Asset coverage per preferred share(h)	$850,378		$1,398,919		$885,323		$782,469		$887,038
Liquidating preference per preferred share	$100,000		$100,000		$100,000		$100,000		$100,000

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust’s dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated. Not annualized for periods less than one year, if applicable.

(d)	Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets applicable to common shares (000’s omitted) of $960,720.
(f)	Includes fee waivers which were less than 0.005% per share.
(g)

Calculated by subtracting the Fund’s total liabilities (not including preferred shares, at liquidation value and borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

(h)

Calculated by subtracting the Fund’s total liabilities (not including the preferred shares, at liquidation value) from the Fund’s total assets and dividing by the total number of preferred shares outstanding.

45	Invesco Dynamic Credit Opportunities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Invesco Dynamic Credit Opportunities Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Dynamic Credit Opportunities Fund (the “Fund”) as of February 28, 2019, the related statements of operations and cash flows for the year ended February 28, 2019, the statement of changes in net assets for each of the two years in the period ended February 28, 2019, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2019, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2019 and the financial highlights for each of the five years in the period ended February 28, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

April 29, 2019

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

46                         Invesco Dynamic Credit Opportunities Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement. The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2019:

Federal and State Income Tax
Qualified Dividend Income*	2.34%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Qualified Interest Income**	70.00%

**	The above percentage is based on income dividends paid to shareholders during the Fund’s fiscal year.

47                         Invesco Dynamic Credit Opportunities Fund

Trustees and Officers

The address of each trustee and officer is 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. Generally, each trustee serves for a three year term or until his or her successor has been duly elected and qualified, and each officer serves for a one year term or until his or her successor has been duly elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons

Martin L. Flanagan[1] — 1960 Trustee and Vice Chair	2014

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None

Philip A. Taylor[2] — 1954 Trustee	2014

Vice Chair, Invesco Ltd.; Director, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, The Invesco Funds

Formerly: Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./ Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Dynamic Credit Opportunities Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2014	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)

David C. Arch — 1945 Trustee	2007	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields — 1952 Trustee	2014	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None

Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)

Anthony J. LaCava, Jr. — 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank and Managing Partner, KPMG LLP	158	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; KPMG LLP

Prema Mathai-Davis — 1950 Trustee	2014	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	158	None

Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)

Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas

Raymond Stickel, Jr. — 1944 Trustee	2014	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None

Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None

Christopher L. Wilson — 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2                         Invesco Dynamic Credit Opportunities Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers

Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2010

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2014	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A

Andrew R. Schlossberg — 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management) and Invesco UK Limited; Director, President and Chairman, Invesco Insurance Agency, Inc.; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited

Formerly: Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

John M. Zerr — 1962 Senior Vice President	2010	Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Invesco Canada Funds Advisory Board Member; Director, President Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)	N/A	N/A

T-3                         Invesco Dynamic Credit Opportunities Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)

		Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self- Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A

Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2010

Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer — Pooled Investments, Invesco Capital Management LLC

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2010

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A

Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A

Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

Office of the Fund 1555 Peachtree Street, N.E. Atlanta, GA 30309	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Investment Sub-Adviser Invesco Senior Secured Management, Inc. 1166 Avenue of the Americas New York, NY 10036	Transfer Agent Computershare Trust Company, N.A. 250 Royall Street Canton, MA 02021

Invesco Asset Management Limited Perpetual Park Perpetual Park Drive Henley-on-Thames Oxfordshire RG9 1HH United Kingdom

T-4                         Invesco Dynamic Credit Opportunities Fund

Correspondence information

Send general correspondence to Computershare Trust Company, N.A., P.O. Box 505000, Louisville, KY 40233-5000.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/us. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov. The SEC file number for the Fund is shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 341 2929 or at invesco.com/proxy guidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. In addition, this information is available on the SEC website at sec.gov.

SEC file number: 811-22043	VK-CE-DCO-AR-1 04252019 1148

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are David C. Arch, Bruce L. Crockett, Cynthia Hostetler, Anthony J. LaCava, Jr., Teresa M. Ressel, Raymond Stickel, Jr. and Robert C. Troccoli. David C. Arch, Bruce L. Crockett, Cynthia Hostetler, Anthony J. LaCava, Jr., Teresa M. Ressel, Raymond Stickel, Jr. and Robert Troccoli are “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

PricewaterhouseCoopers LLP (“PwC”) informed the Trust that it has identified an issue related to its independence under Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the Loan Rule). The Loan Rule prohibits accounting firms, such as PricewaterhouseCoopers LLP, from being deemed independent if they have certain financial relationships with their audit clients or certain affiliates of those clients. The Trust is required under various securities laws to have its financial statements audited by an independent accounting firm.

The Loan Rule specifically provides that an accounting firm would not be independent if it or certain affiliates and covered persons receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities (referred to as a “more than ten percent owner”). For purposes of the Loan Rule, audit clients include the Funds as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd. (collectively, the Invesco Fund Complex). PricewaterhouseCoopers LLP informed the Trust it and certain affiliates and covered persons have relationships with lenders who hold, as record owner, more than ten percent of the shares of certain funds within the Invesco Fund Complex.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to the audit independence issue described above. In that letter, the SEC confirmed that it would not recommend enforcement action against a fund that relied on audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. On May 2, 2018, the SEC proposed amendments to the Loan Rule that, if adopted as proposed, would address many of the issues that led to issuance of the no-action letter. In connection with prior independence determinations, PricewaterhouseCoopers LLP communicated, as contemplated by the no-action letter, that it believes that it remains objective and impartial and that a reasonable investor possessing all the facts would conclude that PricewaterhouseCoopers LLP is able to exhibit the requisite objectivity and impartiality to report on the Funds’ financial statements as the independent registered public accounting firm. PricewaterhouseCoopers LLP also represented that it has complied with PCAOB Rule 3526(b)(1) and (2), which are conditions to the Funds relying on the no action letter, and affirmed that it is an independent accountant within the meaning of PCAOB Rule 3520. Therefore, the Adviser, the Funds and PricewaterhouseCoopers LLP concluded that PricewaterhouseCoopers LLP could continue as the Funds’ independent registered public accounting firm. The Invesco Fund Complex relied upon the no-action letter in reaching this conclusion.

If in the future the independence of PricewaterhouseCoopers LLP is called into question under the Loan Rule by circumstances that are not addressed in the SEC’s no-action letter, the Funds will need to take other action in order for the Funds’ filings with the SEC containing financial statements to be deemed compliant with applicable securities laws. Such additional actions could result in additional costs, impair the ability of the Funds to issue new shares or have other material adverse effects on the Funds. The SEC no-action relief was initially set to expire 18 months from issuance but has been extended by the SEC without an expiration date, except that the no-action letter will be withdrawn upon the effectiveness of any amendments to the Loan Rule designed to address the concerns expressed in the letter.

PwC advised the Registrant’s Audit Committee that PwC had identified two matters for consideration under the SEC’s auditor independence rules. PwC stated that a PwC manager and a PwC Senior Manager each held financial interests in investment companies within the Invesco Fund complex that were inconsistent with the requirements of Rule 2-01(c)(1) of Regulation S-X.

PwC advised the Audit Committee that it believes its objectivity and impartiality had not been adversely affected by these matters as they related to the audit of the Registrant. In reaching this conclusion, PwC noted, among other things, that during the time of its audit, the engagement team was not aware of the investments, neither individual was in the chain of command of the audit or the audit partners of Invesco or the affiliate of the Registrant, the services each individual provided were not relied upon by the audit engagement team with respect to the audit of the affiliate of the Registrant and the investments were not material to the net worth of either individual or their immediate family members.

Additionally, PWC advised the Registrant’s Audit Committee that PwC had identified one matter for consideration under the SEC’s auditor independence rules. PwC stated that a PwC Director held a financial interest in an investment company within the Invesco Fund Complex that was inconsistent with the requirements of Rule 2-01(c)(1)(i)(A) of Regulation S-X. PwC advised the Audit Committee that it believes its objectivity and impartiality had not been adversely affected by this matter as they related to the audit of Registrant. In reaching this conclusion, PwC noted, among other things, the engagement team was not aware of the investment, the PwC Director was not in the chain of command of the audit or audit partners of Invesco, the services provided by the individual were not relied upon by the audit engagement team with respect to the audit of the Registrant and the investment was not material to the net worth of the individual or his immediate family members.

(a) to (d)

Fees Billed by PwC Related to the Registrant

PwC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2019	Fees Billed for Services Rendered to the Registrant for fiscal year end 2018
Audit Fees	$78,075	$72,775
Audit-Related Fees	$0	$0
Tax Fees(1)	$5,075	$5,645
All Other Fees	$0	$0

Total Fees	$83,150	$78,420

(g) PwC billed the Registrant aggregate non-audit fees of $5,075 for the fiscal year ended 2019, and $5,645 for the fiscal year ended 2018, for non-audit services rendered to the Registrant.

(1)

Tax Fees for the fiscal year end February 28, 2019 includes fees billed for reviewing tax returns and/or services related to tax compliance. Tax Fees for fiscal year end February 28, 2018 included fees billed for reviewing tax returns and/or services related to tax compliance.

Fees Billed by PwC Related to Invesco and Invesco Affiliates

PwC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2019 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2018 That Were Required to be Pre-Approved by the Registrant’s Audit Committee
Audit-Related Fees(1)	$690,000	$662,000
Tax Fees	$0	$0
All Other Fees(2)	$0	$611,000

Total Fees	$690,000	$1,273,000

(1)

Audit-Related Fees for the year end 2019 include fees billed related to reviewing controls at a service organization. Audit-Related Fees for the year end 2018 included fees billed related to reviewing controls at a service organization.

(2)

All Other Fees for the year end 2018 included fees billed related to the assessments for certain of the company’s risk management tools, current state analysis against regulatory requirements and identification of structural and organizational alternatives, informed by industry practices, for certain of the company’s administrative activities and functions.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exception under Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Including the fees for services not required to be pre-approved by the registrant’s audit committee, PwC billed Invesco and Invesco Affiliates aggregate non-audit fees of $4,240,000 for the fiscal year ended February 28, 2019, and $4,101,000 for the fiscal year ended February 28, 2018, for non-audit services rendered to Invesco and Invesco Affiliates.

PwC provided audit services to the Investment Company complex of approximately $25 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PwC’s independence.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended March 29, 2017

I.	Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.	Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor

[1]	Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

III.	General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

IV.	Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.	Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds.

VI.	Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.	Delegation

The Audit Committee hereby delegates, subject to the dollar limitations set forth below, specific authority to its Chair, or in his or her absence, Vice Chair, to pre-approve audit and non-audit services proposed to be provided by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement, between Audit Committee meetings. Such delegation does not preclude the Chair or Vice Chair from declining, on a case by case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, the Audit Committee must pre-approve: (a) any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000; (b) any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000; or (c) any cost increase to any previously approved service or engagement that exceeds the greater of $250,000 or 50% of the previously approved fees up to a maximum increase of $500,000.

VIII.	Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX.	Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

•	Management functions;

•	Human resources;

•	Broker-dealer, investment adviser, or investment banking services ;

•	Legal services;

•	Expert services unrelated to the audit;

•	Any service or product provided for a contingent fee or a commission;

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;

•	Tax services for persons in financial reporting oversight roles at the Fund; and

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client;

•	Financial information systems design and implementation;

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

•	Actuarial services; and

•	Internal audit outsourcing services.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a)

The registrant has a separately-designed standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. Members of the audit committee are: David C. Arch, Bruce L. Crockett, Cynthia Hostetler, Anthony J. LaCava, Jr., Teresa M. Ressel, Raymond Stickel, Jr. and Robert C. Troccoli.

(b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Invesco’s Policy Statement on Global Corporate Governance and Proxy Voting

I.	Guiding Principles and Philosophy

Public companies hold shareholder meetings, attended by the company’s executives, directors, and shareholders, during which important issues, such as appointments to the company’s board of directors, executive compensation, and auditors, are addressed and where applicable, voted on. Proxy voting gives shareholders the opportunity to vote on issues that impact the company’s operations and policies without being present at the meetings.

Invesco views proxy voting as an integral part of its investment management responsibilities and believes that the right to vote proxies should be managed with the same high standards of care and fiduciary duty to its clients as all other elements of the investment process. Invesco’s proxy voting philosophy, governance structure and process are designed to ensure that proxy votes are cast in accordance with clients’ best interests, which Invesco interprets to mean clients’ best economic interests, this Policy and the operating guidelines and procedures of Invesco’s regional investment centers.

Invesco investment teams vote proxies on behalf of Invesco-sponsored funds and non-fund advisory clients that have explicitly granted Invesco authority in writing to vote proxies on their behalf.

The proxy voting process at Invesco, which is driven by investment professionals, focuses on maximizing long-term value for our clients, protecting clients’ rights and promoting governance structures and practices that reinforce the accountability of corporate management and boards of directors to shareholders. Invesco takes a nuanced approach to voting and, therefore, many matters to be voted upon are reviewed on a case by case basis.

Votes in favor of board or management proposals should not be interpreted as an indication of insufficient consideration by Invesco fund managers. Such votes may reflect the outcome of past or ongoing engagement and active ownership by Invesco with representatives of the companies in which we invest.

II.	Applicability of this Policy

This Policy sets forth the framework of Invesco’s corporate governance approach, broad philosophy and guiding principles that inform the proxy voting practices of Invesco’s investment teams around the world. Given the different nature of these teams and their respective investment processes, as well as the significant differences in regulatory regimes and market practices across jurisdictions, not all aspects of this Policy may apply to all Invesco investment teams at all times. In the case of a conflict between this Policy and the operating guidelines and procedures of a regional investment center the latter will control.

III.	Proxy Voting for Certain Fixed Income, Money Market Accounts and Index

For proxies held by certain client accounts managed in accordance with fixed income, money market and index strategies (including exchange traded funds), Invesco will typically vote in line with the majority holder of the active-equity shares held by Invesco outside of those strategies (“Majority Voting”). In this manner Invesco seeks to leverage the active-equity expertise and comprehensive proxy voting reviews conducted by teams employing active-equity strategies, which typically incorporate analysis of proxy issues as a core component of the investment process. Portfolio managers for accounts employing Majority Voting still retain full discretion to override Majority Voting and to vote the shares as they determine to be in the best interest of those accounts, absent certain types of conflicts of interest, which are discussed elsewhere in this Policy.

IV.	Conflicts of Interest

There may be occasions where voting proxies may present a real or perceived conflict of interest between Invesco, as investment manager, and one or more of Invesco’s clients or vendors. Under Invesco’s Code of Conduct, Invesco entities and individuals are strictly prohibited from putting personal benefit, whether tangible or intangible, before the interests of clients. “Personal benefit” includes any intended benefit for Invesco, oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for the relevant Invesco client.

Firm-level Conflicts of Interest

A conflict of interest may exist if Invesco has a material business relationship with, or is actively soliciting business from, either the company soliciting a proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote (e.g., issuers that are distributors of Invesco’s products, or issuers that employ Invesco to manage portions of their retirement plans or treasury accounts). Invesco’s proxy governance team maintains a list of all such issuers for which a conflict of interest exists.

If the proposal that gives rise to the potential conflict is specifically addressed by this Policy or the operating guidelines and procedures of the relevant regional investment center, Invesco generally will vote the proxy in accordance therewith. Otherwise, based on a majority vote of its members, the Global IPAC (as described below) will vote the proxy.

Because this Policy and the operating guidelines and procedures of each regional investment center are pre-determined and crafted to be in the best economic interest of clients, applying them to vote client proxies should, in most instances, adequately resolve any potential conflict of interest. As an additional safeguard, persons from Invesco’s marketing, distribution and other customer-facing functions may not serve on the Global IPAC. For the avoidance of doubt, Invesco may not consider Invesco Ltd.’s pecuniary interest when voting proxies on behalf of clients.

Personal Conflicts of Interest

A conflict also may exist where an Invesco employee has a known personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships.

All Invesco personnel with proxy voting responsibilities are required to report any known personal conflicts of interest regarding proxy issues with which they are involved. In such instances, the individual(s) with the conflict will be excluded from the decision-making process relating to such issues.

Other Conflicts of Interest

To avoid any appearance of a conflict of interest, Invesco will not vote proxies issued by, or related to matters involving, Invesco Ltd. that may be held in client accounts from time to time.1 Shares of

[1]

Generally speaking, Invesco does not invest for its clients in the shares of Invesco Ltd., however, limited exceptions apply in the case of funds or accounts designed to track an index that includes Invesco Ltd. as a component.

an Invesco-sponsored fund held by other Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund.

V.	Use of Third-Party Proxy Advisory Services

Invesco may supplement its internal research with information from third-parties, such as proxy advisory firms. However, Invesco generally retains full and independent discretion with respect to proxy voting decisions.

As part of its fiduciary obligation to clients, Invesco performs extensive initial and ongoing due diligence on the proxy advisory firms it engages. This includes reviews of information regarding the capabilities of their research staffs and internal controls, policies and procedures, including those relating to possible conflicts of interest. In addition, Invesco regularly monitors and communicates with these firms and monitors their compliance with Invesco’s performance and policy standards.

VI.	Global Proxy Voting Platform and Administration

Guided by its philosophy that investment teams should manage proxy voting, Invesco has created the Global Invesco Proxy Advisory Committee (“Global IPAC”). The Global IPAC is a global investments-driven committee comprised of representatives from various investment management teams and Invesco’s Global Head of Proxy Governance and Responsible Investment (“Head of Proxy Governance”). The Global IPAC provides a forum for investment teams to monitor, understand and discuss key proxy issues and voting trends within the Invesco complex. Absent a conflict of interest, the Global IPAC representatives, in consultation with the respective investment team, are responsible for voting proxies for the securities the team manages (unless such responsibility is explicitly delegated to the portfolio managers of the securities in question) In addition to the Global IPAC, for some clients, third parties (e.g., U.S. mutual fund boards) provide oversight of the proxy process. The Global IPAC and Invesco’s proxy administration and governance team, compliance and legal teams regularly communicate and review this Policy and the operating guidelines and procedures of each regional investment center to ensure that they remain consistent with clients’ best interests, regulatory requirements, governance trends and industry best practices.

Invesco maintains a proprietary global proxy administration platform, known as the “fund manager portal” and supported by the Head of Proxy Governance and a dedicated team of internal proxy specialists. The platform streamlines the proxy voting and ballot reconciliation processes, as well as related functions, such as share blocking and managing conflicts of interest issuers. Managing these processes internally, as opposed to relying on third parties, gives Invesco greater quality control, oversight and independence in the proxy administration process.

The platform also includes advanced global reporting and record-keeping capabilities regarding proxy matters that enable Invesco to satisfy client, regulatory and management requirements. Historical proxy voting information, including commentary by investment professionals regarding the votes they cast, where applicable, is stored to build institutional knowledge across the Invesco complex with respect to individual companies and proxy issues. Certain investment teams also use the platform to access third-party proxy research.

VII.	Non-Votes

In the great majority of instances, Invesco can vote proxies successfully. However, in certain circumstances Invesco may refrain from voting where the economic or other opportunity costs of voting exceeds any anticipated benefits of that proxy proposal. In addition, there may be instances in which Invesco is unable to vote all of its clients’ proxies despite using commercially reasonable efforts to do so. For example:

•

Invesco may not receive proxy materials from the relevant fund or client custodian with sufficient time and information to make an informed independent voting decision. In such cases, Invesco may choose not to vote, to abstain from voting, to vote in line with management or to vote in accordance with proxy advisor recommendations. These matters are left to the discretion of the fund manager.

•

If the security in question is on loan as part of a securities lending program, Invesco may determine that the benefit to the client of voting a particular proxy is outweighed by the revenue that would be lost by terminating the loan and recalling the securities.

•

In some countries the exercise of voting rights imposes temporary transfer restrictions on the related securities (“share blocking”). Invesco generally refrains from voting proxies in share-blocking countries unless Invesco determines that the benefit to the client(s) of voting a specific proxy outweighs the client’s temporary inability to sell the security.

•

Some companies require a representative to attend meetings in person to vote a proxy. In such cases, Invesco may determine that the costs of sending a representative or signing a power-of-attorney outweigh the benefit of voting a particular proxy.

VIII.	Proxy Voting Guidelines

The following guidelines describe Invesco’s general positions on various common proxy voting issues. This list is not intended to be exhaustive or prescriptive. As noted above, Invesco’s proxy process is investor-driven, and each fund manager retains ultimate discretion to vote proxies in the manner they deem most appropriate, consistent with Invesco’s proxy voting principles and philosophy discussed in Sections I through IV. Individual proxy votes therefore will differ from these guidelines from time to time.

Invesco generally affords management discretion with respect to the operation of a company’s business, and will generally support a board’s discretion on proposals relating to ordinary business practices and routine matters, unless there is insufficient information to decide about the nature of the proposal.

Invesco generally abstains from voting on or opposes proposals that are “bundled” or made contingent on each other (e.g., proposals to elect directors and approve compensation plans) where there is insufficient information to decide about the nature of the proposals.

A.	Shareholder Access and Treatment of Shareholder Proposals – General

Invesco reviews on a case by case basis but generally votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action, and proposals to promote the adoption of generally accepted best practices in corporate governance, provided that such proposals would not require a disproportionate amount of management attention or corporate resources or otherwise that may inappropriately disrupt the company’s business and main purpose, usually set out in their reporting disclosures and business model. Likewise, Invesco reviews on a case by case basis but generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate governance standards indicate that such additional protections are warranted (for example, where minority shareholders’ rights are not adequately protected).

B.	Environmental, Social and Corporate Responsibility Issues

Invesco believes that a company’s long-term response to environmental, social and corporate responsibility issues can significantly affect its long-term shareholder value. We recognize that to manage a corporation effectively, directors and management may consider not only the interests of shareholders, but also the interests of employees, customers, suppliers, creditors and the local community, among others. While Invesco generally affords management discretion with respect to the operation of a company’s business, Invesco generally will evaluate proposals relating to environmental, social and corporate responsibility issues on a case by case basis and will vote on those proposals in a manner intended to maximize long-term shareholder value. Invesco may choose, however, to abstain on voting on proposals relating to environmental, social and corporate responsibility issues.

Invesco reviews on a case by case basis but generally supports the following proposals relating to these issues:

•	Gender pay gap proposals

•	Political contributions disclosure/political lobbying disclosure/political activities and action

•	Data security, privacy, and internet issues

•	Report on climate change/climate change action

•	Gender diversity on public boards

C.	Capitalization Structure Issues

i.	Stock Issuances

Invesco generally supports a board’s decisions about the need for additional capital stock to meet ongoing corporate needs, except where the request could adversely affect Invesco clients’ ownership stakes or voting rights. Some capitalization proposals, such as those to authorize common or preferred stock with special voting rights or to issue additional stock in connection with an acquisition, may require additional analysis. Invesco generally opposes proposals to issue additional stock without preemptive rights, as those issuances do not permit shareholders to share proportionately in any new issues of stock of the same class. Invesco generally opposes proposals to authorize classes of preferred stock with unspecified voting, conversion, dividend or other rights (“blank check” stock) when they appear to be intended as an anti-takeover mechanism; such issuances may be supported when used for general financing purposes.

ii.	Stock Splits

Invesco generally supports a board’s proposal to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given the company’s industry and performance in terms of shareholder returns.

iii.	Share Repurchases

Invesco generally supports a board’s proposal to institute open-market share repurchase plans only if all shareholders participate on an equal basis.

D.	Corporate Governance Issues

i.	General

Invesco reviews on a case by case basis but generally supports the following proposals related to governance matters:

•	Adopt proxy access right

•	Require independent board chairperson

•	Provide right to call special meetings

•	Provide right to act by written consent

•	Submit shareholder rights plan (poison pill) to shareholder vote

•	Reduce supermajority vote requirement

•	Remove antitakeover provisions

•	Declassify the board of directors

•	Require a majority vote for election of directors

•	Require majority of independent directors on the board

•	Approve executive appointment

•	Adopt exclusive forum provision

Invesco generally supports a board’s discretion to amend a company’s articles concerning routine matters, such as formalities relating to shareholder meetings. Invesco generally opposes non-routine amendments to a company’s articles if any of the proposed amendments would limit shareholders’ rights or there is insufficient information to decide about the nature of the proposal.

ii.	Board of Directors

1. Director Nominees in Uncontested Elections

Subject to the other considerations described below, in an uncontested director election for a company without a controlling shareholder, Invesco generally votes in favor of the director slate if it is comprised of at least a majority of independent directors and if the board’s key committees are fully independent, effective and balanced. Key committees include the audit, compensation/remuneration and governance/nominating committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.

2. Director Nominees in Contested Elections

Invesco recognizes that short-term investment sentiments influence the corporate governance landscape and may influence companies in Invesco clients’ portfolios and more broadly across the market. Invesco recognizes that short-term investment sentiment may conflict with long-term value creation and as such looks at each proxy contest matter on a case by case basis, considering factors such as:

•	Long-term financial performance of the company relative to its industry,

•	Management’s track record,

•	Background to the proxy contest,

•	Qualifications of director nominees (both slates),

•	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met, and

•	Stock ownership positions in the company.

3. Director Accountability

Invesco generally withholds votes from directors who exhibit a lack of accountability to shareholders. Examples include, without limitation, poor attendance (less than 75%, absent extenuating circumstances) at meetings, director “overboarding” (as described below), failing to implement shareholder proposals that have received a majority of votes and/or by adopting or approving egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. Invesco generally supports shareholder proposals relating to the competence of directors that are in the best interest of the company’s performance and the interest of its shareholders. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions such as so-called “clawback” provisions.

Invesco generally withholds votes from directors who serve on an excessive number of boards of directors (“overboarding”). Examples of overboarding may include when (i) a non-executive director is sitting on more than six public company boards, and (ii) a CEO is sitting on the board of more than two public companies besides the CEO’s own company, excluding the boards of majority-owned subsidiaries of the parent company.

4. Director Independence

Invesco generally supports proposals to require a majority of directors to be independent unless particular circumstances make this not feasible or in the best interests of shareholders. We generally vote for proposals that would require the board’s audit, compensation/remuneration, and/or governance/nominating committees to be composed exclusively of independent directors since this minimizes the potential for conflicts of interest.

5. Director Indemnification

Invesco recognizes that individuals may be reluctant to serve as corporate directors if they are personally liable for all related lawsuits and legal costs. As a result, reasonable limitations on directors’ liability can benefit a company and its shareholders by helping to attract and retain qualified directors while preserving recourse for shareholders in the event of misconduct by directors. Accordingly, unless there is insufficient information to make a decision about the nature of the proposal, Invesco will generally support a board’s discretion regarding proposals to limit directors’ liability and provide indemnification and/or exculpation, provided that the arrangements are limited to the director acting honestly and in good faith with a view to the best interests of the company and, in criminal matters, are limited to the director having reasonable grounds for believing the conduct was lawful.

6. Separate Chairperson and CEO

Invesco evaluates these proposals on a case by case basis, recognizing that good governance requires either an independent chair or a qualified, proactive, and lead independent director.

Voting decisions may consider, among other factors, the presence or absence of:

•	a designated lead director, appointed from the ranks of the independent board members, with an established term of office and clearly delineated powers and duties;

•	a majority of independent directors;

•	completely independent key committees;

•	committee chairpersons nominated by the independent directors;

•	CEO performance reviewed annually by a committee of independent directors; and

•	established governance guidelines.

7. Majority/Supermajority/Cumulative Voting for Directors

The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco generally votes in favor of proposals to elect directors by a majority vote. Except in cases where required by law in the jurisdiction of incorporation or when a company has adopted formal governance principles that present a meaningful alternative to the majority voting standard, Invesco generally votes against actions that would impose any supermajority voting requirement, and generally supports actions to dismantle existing supermajority requirements.

The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco generally opposes such proposals as unnecessary where the company has adopted a majority voting standard. However, Invesco generally supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

8. Staggered Boards/Annual Election of Directors

Invesco generally supports proposals to elect each director annually rather than electing directors to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

9. Board Size

Invesco believes that the number of directors is an important factor to consider when evaluating the board’s ability to maximize long-term shareholder value. Invesco approaches proxies relating to board size on a case by case basis but generally will defer to the board with respect to determining the optimal number of board members, provided that the proposed board size is sufficiently large to represent shareholder interests and sufficiently limited to remain effective.

10. Director Term Limits and Retirement Age

Invesco believes it is important for a board of directors to examine its membership regularly with a view to ensuring that the company continues to benefit from a diversity of director viewpoints and experience. We generally believe that an individual board’s nominating committee is best positioned to determine whether director term limits would be an appropriate measure to help achieve these goals and, if so, the nature of such limits. Invesco generally opposes proposals to limit the tenure of outside directors through mandatory retirement ages.

iii. Audit Committees and Auditors

1. Qualifications of Audit Committee and Auditors

Invesco believes a company’s Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company’s Audit Committee, or when ratifying a company’s auditors, Invesco considers the past performance of the Audit Committee and holds its members accountable for the quality of the company’s financial statements and reports.

2. Auditor Indemnifications

A company’s independent auditors play a critical role in ensuring and attesting to the integrity of the company’s financial statements. It is therefore essential that they perform their work in accordance with the highest standards. Invesco generally opposes proposals that would limit the liability of or indemnify auditors because doing so could serve to undermine this obligation.

3. Adequate Disclosure of Auditor Fees

Understanding the fees earned by the auditors is important for assessing auditor independence. Invesco’s support for the re-appointment of the auditors will take into consideration the availability of adequate disclosure concerning the amount and nature of audit versus non-audit fees. Invesco generally will support proposals that call for this disclosure if it is not already being made.

E.	Remuneration and Incentives

Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce management and employees of portfolio companies to create greater shareholder wealth. Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of the client’s investment.

i. Independent Compensation/Remuneration Committee

Invesco believes that an independent, experienced and well-informed compensation/remuneration committee is critical to ensuring that a company’s remuneration practices align with shareholders’ interests and, therefore, generally supports proposals calling for a compensation/remuneration committee to be comprised solely of independent directors.

ii. Advisory Votes on Executive Compensation

Invesco believes that an independent compensation/remuneration committee of the board, with input from management, is generally best positioned to determine the appropriate components and levels of executive compensation, as well as the appropriate frequency of related shareholder advisory votes. This is particularly the case where shareholders can express their views on remuneration matters through annual votes for or against the election of the individual directors who comprise the compensation/remuneration committee. Invesco, therefore, generally will support management’s recommendations regarding the components and levels of executive compensation and the frequency of shareholder advisory votes on executive compensation. However, Invesco will vote against such recommendations where Invesco determines that a company’s executive remuneration policies are not properly aligned with shareholder interests or may create inappropriate incentives for management.

iii. Equity Based Compensation Plans

Invesco generally votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include, without limitation, the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability to replenish shares automatically without shareholder approval.

iv. Severance Arrangements

Invesco considers proposed severance arrangements (sometimes known as “golden parachute” arrangements) on a case-by-case basis due to the wide variety among their terms. Invesco acknowledges that in some cases such arrangements, if reasonable, may be in shareholders’ best interests as a method of attracting and retaining high quality executive talent. Invesco generally votes in favor of proposals requiring advisory shareholder ratification of senior executives’ severance agreements while generally opposing proposals that require such agreements to be ratified by shareholders in advance of their adoption.

v. “Claw Back” Provisions

Invesco generally supports so called “claw back” policies intended to recoup remuneration paid to senior executives based upon materially inaccurate financial reporting (as evidenced by later restatements) or fraudulent accounting or business practices.

vi. Employee Stock Purchase Plans

Invesco generally supports employee stock purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock represents a reasonable discount from the market price.

F. Anti-Takeover Defenses

Measures designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they have the potential to create conflicts of interests among directors, management and shareholders. Such measures include adopting or renewing shareholder rights plans (“poison pills”), requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. In determining whether to support a proposal to add, eliminate or restrict anti-takeover measures, Invesco will examine the elements of the proposal to assess the degree to which it would adversely affect shareholder rights of adopted. Invesco generally supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote, as well as the following proposals:

•	Provide right to act by written consent

•	Provide right to call special meetings

•	Adopt fair price provision

•	Approve control share acquisition

Invesco generally opposes payments by companies to minority shareholders intended to dissuade such shareholders from pursuing a takeover or another change (sometimes known as “greenmail”) because these payments result in preferential treatment of some shareholders over others.

Companies occasionally require shareholder approval to engage in certain corporate actions or transactions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations. Invesco generally determines its votes for these types of corporate actions after a careful evaluation of the proposal. Generally, Invesco will support proposals to approve different types of restructurings that provide the necessary financing to save the company from involuntary bankruptcy. However, Invesco will generally oppose proposals to change a company’s corporate form or to “go dark” (i.e., going private transactions) without shareholder approval.

Reincorporation involves re-establishing the company in a different legal jurisdiction. Invesco generally will vote for proposals to reincorporate a company if the board and management have demonstrated sound financial or business reasons for the move. Invesco generally will oppose proposals to reincorporate if they are solely part of an anti-takeover defense or intended to limit directors’ liability.

Invesco will generally support proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

PROXY VOTING GUIDELINES

Applicable to	All Advisory Clients, including the Invesco Funds

Risk Addressed by the Guidelines	Breach of fiduciary duty to client under Investment Advisers Act of 1940 by placing Invesco’s interests ahead of client’s best interests in voting proxies

Relevant Law and Other Sources	U.S. Investment Advisers Act of 1940, as amended

Last ☒ Reviewed ☒ Revised by Compliance for Accuracy	April 19, 2016

Guideline Owner	U.S. Compliance and Legal

Policy Approver	Invesco Advisers, Inc., Invesco Funds Board

Approved/Adopted Date	May 3-4, 2016

The following guidelines apply to all institutional and retail funds and accounts that have explicitly authorized Invesco Advisers, Inc. (“Invesco”) to vote proxies associated with securities held on their behalf (collectively, “Clients”).

A. INTRODUCTION

Invesco Ltd. (“IVZ”), the ultimate parent company of Invesco, has adopted a global policy statement on corporate governance and proxy voting (the “Invesco Global Proxy Policy”). The policy describes IVZ’s views on governance matters and the proxy administration and governance approach. Invesco votes proxies by using the framework and procedures set forth in the Invesco Global Proxy Policy, while maintaining the Invesco-specific guidelines described below.

B. PROXY VOTING OVERSIGHT: THE MUTUAL FUNDS’ BOARD OF TRUSTEES

In addition to the Global Invesco Proxy Advisory Committee, the Invesco mutual funds’ board of trustees provides oversight of the proxy process through quarterly reporting and an annual in-person presentation by Invesco’s Global Head of Proxy Governance and Responsible Investment.

C. USE OF THIRD PARTY PROXY ADVISORY SERVICES

Invesco has direct access to third-party proxy advisory analyses and recommendations (currently provided by Glass Lewis (“GL”) and Institutional Shareholder Services, Inc. (“ISS”)), among other research tools, and uses the information gleaned from those sources to make independent voting decisions.

Invesco’s proxy administration team performs extensive initial and ongoing due diligence on the proxy advisory firms that it engages. When deemed appropriate, representatives from the proxy advisory firms are asked to deliver updates directly to the mutual funds’ board of trustees. Invesco conducts semi-annual, in-person policy roundtables with key heads of research from ISS and GL to ensure transparency, dialogue and engagement with the firms. These meetings provide Invesco with an opportunity to assess the firms’ capabilities, conflicts of interest and service levels, as well as provide investment professionals with direct insight into the advisory firms’ stances on key governance and proxy topics and their policy framework/methodologies. Invesco’s proxy administration team also reviews the annual SSAE 16 reports for, and the periodic proxy guideline updates published by, each proxy advisory firm to ensure that their guidelines remain consistent with Invesco’s policies and procedures. Furthermore, each proxy advisory firm completes an annual due diligence questionnaire submitted by Invesco, and Invesco conducts on-site due diligence at each firm, in part to discuss their responses to the questionnaire.

If Invesco becomes aware of any material inaccuracies in the information provided by ISS or GL, Invesco’s proxy administration team will investigate the matter to determine the cause, evaluate the adequacy of the proxy advisory firm’s control structure and assess the efficacy of the measures instituted to prevent further errors.

ISS and GL provide updates to previously issued proxy reports when necessary to incorporate newly available information or to correct factual errors. ISS also has a Feedback Review Board, which provides a mechanism for stakeholders to communicate with ISS about issues related to proxy voting and policy formulation, research, and the accuracy of data contained in ISS reports.

D. PROXY VOTING GUIDELINES

The following guidelines describe Invesco’s general positions on various common proxy issues. The guidelines are not intended to be exhaustive or prescriptive. Invesco’s proxy process is investor-driven, and each portfolio manager retains ultimate discretion to vote proxies in the manner that he or she deems to be the most appropriate, consistent with the proxy voting principles and philosophy discussed in the Invesco Global Proxy Policy. Individual proxy votes therefore will differ from these guidelines from time to time.

I. Corporate Governance

Management teams of companies are accountable to the boards of directors and directors of publicly held companies are accountable to shareholders. Invesco endeavors to vote the proxies of companies in a manner that will reinforce the notion of a board’s accountability. Consequently, Invesco generally votes against any actions that would impair the rights of shareholders or would reduce shareholders’ influence over the board.

The following are specific voting issues that illustrate how Invesco applies this principle of accountability.

Elections of directors

In uncontested director elections for companies that do not have a controlling shareholder, Invesco generally votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards’ key committees are fully independent. Key committees include the audit, compensation and governance or nominating Committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve. Contested director elections are evaluated on a case-by-case basis.

Director performance

Invesco generally withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by adopting or approving egregious corporate-governance or other policies.     In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions, such as so-called “clawback” provisions.

Auditors and Audit Committee members

Invesco believes a company’s audit committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning audit committee. When electing directors who are members of a company’s audit committee, or when ratifying a company’s auditors, Invesco considers the past performance of the committee and holds its members accountable for the quality of the company’s financial statements and reports.

Majority standard in director elections

The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco supports the nascent effort to reform the U.S. convention of electing directors, and generally votes in favor of proposals to elect directors by a majority vote.

Staggered Boards/Annual Election of Directors

Invesco generally supports proposals to elect each director annually rather than electing directors to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

Supermajority voting requirements

Unless required by law in the state of incorporation, Invesco generally votes against actions that would impose any supermajority voting requirement, and generally supports actions to dismantle existing supermajority requirements.

Responsiveness of Directors

Invesco generally withholds votes for directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

Cumulative voting

The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco generally supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

Proxy access

Invesco generally supports shareholders’ nominations of directors in the proxy statement and ballot because it increases the accountability of the board to shareholders. Invesco will generally consider the proposed minimum period of ownership (e.g., three years), minimum ownership percentage (e.g., three percent), limitations on a proponent’s ability to aggregate holdings with other shareholders and the maximum percentage of directors who can be nominated when determining how to vote on proxy access proposals.

Shareholder access

On business matters with potential financial consequences, Invesco generally votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance. Furthermore, Invesco generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate governance standards indicate that such additional protections are warranted.

Exclusive Forum

Invesco generally supports proposals that would designate a specific jurisdiction in company bylaws as the exclusive venue for certain types of shareholder lawsuits in order to reduce costs arising out of multijurisdictional litigation.

II. Compensation and Incentives

Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce management and employees of companies to create greater shareholder wealth. Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of the Client’s investment.

Following are specific voting issues that illustrate how Invesco evaluates incentive plans.

Executive compensation

Invesco evaluates executive compensation plans within the context of the company’s performance under the executives’ tenure. Invesco believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. Invesco views the election of independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company’s compensation practices. Therefore, Invesco generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee’s accountability to shareholders, Invesco generally supports proposals requesting that companies subject each year’s compensation record to an advisory shareholder vote, or so-called “say on pay” proposals.

Equity-based compensation plans

Invesco generally votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability automatically to replenish shares without shareholder approval.

Employee stock-purchase plans

Invesco generally supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

Severance agreements

Invesco generally votes in favor of proposals requiring advisory shareholder ratification of executives’ severance agreements. However, Invesco generally opposes proposals requiring such agreements to be ratified by shareholders in advance of their adoption. Given the vast differences that may occur in these agreements, some severance agreements are evaluated on an individual basis.

III. Capitalization

Examples of management proposals related to a company’s capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco analyzes the company’s stated reasons for the request. Except where the request could adversely affect the Client’s ownership stake or voting rights, Invesco generally supports a board’s decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.

IV. Mergers, Acquisitions and Other Corporate Actions

Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations and the votes for these types of corporate actions are generally determined on a case-by-case basis.

V. Anti-Takeover Measures

Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they potentially create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco generally votes to reduce or eliminate such measures. These measures include adopting or renewing “poison pills”, requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco generally supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.

VI. Environmental, Social and Corporate Responsibility Issues

Invesco believes that a company’s response to environmental, social and corporate responsibility issues and the risks attendant to them can have a significant effect on its long-term shareholder value. Invesco recognizes that to manage a corporation effectively, directors and management must consider not only the interest of shareholders, but also the interests of employees, customers, suppliers and creditors, among others. While Invesco generally affords management discretion with respect to the operation of a company’s business, Invesco will evaluate such proposals on a case-by-case basis and will vote proposals relating to these issues in a manner intended to maximize long-term shareholder value.

VII. Routine Business Matters

Routine business matters rarely have the potential to have a material effect on the economic prospects of Clients’ holdings, so Invesco generally supports a board’s discretion on these items. However, Invesco generally votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco generally votes against proposals to conduct other unidentified business at shareholder meetings.

D. EXCEPTIONS

Client Maintains Right to Vote Proxies

In the case of institutional or sub-advised Clients, Invesco will vote the proxies in accordance with these guidelines and the Invesco Global Proxy Policy, unless the Client retains in writing the right to vote or the named fiduciary of a Client (e.g., the plan sponsor of an ERISA Client) retains in writing the right to direct the plan trustee or a third party to vote proxies.

Voting for Certain Investment Strategies

For cash sweep investment vehicles selected by a Client but for which Invesco has proxy voting authority over the account and where no other Client holds the same securities, Invesco will vote proxies based on ISS recommendations.

Funds of Funds

Some Invesco Funds offering diversified asset allocation within one investment vehicle own shares in other Invesco Funds. A potential conflict of interest could arise if an underlying Invesco Fund has a shareholder meeting with any proxy issues to be voted on, because Invesco’s asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.

F. POLICIES AND VOTE DISCLOSURE

A copy of these guidelines, the Invesco Global Proxy Policy and the voting record of each Invesco Retail Fund are available on Invesco’s web site, www.invesco.com. In accordance with Securities and Exchange Commission regulations, all Invesco Funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year. In the case of institutional and sub-advised Clients, Clients may contact their client service representative to request information about how Invesco voted proxies on their behalf. Absent specific contractual guidelines, such requests may be made on a semi-annual basis.

Henley Investment Centre
UK Stewardship Policy

Contents

Page

03	Introduction

03	What is the UK Stewardship Code?

03	Our compliance with the Stewardship Code

04	Introduction to the principles of the Stewardship Code

05	Principle 1:
Institutional investors should publicly disclose their policy on how they will discharge their stewardship responsibilities.

06	Principle 2:
Institutional investors should have a robust policy on managing conflicts of interest in relation to stewardship and this policy should be publicly disclosed.

07	Principle 3:
Institutional investors should monitor their investee companies.

08	Principle 4:
Institutional investors should establish clear guidelines on when and how they will escalate their activities as a method of protecting and enhancing shareholder value.

09	Principle 5:
Institutional investors should be willing to act collectively with other investors where appropriate

09	Principle 6:
Institutional investors should have a clear policy on voting and disclosure of voting activity

11	Principle 7:
Institutional investors should report periodically on their stewardship and voting activities

11	Further information/useful links

11	Key contact details for matters concerning stewardship

Introduction

This paper describes Invesco’s approach to stewardship in the UK and in particular how our policy and procedures meet the requirements of the Financial Reporting Council’s (FRC) UK Stewardship Code (the Code). Its purpose is to increase understanding of the philosophy, beliefs and practices that drive the Henley Investment Centre’s behaviours as a significant institutional investor in markets around the world.

Invesco’s Henley Investment Centre has supported the development of good governance in the UK and beyond for many years. We are signatories and supporters of the FRC’s Stewardship Code. The Code sets out a number of areas of good practice to which the FRC believes institutional investors should aspire. It also describes steps asset owners can take to protect and enhance the value that accrues to the ultimate beneficiary.

This document is designed to describe how we approach our stewardship responsibilities and how this is consistent with and complies with the Code. It also provides useful links to relevant documents, codes and regulation for those who would like to look further at the broader context of our policy and the Code, as well as our commitment to other initiatives in this area, such as the UN supported Principles for Responsible Investment, of which Invesco is a signatory.

Key contact details are available at the end of this document should you have any questions on any aspect of our stewardship activities.

What is the UK Stewardship Code?

The UK Stewardship Code is a set of principles and guidance for institutional investors which represents current best practice on how they should perform their stewardship duties. The purpose of the Code is to improve the quality of engagement between institutional investors and companies to help improve long-term returns to shareholders and the efficient exercise of governance responsibilities. The Code was published by the FRC in July 2010, was updated in September 2012, and will continue to be overseen by the FRC. Commitment to the Code is on a “comply or explain” basis.

Our compliance with the UK Stewardship Code

Invesco is committed to being a responsible investor. We serve our clients in this space as a trusted partner both on specific responsible investment product strategies as well as part of our commitment to deliver a superior investment experience. Invesco signed the UN sponsored Principles for Responsible Investment (PRI) in 2013 thereby formalising our commitment to responsible investment globally. We achieved an A+ rating in our 2017 PRI assessment for our strategy and governance in responsible investment. This rating demonstrates our extensive efforts in terms of environmental, social and governance (ESG) integration, active ownership, investor collaboration and transparency. The diversity of Invesco means that investment centres and strategies will vary in their approaches to implementation of responsible investment. Global resources both in terms of external research input and a global team of experts underpin and drive this effort alongside our investment centres. Invesco is a signatory to the UK Stewardship Code. The Code sets out seven principles, which support good practice on engagement with investee companies, and to which the FRC believes institutional investors should aspire.

The Henley Investment Centre takes its responsibilities for investing its clients’ money very seriously. As a core part of the investment process, its fund managers will endeavour to establish a dialogue with company management to promote company decision making that is in the best interests of shareholders, and takes into account ESG issues.

Being a major shareholder in a company is more than simply expecting to benefit from its future earnings streams. In the Henley Investment Centre’s view, it is about helping to provide the capital a company needs to grow, about being actively involved in its strategy, when necessary, and helping to ensure that shareholder interests are always at the forefront of management’s thoughts.

We recognize that different asset classes will vary in their approach to implementation of stewardship activities. Where relevant, the fixed interest and multi-asset teams consider ESG elements as part of their investment research.

The Henley Investment Centre primarily defines stewardship as representing the best interests of clients in its fiduciary role as a discretionary asset manager (not asset owner) and as an institutional shareholder. This is considered more appropriate than undertaking the direct management of investee companies, which we believe should always remain the responsibility of the directors and executives of those companies.

The Henley Investment Centre may at times seek to influence strategies of investee companies, where appropriate, on behalf of its clients, but it will never seek to be involved in the day to day running of any investee companies. The Henley Investment Centre considers that being an active shareholder is fundamental to good Corporate Governance. Although this does not entail intervening in daily management decisions, it does involve supporting general standards for corporate activity and, where necessary, taking the initiative to ensure those standards are met, with a view to protecting and enhancing value for investors in our portfolios.

Engagement will also be proportionate and will reflect the size of holdings, length of holding period and liquidity of the underlying company shares. Given that the majority of the Henley Investment Centre’s investments are part of a very active asset management culture, engagement with those companies in which it chooses to invest its clients’ money is very important. Encouraging high standards of corporate governance within those companies that it invests is key to achieving successful outcomes for its clients.

The Henley Investment Centre sets out below how it complies with each principle of the FRC’s Stewardship code, or details why we have chosen to take a different approach, where relevant.

03	Henley Investment Centre	UK Stewardship Policy

Scope

The scope of this policy covers all portfolios that are managed by the Invesco investment teams located in Henley on Thames, United Kingdom and specifically excludes portfolios that are managed by other investment teams within the wider Invesco group that have their own voting, corporate governance and stewardship policies, all falling under the broader global policy. As an example, within Invesco’s UK ICVC range the following funds are excluded: Invesco US Enhanced Index Fund (UK), Invesco Balanced Risk 8 Fund (UK), Invesco Balanced Risk 10 Fund (UK), Invesco European ex UK Enhanced Index Fund (UK), Invesco Global Balanced Index Fund (UK), Invesco Global ex-UK Core Equity Index Fund (UK), Invesco Global ex-UK Enhanced Index Fund (UK), Invesco Hong Kong & China Fund (UK), Invesco Japanese Smaller Companies Fund (UK) and Invesco UK Enhanced Index Fund (UK).

Introduction to the principles of the Stewardship Code

There are 7 principles under the Stewardship Code. Each principle is accompanied by guidance to help investors focus on how to meet it.

The principles are as follows:

• Principle 1:	Institutional investors should publicly disclose their policy on how they will discharge their stewardship responsibilities.

• Principle 2:	Institutional investors should have a robust policy on managing conflicts of interest in relation to stewardship and this policy should be publicly disclosed.

• Principle 3:	Institutional investors should monitor their investee companies.

• Principle 4:	Institutional investors should establish clear guidelines on when and how they will escalate their activities as a method of protecting and enhancing shareholder value.

• Principle 5:	Institutional investors should be willing to act collectively with other investors where appropriate.

• Principle 6:	Institutional investors should have a clear policy on voting and disclosure of voting activity.

• Principle 7:	Institutional investors should report periodically on their stewardship and voting activities.

04	Henley Investment Centre	UK Stewardship Policy

Principle 1

Institutional investors should publicly disclose their policy on how they will discharge their stewardship responsibilities.

Guidance

Stewardship activities include monitoring and engaging with companies on matters such as strategy, performance, risk, capital structure and corporate governance, including culture and remuneration.

Engagement is purposeful dialogue with companies on those matters as well as on issues that are the immediate subject of votes at general meetings.

The policy should disclose how the institutional investor applies stewardship with the aim of enhancing and protecting the value for the ultimate beneficiary or client.

The statement should reflect the institutional investor’s activities within the investment chain, as well as the responsibilities that arise from those activities. In particular, the stewardship responsibilities of those whose primary activities are related to asset ownership may be different from those whose primary activities are related to asset management or other investment related services.

Where activities are outsourced, the statement should explain how this is compatible with the proper exercise of the institutional investor’s stewardship responsibilities and what steps the investor has taken to ensure that they are carried out in a manner consistent with the approach to stewardship set out in the statement.

The disclosure should describe arrangements for integrating stewardship within the wider investment process.

Invesco’s Investors’ approach:

The Henley Investment Centre complies with Principle 1 by publishing Invesco’s Global Policy Statement on Corporate Governance and Proxy Voting and this document around the specific application to Invesco on its website.

In this document we explain our philosophy on stewardship, our proxy voting policy and how we deal with conflicts of interest. In addition, this statement of compliance with the UK Stewardship Code indicates how the Henley Investment Centre addresses engagement, monitoring, and incorporates environmental, social and governance (ESG) activities within our investment process. All of our activities are aimed at enhancing and protecting the value of our investments for our clients.

These documents are reviewed and updated on an annual basis.

Integration of stewardship activities as part of the wider investment process

The investment process and philosophy in Henley is rooted in a culture of long term, valuation led, active management. Fundamental research of companies includes a holistic set of factors.

When analysing companies’ prospects for future profitability and hence returns to shareholders, we will take many variables into account, including but not limited to, the following:

•	Nomination and audit committees

•	Remuneration policies, reporting and directors’ remuneration

•	Board balance and structure

•	Financial reporting principles

•	Internal control system and annual review of its effectiveness

•	Dividend and Capital Management policies

•	ESG activities

Frequent dialogue with companies on these topics is an essential part of our fundamental research process and we will regularly support companies to improve and develop overtime. As such, stewardship is core to our wider investment process.

Dialogue with companies

We will endeavour, where practicable and in accordance with its investment approach, to enter into a dialogue with companies’ management based on the mutual understanding of objectives. This dialogue is likely to include regular meetings with company representatives to explore any concerns about ESG issues where these may impact on the best interests of clients. In discussion with company boards and senior non-Executive Directors, we will endeavour to cover any matters of particular relevance to investee company shareholder value.

Those people on the inside of a company, most obviously its executives, know their businesses much more intimately. Therefore, it is usually appropriate to leave strategic matters in their hands. However, if that strategy is not working, or alternatives need exploring, the Henley Investment Centre will seek to influence the direction of that company where practicable. In our view, this is part of our responsibility to clients.

Ultimately the business’ performance will have an impact on the returns generated by the Henley Investment Centre’s portfolios, whether it is in terms of share price performance or dividends, and the business wants to seek to ensure that the capital invested on behalf of its clients is being used as effectively as possible. In the majority of cases the business is broadly in agreement with the direction of a company that it has invested in, as its initial decision to invest will have taken these factors into account. Corporate engagement provides an opportunity for regular reviews of these issues.

05	Henley Investment Centre	UK Stewardship Policy

The building of this relationship facilitates frank and open discussion, and on-going interaction is an integral part of the fund manager’s role. The fact that the Henley Investment Centre has been a major shareholder in a number of companies for a long time, reflects both the fact that the original investments were based on a joint understanding of where the businesses were going and the ability of the companies’ management to execute that plan. It adds depth to the sophistication of our understanding of the firm, its clients and markets. Inevitably there are times when our views diverge from those of the companies’ executives but, where possible, we attempt to work with companies towards a practical solution. However, the Henley Investment Centre believes that its status as part-owner of companies means that it has both the right and the responsibility to make its views known. The option of selling out of those businesses is always open, but normally we prefer to push for change, (i.e. we believe that we are more influential as an owner of equity) even if this can be a slow process.

Specifically when considering resolutions put to shareholders, we will pay attention to the companies’ compliance with the relevant local requirements.

Non-routine resolutions and other topics

These will be considered on a case-by-case basis and where proposals are put to a vote will require proper explanation and justification by (in most instances) the Board. Examples of such proposals would be all political donations and any proposal made by a shareholder or body of shareholders (typically a pressure group).

Other considerations that the Henley Investment Centre might apply to non-routine proposals will include:

•	The degree to which the company’s stated position on the issue could affect its reputation and/or sales, or leave it vulnerable to boycott or selective purchasing

•	Peer group response to the issue in question

•	Whether implementation would achieve the objectives sought in the proposal

•	Whether the matter is best left to the Board’s discretion

Principle 2

Institutional investors should have a robust policy on managing conflicts of interest in relation to stewardship and this policy should be publicly disclosed.

Guidance

An institutional investor’s duty is to act in the interests of its clients and/or beneficiaries.

Conflicts of interest will inevitably arise from time to time, which may include when voting on matters affecting a parent company or client.

Institutional investors should put in place, maintain and publicly disclose a policy for identifying and managing conflicts of interest with the aim of taking all reasonable steps to put the interests of their client or beneficiary first. The policy should also address how matters are handled when the interests of clients or beneficiaries diverge from each other.

Invesco’s Investors’ approach:

Invesco is required to take all appropriate steps to identify, manage, record and, where relevant, disclose actual or potential conflicts of interest between ourselves (including our managers and employees and any person directly or indirectly linked) and our clients and between one client and another. Invesco has a UK Conflicts of Interest Policy which lists the types of potential conflicts of interest which may arise through the normal course of business whose existence may damage the interests of clients and details the administrative arrangements taken to prevent and manage these. A copy of the UK Conflicts of Interest Policy is provided to investors on request.

Invesco has a UK Code of Ethics for its employees which covers expectations around our principles and obligations as a fiduciary, material non-public information, personal account dealing, outside business activity, and other potential conflicts of interest. All employees are required to provide an annual attestation that they have read the Code of Ethics and will comply with its provisions.

Invesco maintains policies and procedures that deal with conflicts of interest in all of its business dealings. In particular in relation to conflicts of interest that exist in its stewardship and proxy voting activities, these policies can be found in the Global Policy Statement on Corporate Governance and Proxy Voting found on our website.

There may be occasions where voting proxies may present a real or perceived conflict of interest between Invesco, as investment manager, and one or more of Invesco’s clients or vendors. Under Invesco’s Code of Conduct, Invesco entities and individuals are strictly prohibited from putting personal benefit, whether tangible or intangible, before the interests of clients. “Personal benefit” includes any intended benefit for Invesco, oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for the relevant Invesco client.

Firm-level Conflicts of Interest

A conflict of interest may exist if Invesco has a material business relationship with, or is actively soliciting business from, either the company soliciting a proxy vote or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote (e.g., issuers that are distributors of Invesco’s products, or issuers that employ Invesco to manage portions of their retirement plans or treasury accounts). Invesco’s proxy administration team maintains a list of all such issuers for which a conflict of interest actually exists.

If the proposal that gives rise to the potential conflict is specifically addressed by this Policy or the operating guidelines and procedures of the relevant regional investment centre, Invesco generally will vote the proxy in accordance therewith. Where this is not the case, Invesco operates a global Invesco proxy advisory committee (IPAC) who will vote the proxy based on the majority vote of its members (see full description of IPAC in the section on Principle 6).

06	Henley Investment Centre	UK Stewardship Policy

Because this Policy and the operating guidelines and procedures of each regional investment centre are pre-determined and crafted to be in the best economic interest of clients, applying them to vote client proxies should, in most instances, adequately resolve any potential conflict of interest. As an additional safeguard, persons from Invesco’s marketing, distribution and other customer-facing functions may not serve on the IPAC.

Personal Conflicts of Interest

A conflict also may exist where an Invesco employee has a known personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships.

All Invesco personnel with proxy voting responsibilities are required to report any known personal conflicts of interest regarding proxy issues with which they are involved. In such instances, the individual(s) with the conflict will be excluded from the decision making process relating to such issues.

Other Conflicts of Interest

In order to avoid any appearance of a conflict of interest, Invesco will not vote proxies issued by, or related to matters involving, Invesco Ltd. that may be held in client accounts from time to time.

Principle 3

Institutional investors should monitor their investee companies.

Guidance

Effective monitoring is an essential component of stewardship. It should take place regularly and be checked periodically for effectiveness.

When monitoring companies, institutional investors should seek to:

•	Keep abreast of the company’s performance;

•	Keep abreast of developments, both internal and external to the company, that drive the company’s value and risks;

•	Satisfy themselves that the company’s leadership is effective;

•	Satisfy themselves that the company’s board and committees adhere to the spirit of the UK Corporate Governance Code, including through meetings with the chairman and other board members;

•	Consider the quality of the company’s reporting; and

•	Attend the General Meetings of companies in which they have a major holding, where appropriate and practicable

Institutional investors should consider carefully explanations given for departure from the UK Corporate Governance Code and make reasoned judgements in each case. They should give a timely explanation to the company, in writing where appropriate, and be prepared to enter a dialogue if they do not accept the company’s position.

Institutional investors should endeavour to identify at an early stage issues that may result in a significant loss in investment value. If they have concerns, they should seek to ensure that the appropriate members of the investee company’s board or management are made aware.

Institutional investors may or may not wish to be made insiders. An institutional investor who may be willing to become an insider should indicate in its stewardship statement the willingness to do so, and the mechanism by which this could be done.

Institutional investors will expect investee companies and their advisers to ensure that information that could affect their ability to deal in the shares of the company concerned is not conveyed to them without their prior agreement.

Invesco’s Investors’ approach:

Through the Henley Investment Centre’s active investment process, fund managers endeavour to establish on a proportionate basis, on-going dialogue with company management and this includes regular meetings. The business will also engage with companies on particular ESG related matters.

Meeting investee companies is a core part of the investment process and the Henley Investment Centre is committed to keeping records of all key engagement activities.

However, meeting company management is not the only method of corporate engagement.

•	Our investment teams regularly review company filings and publicly available information to gain a fuller understanding of the relevant company.

•	We also attend public meetings that companies call in order to hear from company boards and to discuss topics with other company shareholders on an informal basis. – Our investment teams also utilise research provided by market participants on the companies that we invest in. This allows us to understand what other participants in the capital markets think about those companies, and helps us develop a more rounded view. Invesco expenses research costs.

•	Our investment teams have access to external corporate governance research that flags corporate non-compliance with best practice corporate governance standards. While we believe this is a helpful guide, we consider each company on a case by case basis and may well support management where we believe this is in our clients’ best interest.

This approach, and these methods of gaining information allows us to review the performance of our investee companies on a regular basis, and ask questions and raise concerns promptly.

Invesco’s approach to the receipt of “inside information”

Invesco has a global and interconnected asset management business without internal information barriers, which means that the receipt of inside information by one area of Invesco’s global business results in all of Invesco’s global business being deemed to be in receipt of inside information.

The Henley Investment Centre acknowledges that the receipt of inside information has the potential to negatively impact other investment teams, our clients and more generally the efficient and fair operation of capital markets.

07	Henley Investment Centre	UK Stewardship Policy

For these reasons and as a matter of general policy the business does not want to receive inside information.

However, it is acknowledged that as part of the Henley Investment Centre’s investment approach and duty to act in the best interests of our clients, there are circumstances in which the business may receive inside information which are detailed further in relevant procedures and policies.

The Henley Investment Centre’s investment approach is about forming strong, long term relationships with the companies it invests in. We do this by maintaining regular and direct contact with corporate brokers and the management of companies that they invest in so that we can build real insight into and a deep understanding of such companies, as well as the markets and industry in which they operate.

This, along with the corporate governance responsibilities of being long term asset managers, means participating in meaningful conversations about our investee companies with the company itself and its advisors. This approach provides us with the opportunity to engage in discussions regarding the direction of the strategy of those companies before decisions by the companies have been made. Such engagement is an important aspect of the exercise of our responsibilities as asset manager owners.

Fund managers individually have a key fiduciary responsibility in assessing information received and managing it effectively. In accepting that fund managers may be exposed to receiving inside information, the business has in place policies and procedures to effectively manage this risk. Anyone in receipt of inside information should only disclose to colleagues where necessary or required through the normal course of business and on a “need to know” basis. As soon as an individual has received inside information and been made an insider, compliance will be notified together with the names of those known to also be in receipt of the information. Compliance will update the Invesco “insider list” and ensure trading systems are updated to prevent any further trading until the information becomes public. Further details are available upon request.

Principle 4

Institutional investors should establish clear guidelines on when and how they will escalate their activities as a method of protecting and enhancing shareholder value.

Guidance

Institutional investors should set out the circumstances in which they will actively intervene and regularly assess the outcomes of doing so. Intervention should be considered regardless of whether an active or passive investment policy is followed. In addition, being underweight is not, of itself, a reason for not intervening. Instances when institutional investors may want to intervene include, but are not limited to, when they have concerns about the company’s strategy, performance, governance, remuneration or approach to risks, including those that may arise from social and environmental matters.

Initial discussions should take place on a confidential basis. However, if companies do not respond constructively when institutional investors intervene, then institutional investors should consider whether to escalate their action, for example, by:

•	Holding additional meetings with management specifically to discuss concerns;

•	Expressing concerns through the company’s advisers;

•	Meeting with the chairman or other board members;

•	Intervening jointly with other institutions on particular issues;

•	Making a public statement in advance of General Meetings;

•	Submitting resolutions and speaking at General Meetings; and

•	Requisitioning a General Meeting, in some cases proposing to change board membership

Invesco’s Investors’ approach:

The Henley Investment Centre’s fund managers escalate stewardship activities in several stages. Initially any issues/concerns would be raised by its fund managers through a process of on-going dialogue and company meetings. We may then take a number of actions to escalate our concerns along the lines of a broad escalation hierarchy, via a number of different approaches including (but not limited to) as follows:

•	Meeting with non-executive members of company boards to discuss our concerns

•	Attendance and active participation at company annual general meetings (AGMs)

•	Writing of letters to company boards expressing our concerns and requiring action to be taken

•	Votes against management through the use of proxy voting on company resolutions

On occasions where a fund manager believes an issue is significant enough to be escalated, we will ensure the relevant internal resources are made available to support the fund manager in securing the most appropriate outcome for our clients.

08	Henley Investment Centre	UK Stewardship Policy

Examples of issues that would prompt us to escalate our concerns may include:

•	Poor examples of corporate governance practice within companies – for example where management structures are created that increase conflicts of interest, or leave management control in the hands of dominant shareholders.

•	Concerns over remuneration policies at companies where those policies do not align with the ongoing positive growth of the company. This may include us exercising our proxy votes against the reappointment of chairs of the remuneration committees in order to express our concerns.

•	Where the strategic direction of companies that we invest in changes significantly, and does not match with the original investment rationale that attracted us to the company in the first place, and where we believe that the new strategy will no longer return the best value to shareholders, and ultimately to our clients.

•	Where Board structure or individual composition at an investee company does not meet our standards in terms of the qualifications and expertise required.

We believe that our approach to escalation is consistent with the intent of the Code. However, because we approach each engagement individually we do not see this as a mechanistic process, and therefore our approach will vary based on the individual situations. Through regular and frank meetings with management, we try as much as possible to raise queries and issues before they become areas of concern that require more direct intervention – such as votes against management or disinvestment of positions.

Our preference is to engage privately as we believe it better serves the long-term interests of our clients to establish relationships, and a reputation with companies that enhances rather than hinders dialogue.

Principle 5

Institutional investors should be willing to act collectively with other investors where appropriate

Guidance

At times collaboration with other investors may be the most effective manner in which to engage.

Collective engagement may be most appropriate at times of significant corporate or wider economic stress, or when the risks posed threaten to destroy significant value.

Institutional investors should disclose their policy on collective engagement, which should indicate their readiness to work with other investors through formal and informal groups when this is necessary to achieve their objectives and ensure companies are aware of concerns. The disclosure should also indicate the kinds of circumstances in which the institutional investor would consider participating in collective engagement.

Invesco’s Investors’ approach:

The Henley Investment Centre is supportive of collective engagement in cases where objectives between parties are mutually agreeable and there are no conflicts of interest.

In taking collaborative action we are cognisant of legal and regulatory requirements, including on market abuse, insider dealing and concert party regulations.

The Investment Association (IA), the UK Sustainable Investment and Finance Association (UKSIF) and the UN backed Principles for Responsible Investment (PRI) coordinate and support collective shareholder meetings which can be very effective as they are carried out in a neutral environment. Where we have an interest, we are regular participants in such meetings.

Invesco are also members of the UK Investor Forum, an organisation set up to create an effective model for collective engagement with UK companies.

All of our engagement activities are undertaken in the best interests of our clients.

Principle 6

Institutional investors should have a clear policy on voting and disclosure of voting activity

Guidance

Institutional investors should seek to vote on all shares held. They should not automatically support the board.

If they have been unable to reach a satisfactory outcome through active dialogue then they should register an abstention or vote against the resolution. In both instances, it is good practice to inform the company in advance of their intention and the reasons why.

Institutional investors should disclose publicly voting records.

Institutional investors should disclose the use made, if any, of proxy voting or other voting advisory services. They should describe the scope of such services, identify the providers and disclose the extent to which they follow, rely upon or use recommendations made by such services.

Institutional investors should disclose their approach to stock lending and recalling lent stock.

Invesco’s Investors’ approach:

Invesco views proxy voting as an integral part of its investment management responsibilities and believes that the right to vote proxies should be managed with the same high standards of care and fiduciary duty to its clients as all other elements of the investment process. Invesco’s proxy voting philosophy, governance structure and process are designed to ensure that proxy votes are cast in accordance with clients’ best interests, which Invesco interprets to mean clients’ best economic interests.

Invesco investment teams vote proxies on behalf of Invesco-sponsored funds and non-fund advisory clients that have explicitly granted Invesco authority in writing to vote proxies on their behalf.

09	Henley Investment Centre	UK Stewardship Policy

The proxy voting process at Invesco, which is driven by investment professionals, focuses on maximizing long-term value for our clients, protecting clients’ rights and promoting governance structures and practices that reinforce the accountability of corporate management and boards of directors to shareholders. Invesco takes a nuanced approach to voting and, therefore, many matters to be voted upon are reviewed on a case by case basis. The Henley Investment Centre buys research from several providers to make an informed voting decision. Globally we use ISS and Glass Lewis and we use the Investment Association IVIS service for research for UK securities.

The Henley Investment Centre reports the investment teams’ proxy voting records through an easily accessible portal on our website. This allows our clients to see votes that have been cast by our investment professionals on each of our ICVC funds managed by IAML, by company that we are shareholders of, and by resolution, and to easily search for the records that they are interested in. This can be viewed on our website at: www.invesco.co.uk/proxy-voting-records This data will be updated on an annual basis.

Global Proxy Voting Platform and Administration

Guided by its philosophy that investment teams should manage proxy voting, Invesco has created the Global Invesco Proxy Advisory Committee (“Global IPAC”). The Global IPAC is a global investments-driven committee which compromises representatives from various investment management teams and Invesco’s Head of Global Governance, Policy and Responsible Investment (“Head of Global Governance”). The Global IPAC provides a forum for investment teams to monitor, understand and discuss key proxy issues and voting trends within the Invesco group. In addition to the Global IPAC, for some clients, third parties (e.g., U.S. mutual fund boards) provide oversight of the proxy process.

The Global IPAC and Invesco’s proxy administration and governance team, compliance and legal teams regularly communicate and review this Policy and the operating guidelines and procedures of each regional investment centre to ensure that they remain consistent with clients’ best interests, regulatory requirements, governance trends and industry best practices.

Invesco maintains a proprietary global proxy administration platform, supported by the Global Head of Responsible Investment and a dedicated team of internal proxy specialists. This proprietary portal is supported by Institutional Shareholder Services (ISS) to process the underlying voting ballots. The platform streamlines the proxy voting and ballot reconciliation processes, as well as related functions, such as share blocking and managing conflicts of interest issuers. Managing these processes internally, as opposed to relying on third parties, gives Invesco greater quality control, oversight and independence in the proxy administration process.

The platform also includes advanced global reporting and record-keeping capabilities regarding proxy matters that enable Invesco to satisfy client, regulatory and management requirements. Certain investment teams also use the platform to access third-party proxy research.

Non-Votes

In the vast majority of instances, Invesco is able to vote proxies successfully. However, in certain circumstances Invesco may refrain from voting where the economic or other opportunity costs of voting exceeds any anticipated benefits of that proxy proposal. In addition, there may be instances in which Invesco is unable to vote all of its clients’ proxies despite using commercially reasonable efforts to do so. For example:

•	Invesco may not receive proxy materials from the relevant fund or client custodian with sufficient time and information to make an informed independent voting decision. In such cases, Invesco may choose not to vote, to abstain from voting or to vote in accordance with proxy advisor recommendations

•	If the security in question is on loan as part of a securities lending program, Invesco may determine that the benefit to the client of voting a particular proxy is outweighed by the revenue that would be lost by terminating the loan and recalling the securities

•	In some countries the exercise of voting rights imposes temporary transfer restrictions on the related securities (“share blocking”). Invesco generally refrains from voting proxies in share-blocking countries unless Invesco determines that the benefit to the clients of voting a specific proxy outweighs the clients’ temporary inability to sell the security

•	Some companies require a representative to attend meetings in person in order to vote a proxy. In such cases, Invesco may determine that the costs of sending a representative or signing a power-of-attorney outweigh the benefit of voting a particular proxy

Approach to Stock Lending

The Henley Investment Centre does not enter into stock lending arrangements.

10	Henley Investment Centre	UK Stewardship Policy

Principle 7

Institutional investors should report periodically on their stewardship and voting activities

Guidance

Institutional investors should maintain a clear record of their stewardship activities.

Asset managers should regularly account to their clients or beneficiaries as to how they have discharged their responsibilities. Such reports will be likely to comprise qualitative as well as quantitative information. The particular information reported and the format used, should be a matter for agreement between agents and their principals.

Asset owners should report at least annually to those to whom they are accountable on their stewardship policy and its execution.

Transparency is an important feature of effective stewardship. Institutional investors should not, however, be expected to make disclosures that might be counterproductive. Confidentiality in specific situations may well be crucial to achieving a positive outcome.

Asset managers that sign up to this Code should obtain an independent opinion on their engagement and voting processes having regard to an international standard or a UK framework such as AAF 01/062. The existence of such assurance reporting should be publicly disclosed. If requested, clients should be provided access to such assurance reports.

Invesco’s Investors’ approach:

Invesco produces an annual stewardship report which highlights our activities at a global level in terms of ESG activity and in various investment centres.

The Henley Investment Centre reports our investment teams’ proxy voting records through an easily accessible portal on our website. This allows our clients to see votes that have been cast by our investment professionals on each of our ICVC funds managed by IAML, by company that we are shareholders of, and by resolution, and to easily search for the records that they are interested in. This can be viewed on our website at: www.invesco.co.uk/proxy-voting-results

This data will be updated on an annual basis.

The processes relating to our corporate governance activities are subject to audit by our internal audit function. This function is independent from the front office, and the rest of the business, and provides an independent assessment of business practises directly to Board level.

We believe that this level of scrutiny and oversight provides our clients with the assurance that our policies and practises meet and exceed current industry standards.

We will continue to assess this approach.

Further information/useful links (also available via our website):

www.invesco.co.uk/corporategovernance-and-stewardship-code

Key contact details for matters concerning stewardship:

Bonnie Saynay

Global Head of Proxy Governance and

Responsible Investment

Tel: +1 (713) 214-4774

Email: Bonnie.Saynay@invesco.com

Stuart Howard

Head of Investment Management Operations

Tel: +44 1491 417175

Email: Stuart_Howard@invesco.com

Dan Baker

Operations Manager

Tel: +44 1491 416514

Email: Dan_Baker@invesco.com

Charles Henderson

UK Equities Business Manager

Tel: +44 1491 417672

Email: Charles_Henderson@invesco.com

Cathrine de Coninck-Lopez

Head of ESG, Henley Investment Centre

Tel +44 1491416139

Email: Cathrine.deconinck-lopez@invesco.com

Telephone calls may be recorded.

11	Henley Investment Centre	UK Stewardship Policy

Important information

Where individuals or the business have expressed opinions, they are based on current market conditions, they may differ from those of other investment professionals and are subject to change without notice.

All information as at 12 December 2017 sourced from Invesco unless otherwise stated.

Invesco Asset Management Limited

Registered in England 949417

Perpetual Park, Perpetual Park Drive, Henley-on-Thames, Oxfordshire RG9 1HH, UK

Authorised and regulated by the Financial Conduct Authority

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

As of February 28, 2019, the following individuals are jointly and primarily responsible for the day-to-day management of the Fund:

•	Scott Baskind, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco Senior Secured and/or its affiliates since 1999.

•	Nuno Caetano, Portfolio Manager, who has been responsible for the Fund since 2013 and has been associated with Invesco Senior Secured and/or its affiliates since 2010.

•	Philip Yarrow, Portfolio Manager, who has been responsible for the Fund since 2007 and has been associated with Invesco Senior Secured and/or its affiliates since 2010.

Portfolio Manager Fund Holdings and Information on Other Managed Accounts

Invesco’s portfolio managers develop investment models which are used in connection with the management of certain Invesco Funds as well as other mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The ‘Investments’ chart reflects the portfolio managers’ investments in the Funds that they manage. Accounts are grouped into three categories: (i) investments in the Fund’s shares beneficially owned by a portfolio manager, as determined in accordance with Rule 16a-1(a) (2) under the Securities Exchange Act of 1934, as amended (beneficial ownership includes ownership by a portfolio manager’s immediate family members sharing the same household); (ii) investments made either directly or through a deferred compensation or similar plan in Invesco pooled investment vehicles with the same or similar objectives and strategies as the Fund; and (iii) total investments made in any Invesco Fund or Invesco pooled investment vehicle. The ‘Assets Managed’ chart reflects information regarding accounts other than the Funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other registered investment companies; (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (performance-based fees), information on those accounts is specifically noted. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date.

Investments

The following information is as of February 28, 2019 (unless otherwise noted):

Portfolio Manager	Dollar Range of Investments in the Fund	Dollar Range of Investments in Invesco Pooled Investment Vehicles with the Same or Similar Objectives and Strategies as the Fund	Dollar Range of Investments in All Invesco Funds and Invesco Pooled Investment Vehicles
Invesco Dynamic Credit Opportunities Fund
Scott Baskind	None	N/A	Over $1,000,000
Nuno Caetano	None	N/A	None

Portfolio Manager	Dollar Range of Investments in the Fund	Dollar Range of Investments in Invesco Pooled Investment Vehicles with the Same or Similar Objectives and Strategies as the Fund	Dollar Range of Investments in All Invesco Funds and Invesco Pooled Investment Vehicles
Philip Yarrow	None	N/A	$500,001 - $1,000,000

Assets Managed

The following information is as of February 28, 2019 (unless otherwise noted):

Portfolio Manager	Other Registered Investment Companies Managed		Other Pooled Investment Vehicles Managed		Other Accounts Managed
	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
	Invesco Dynamic Credit Opportunities Fund
Scott Baskind	4	$9,866.3	4	$8,200.5	25	$10,888.7
Nuno Caetano	None	None	None	None	None	None
Philip Yarrow	3	$4,281.5	4	$8,200.5	None	None

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:

•

The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. The Adviser and each Sub-Adviser seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

•

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, the Adviser, each Sub-Adviser and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

•

The Adviser and each Sub-Adviser determine which broker to use to execute each order for securities transactions for the Funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser and each Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

•

Finally, the appearance of a conflict of interest may arise where the Adviser or Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts for which a portfolio manager has day-to-day management responsibilities. None of the Invesco Fund accounts managed has a performance fee.

The Adviser, each Sub-Adviser, and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Description of Compensation Structure

For the Adviser and each affiliated Sub-Adviser

The Adviser and each Sub-Adviser seek to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive cash bonus opportunity and a deferred compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive Fund performance. The Adviser and each Sub-Adviser evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:

Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, the Adviser and each Sub-Adviser’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

Annual Bonus. The portfolio managers are eligible, along with other employees of the Adviser and each Sub-Adviser, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the firm-wide bonus pool based upon progress against strategic objectives and annual operating plan, including investment performance and financial results. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

Each portfolio manager’s compensation is linked to the pre-tax investment performance of the Funds/accounts managed by the portfolio manager as described in Table 1 below.

Table 1

Sub-Adviser	Performance time period[1]
Invesco [2] Invesco Deutschland Invesco Hong Kong[2] Invesco Asset Management Invesco India Invesco Real Estate Securities Division[2]	One-, Three- and Five-year performance against Fund peer group
Invesco Senior Secured2,[3] Invesco Capital2,[4]	Not applicable
Invesco Canada[2]	One-year performance against Fund peer group Three- and Five-year performance against entire universe of Canadian funds
Invesco Japan[5]	One-, Three- and Five-year performance

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

[1]	Rolling time periods based on calendar year-end.
[2]	Portfolio Managers may be granted an annual deferral award that vests on a pro-rata basis over a four year period.
[3]	Invesco Senior Secured’s bonus is based on annual measures of equity return and standard tests of collateralization performance.
[4]	Portfolio Managers for Invesco Capital base their bonus on Invesco results as well as overall performance of Invesco Capital.
[5]	Portfolio Managers for Invesco Pacific Growth Fund’s compensation is based on the one-, three- and five-year performance against the appropriate Micropol benchmark.

With respect to Invesco Capital, there is no policy regarding, or agreement with, the Portfolio Managers or any other senior executive of the Adviser to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by the Portfolio Managers.

Deferred / Long Term Compensation. Portfolio managers may be granted a deferred compensation award based on a firm-wide bonus pool approved by the Compensation Committee of Invesco Ltd. Deferred compensation awards may take the form of annual deferral awards or long-term equity awards. Annual deferral awards may be granted as an annual stock deferral award or an annual fund deferral award. Annual stock deferral awards are settled in Invesco Ltd. common shares. Annual fund deferral awards are notionally invested in certain Invesco Funds selected by the Portfolio Manager and are settled in cash. Long-term equity awards are settled in Invesco Ltd. common shares. Both annual deferral awards and long-term equity awards have a four-year ratable vesting schedule. The vesting period aligns the interests of the Portfolio Managers with the long-term interests of clients and shareholders and encourages retention.

Retirement and health and welfare arrangements. Portfolio managers are eligible to participate in retirement and health and welfare plans and programs that are available generally to all employees.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	As of April 15, 2019, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of April 15, 2019, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13.	EXHIBITS.

13(a) (1)	Code of Ethics.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

13(a) (3)	Not applicable.

13(a) (4)	Not applicable

13(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: Invesco Dynamic Credit Opportunities Fund

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	May 9, 2019

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	May 9, 2019

By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer

Date:	May 9, 2019

EXHIBIT INDEX

13(a) (1)	Code of Ethics.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

13(a) (3)	Not applicable.

13(a) (4)	Not applicable.